JEFFERSON PILOT VARIABLE FUND, INC.

                               FROM THE PRESIDENT

Dear Policyowner:

[photo of Ronald R. Angarella]

     I am pleased to report to you that we added three new Portfolios to the Jefferson Pilot Variable Fund with our May 1, 2001 product prospectuses. These selections, highlighted below, provide you with the opportunity to diversify the cash values in your Jefferson Pilot Financial variable life or variable annuity policy into three asset classes that were previously unavailable. We employed a comprehensive screening process to find talented investment management firms proficient at producing above average investment returns over the long run.

     Wellington Management Company, LLP manages the Mid-Cap Value Portfolio. For more than 70 years, Boston-based Wellington has focused exclusively on the business of investment management. They employ a contrarian approach to stock selection, favoring equity securities of mid-size companies (defined as those with market capitalization less than $20 billion at the time of purchase) that appear to be undervalued in the marketplace.

     Also in the mid-cap area, we added the Mid-Cap Growth Portfolio. The Portfolio is managed by Berwyn, Pennsylvania-based Turner Investment Partners Incorporated whose strategy is based on the belief that earnings expectations drive stock prices. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as companies expected to enter periods of above-average growth.

     To round out our Fund offerings in the small capitalization sector, we created the Small-Cap Value Portfolio and retained Dalton, Greiner, Hartman, Maher and Company to act as the manager. DGHM, using fundamental securities analysis, seeks to identify common stocks of small-cap companies (those with market capitalization at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Index) with below-average valuation and above-average profitability.

     We are excited about these new Portfolios and urge you to work with your professional investment advisor to determine how they might fit with your specific investment objectives.

                               FROM THE PRESIDENT

     The lackluster performance in the equity markets in the first six months of 2001 has been well publicized. Virtually all sectors, including the overseas markets, showed negative results. However, after a lengthy period of underperformance, value stocks generally led growth stocks in the period. Within the Fund, these patterns were evident as well. The returns of most of the Portfolios were negative for the six months ended June 30th. Value-oriented Portfolios outperformed those with an investment process that is biased towards growth stocks.

     Sales of our Ensemble(R) variable universal life products were strong in the first six months of the year and well ahead of the pace for the first six months of last year. These products have broad appeal to consumers with long-term life insurance and capital accumulation needs.

     As we look forward to the second half of the year, we hope our products continue to meet your financial planning needs. Thank you for your confidence in Jefferson Pilot Financial.

Sincerely,

/s/ Ronald R. Angarella

Ronald R. Angarella
President, Jefferson Pilot Variable Fund, Inc.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.

JEFFERSON PILOT VARIABLE FUND, INC.

                                     INDEX

                                                   Page
  Portfolio Profiles
         Growth Portfolio                            5
         Emerging Growth Portfolio                  13
         Mid-Cap Growth Portfolio                   23
         Capital Growth Portfolio                   31
         Global Hard Assets Portfolio               37
         Small Company Portfolio                    45
         Mid-Cap Value Portfolio                    55
         S&P 500 Index Portfolio                    61
         Small-Cap Value                            73
         Value Portfolio                            79
         International Equity Portfolio             85
         World Growth Stock Portfolio               91
         Balanced Portfolio                         99
         High Yield Bond Portfolio                 109
         Money Market Portfolio                    121
  Financial Statements                             126
  Notes to Financial Statements                    136

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

"Although the magnitude of a recovery in technology spending and corporate profits is difficult to ascertain, we believe the fortunes for leading-edge growth companies will improve from this point in the cycle through 2002."

                                          --Ronald C. Ognar, Portfolio Manager--


                       INCEPTION DATE
                       January 1, 1998
-----------------------------------------------------------

                        FUND MANAGER
               Strong Capital Management, Inc.

-----------------------------------------------------------

              INVESTMENT OBJECTIVE AND STRATEGY
       To seek capital growth by investing primarily
                    in equity securities.

-----------------------------------------------------------

                  NET ASSETS AS OF 06/30/01
                         $56,960,765

-----------------------------------------------------------

                     NUMBER OF HOLDINGS
                             119

-----------------------------------------------------------

                     PORTFOLIO TURNOVER
                           216.21%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


-----------------------------------
        RONALD C. OGNAR, CFA

o Joined Strong in 1993

o 32 years of investment experience

o B.S. from University of Illinois

o Chartered Financial Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

[pie chart]
Common Stock-89.04%
Cash-10.96%


   The erratic and often tumultuous market movements so far this year, have predicated a new type of investor. Long-term investing has taken on a new meaning and the 'chasing returns' mentality of the mid- to late-1990s has been substantially eradicated. With a buy-and-hold perspective at the core of our strategy, the JPVF Growth Portfolio has sought to provide consistent, long-term performance no matter the market cycle.

   During the first quarter, the Portfolio's investments in utilities, consumer durables and retail trade aided performance. Utility company positions benefited throughout the first quarter from relatively high energy prices. However, the Portfolio's overall performance was hampered during the quarter by holdings in various technology segments of the market. These industries continued to be affected by concerns over slowing corporate IT spending and excess inventory in the PC and wireless segments.

   The second quarter saw a surge in performance, as we repositioned the Portfolio to take advantage of market movements. The overall market continued to experience brief, episodic rallies around Fed rate cuts. These rallies would quickly evaporate in the face of a steady stream of disappointing earnings reports. Consequently, the Portfolio positions that performed best during the quarter tended to be the companies with the best near-term fundamentals and earnings visibility, as well as those that can be viewed as early beneficiaries of an economic turnaround. Laggards during the quarter were generally found within the energy and technology sectors. While we favor technology stocks for the longer-term, these companies have generally continued to experience the most severe slowdowns in earnings, especially within the networking and telecom equipment segments.


------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Microsoft Corp.            2.49%
AOLTime Warner, Inc.       2.44%
Kohl's Corp.               2.14%
Home Depot, Inc., The      1.99%
Fiserv, Inc.               1.91%
First Data Corp.           1.87%
Best Buy Co., Inc.         1.84%
Biomet, Inc.               1.81%
Cisco Systems, Inc.        1.75%
Lowe's Companies, Inc.     1.74%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Retail Stores             11.66%
Pharmaceutical             8.86%
Computer Equipment
  & Services               7.78%
Computer Software -
  Mini & Micro             6.52%
Electronics -
  Semiconductors           5.14%
Commercial Services        5.12%
Healthcare                 5.00%
Financial Services         4.50%
Medical Products           3.95%
Medical - Biotechnology    3.33%


++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO


   When the Federal Reserve began cutting rates in January of this year, we began investing in companies that we believe will be leveraged to an improving economy. Thus far, the impact of lower interest rates on the economy has been negligible, although this is not unusual as Fed intervention typically requires six to twelve months to ripple through the economy.

   What is ahead for the growth style of investing? Those looking in the rear view mirror will continue pointing to the ongoing deterioration in corporate profits, operating margins, and sales growth. The good news is these statistics do not capture the lagged impact of easier monetary policy. Although the magnitude of a recovery in technology spending and corporate profits is difficult to ascertain, we believe the fortunes for leading-edge growth companies will improve from this point in the cycle through 2002. In short, we view the glass as half-full with the Federal Reserve prepared to add more water if needed.

   The true measure of active management is best viewed over a multi-year cycle, especially a cycle that captures both up and down market environments. The period that we have been managing the Portfolio, from January 1, 1998 through present, serves as a perfect example because it includes the frothy, momentum year of 1999, the bubble-bursting year of 2000, and this year's sporadic market. We are pleased to have brought you very competitive three-year average annual returns despite the market volatility we have experienced over the last fifteen months. We truly appreciate your continued support through this difficult investing environment.

              Growth Portfolio and the Russell Midcap Growth Index Comparison of Change in Value of $10,000 Investment.

[mountain chart]

                Growth Portfolio        Russell Midcap Growth Index
1/98            10000                   10000
                11160                   11238
6/98            11691                   11232
                10420                    9356
12/98           13114                   11834
                14487                   12239
6/99            15102                   13514
                15055                   12837
12/99           23652                   17904
                28610                   21686
6/00            25892                   20080
                28234                   20586
12/00           22301                   15802
                16226                   11837
6/01            16891                   13752


---------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
---------------------------------
                          RUSSELL
                           MIDCAP
                           GROWTH
                GROWTH      INDEX
YTD            -24.26%    -12.96%
1 YEAR         -34.76%    -31.51%
INCEPTION       16.19%      9.54%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                              (Unaudited)
                                                               Six Months        Year Ended      Year Ended      Year Ended
                                                               Ended June         December        December        December
                                                                30, 2001          31, 2000        31, 1999        31, 1998
    Net asset value, beginning of period                      $     20.68       $     23.38      $     13.11    $     10.00

  Income From Investment Operations
    Net investment loss                                             (0.02)                             (0.06)         (0.05)
    Net gains and losses on securities
      (both realized and unrealized)                                (5.03)            (0.96)           10.50           3.16
                                                              -----------       -----------      -----------    -----------

    Total from investment operations                                (5.05)            (0.96)           10.44           3.11

  Less Distributions to Shareholders
    Dividends from net investment income
    Dividends in excess of net
      investment income
    Distributions from capital gains                                                                   (0.17)
    Distributions in excess of capital gains                        (0.99)            (1.74)
    Returns of capital
                                                              -----------       -----------      -----------    -----------

    Total distributions                                             (0.99)            (1.74)           (0.17)          0.00

    Net asset value, end of period                            $     14.64       $     20.68      $     23.38    $     13.11
                                                              ===========       ===========      ===========    ===========

    Total Return (A)                                               (24.26%)           (5.71%)          80.36%         31.14%

    Ratios to Average Net Assets: (B)
    Expenses                                                         0.86%             0.84%            0.96%          1.08%
    Net investment income                                           (0.26%)           (0.23%)          (0.54%)        (0.47%)

    Portfolio Turnover Rate                                        216.21%           344.98%          326.19%        283.36%

    Net Assets, At End of Period                              $56,960,765       $79,541,483      $44,334,220    $11,543,742

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--91.50 %

  Company                               Shares   Market Value
-------------------------------------------------------------
  Advertising-0.30%
  Omnicom Group, Inc.                    2,000    $   172,000
                                                  -----------
  Aerospace & Defense-0.27%
  L-3 Communications Holdings, Inc. +    2,000        152,600
                                                  -----------
  Banking-2.26%
  Dime Bancorp, Inc.                     6,600        245,850
  Fifth Third Bancorp                   11,000        660,550
  First Tennessee National Corp.        11,000        381,810
                                                  -----------
                                                    1,288,210
                                                  -----------
  Broadcasting-2.38%
  AT&T Corp. - Liberty Media Corp. +    24,500        428,505
  Charter Communications, Inc. +        15,500        361,925
  Clear Channel Communications, Inc. +   9,000        564,300
                                                  -----------
                                                    1,354,730
                                                  -----------
  Building Construction-0.03%
  Fastenal Co.                             300         18,594
                                                  -----------
  Chemicals-1.16%
  Air Products & Chemicals, Inc.         4,000        183,000
  Engelhard Corp.                        8,000        206,320
  Sigma-Aldrich Corp.                    7,100        274,202
                                                  -----------
                                                      663,522
                                                  -----------
  Commercial Services-5.26%
  Cendant Corp. +                       25,000        487,500
  Concord EFS, Inc. +                    9,500        494,095
  Express Scripts, Inc. +               13,000        715,390
  Laboratory Corporation of America
   Holdings +                           12,000        922,800
  Quintiles Transnational Corp. +       15,000        378,750
                                                  -----------
                                                    2,998,535
                                                  -----------
  Computer Equipment & Services-7.99%
  Comverse Technology, Inc. +            3,800        218,956
  CSG Systems International, Inc. +      5,400        313,200
  Dell Computer Corp. +                 30,000        784,500
  EMC Corp. +                            9,000        261,450
  First Data Corp.                      17,000      1,092,250
  Fiserv, Inc. +                        17,500      1,119,650
  SunGard Data Systems, Inc. +          25,400        762,254
                                                  -----------
                                                    4,552,260
                                                  -----------

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Network-2.96%
  Brocade Communications Systems, Inc. + 7,000    $   307,930
  Cisco Systems, Inc. +                 56,400      1,026,480
  Extreme Networks, Inc. +               6,100        179,950
  Juniper Networks, Inc. +               5,600        174,160
                                                  -----------
                                                    1,688,520
                                                  -----------
  Computer Software - Mainframe-1.10%
  Cadence Design Systems, Inc. +         8,300        154,629
  Compuware Corp. +                     18,000        251,820
  Peregrine Systems, Inc. +              7,500        217,500
                                                  -----------
                                                      623,949
                                                  -----------
  Computer Software - Mini & Micro-6.70%
  Citrix Systems, Inc. +                12,000        418,800
  Computer Associates International,
   Inc.                                 12,000        432,000
  Microsoft Corp. +                     20,000      1,460,000
  PeopleSoft, Inc. +                     7,000        344,610
  Siebel Systems, Inc. +                 9,000        422,100
  VERITAS Software Corp. +              11,100        738,483
                                                  -----------
                                                    3,815,993
                                                  -----------
  Consulting Services-0.48%
  Professional Detailing, Inc. +         3,000        276,000
                                                  -----------
  Electrical Equipment-0.24%
  American Power Conversion Corp. +      8,800        138,600
                                                  -----------
  Electronic Components-0.65%
  Jabil Circuit, Inc. +                  8,000        246,880
  Xilinx, Inc. +                         3,000        123,720
                                                  -----------
                                                      370,600
                                                  -----------
  Electronics-1.51%
  International Game Technology +        7,700        481,943
  RF Micro Devices, Inc. +               7,400        198,320
  Teradyne, Inc. +                       5,500        182,050
                                                  -----------
                                                      862,313
                                                  -----------
  Electronics - Semiconductors-5.28%
  Advanced Micro Devices, Inc. +         9,000        259,920
  Analog Devices, Inc.                   9,000        389,250
  KLA-Tencor Corp. +                     9,200        537,924
  Lam Research Corp. +                   8,000        237,200
  Micron Technology, Inc. +             18,000        739,800
  Novellus Systems, Inc. +              10,000        567,900
  QLogic Corp. +                         4,300        277,135
                                                  -----------
                                                    3,009,129
                                                  -----------

                       See notes to financial statements.
                                                                               9

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Entertainment & Leisure-0.73%
  Carnival Corp.                         3,100    $    95,170
  Electronic Arts, Inc. +                5,500        318,450
                                                  -----------
                                                      413,620
                                                  -----------
  Financial Services-4.63%
  AmeriCredit Corp. +                    3,500        181,825
  Citigroup, Inc.                       17,000        898,280
  Lehman Brothers Holdings, Inc.         4,600        357,650
  MGIC Investment Corp.                  8,000        581,120
  Providian Financial Corp.              7,000        414,400
  Stilwell Financial, Inc.               6,000        201,360
                                                  -----------
                                                    2,634,635
                                                  -----------
  Food Service & Restaurants-0.25%
  Applebee's International, Inc.         4,500        144,000
                                                  -----------
  Government Agency-1.23%
  Freddie Mac                           10,000        700,000
                                                  -----------
  Healthcare-5.13%
  AmeriSource Health Corp. +             4,200        232,260
  Cardinal Health, Inc.                  3,500        241,500
  First Health Group Corp. +            19,100        460,692
  Quest Diagnostics, Inc. +             11,000        823,350
  Tenet Healthcare Corp. +               8,000        412,720
  UnitedHealth Group, Inc.              12,200        753,350
                                                  -----------
                                                    2,923,872
                                                  -----------
  Insurance-1.56%
  Lincoln National Corp.                 6,000        310,500
  XL Capital, Ltd.                       7,000        574,700
                                                  -----------
                                                      885,200
                                                  -----------
  Internet Services-3.04%
  AOL Time Warner, Inc. +               27,000      1,431,000
  VeriSign, Inc. +                       5,000        300,050
                                                  -----------
                                                    1,731,050
                                                  -----------
  Lodging-0.85%
  Starwood Hotels & Resorts Worldwide,
   Inc.                                 13,000        484,640
                                                  -----------

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Manufacturing-1.05%
  Tyco International, Ltd.              11,000    $   599,500
                                                  -----------
  Medical - Biotechnology-3.43%
  Cephalon, Inc. +                       7,000        493,500
  Chiron Corp. +                         3,500        178,500
  Genzyme Corp. +                        8,000        488,000
  Human Genome Sciences, Inc. +          4,400        265,100
  IDEC Pharmaceuticals Corp. +           7,700        521,213
                                                  -----------
                                                    1,946,313
                                                  -----------
  Medical Products-4.06%
  Beckman Coulter, Inc.                  4,500        183,600
  Biomet, Inc.                          22,000      1,057,320
  Johnson & Johnson                      8,000        400,000
  MiniMed, Inc. +                        6,000        288,000
  Stryker Corp.                          7,000        383,950
                                                  -----------
                                                    2,312,870
                                                  -----------
  Mining & Metals - Ferrous &
     Nonferrous-0.39%
  Nucor Corp.                            4,500        220,005
                                                  -----------
  Motor Vehicle Manufacturing-0.99%
  Harley-Davidson, Inc.                 12,000        564,960
                                                  -----------
  Oil & Gas - Integrated-0.88%
  Nabors Industries, Inc. +              7,700        286,440
  Weatherford International, Inc. +      4,500        216,000
                                                  -----------
                                                      502,440
                                                  -----------
  Oil & Gas Producers-0.05%
  Kerr-McGee Corp.                         400         26,508
                                                  -----------
  Oil & Gas Services & Equipment-1.22%
  BJ Services Co. +                      8,000        227,040
  Halliburton Co.                        4,500        160,200
  Key Energy Services, Inc. +           11,400        123,576
  Varco International, Inc. +            9,700        180,517
                                                  -----------
                                                      691,333
                                                  -----------

                       See notes to financial statements.
10

JEFFERSON PILOT VARIABLE FUND, INC.

                                GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Pharmaceutical-9.10%
  Abbott Laboratories                   16,000    $   768,160
  Bergen Brunswig Corp.                  4,500         86,490
  Caremark RX, Inc. +                   23,000        378,350
  Celgene Corp. +                        6,000        173,100
  Elan Corp., PLC, ADR +                10,250        625,250
  Forest Laboratories, Inc. +            2,500        177,500
  Gilead Sciences, Inc. +                7,500        436,425
  ICOS Corp. +                           8,600        550,400
  IVAX Corp. +                          10,000        390,000
  King Pharmaceuticals, Inc. +          11,000        591,250
  MedImmune, Inc. +                      6,500        306,800
  Pfizer, Inc.                          13,000        520,650
  Schering-Plough Corp.                  5,000        181,200
                                                  -----------
                                                    5,185,575
                                                  -----------
  Retail - Internet-0.75%
  eBay, Inc. +                           6,200        424,638
                                                  -----------
  Retail Stores-11.98%
  Abercrombie & Fitch Co. +              7,000        311,500
  Bed Bath & Beyond, Inc. +             16,000        499,200
  Best Buy Company, Inc. +              17,000      1,079,840
  Family Dollar Stores, Inc.            24,000        615,120
  Home Depot, Inc., The                 25,000      1,163,750
  Kohl's Corp. +                        20,000      1,254,600
  Lowe's Companies, Inc.                14,000      1,015,700


  COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Retail Stores-Continued
  Toys "R" Us, Inc. +                   13,500    $   334,125
  Walgreen Co.                           4,700        160,505
  Williams-Sonoma, Inc. +               10,000        388,200
                                                  -----------
                                                    6,822,540
                                                  -----------
  Telecommunications - Equipment &
    Services-0.45%
  QUALCOMM, Inc. +                       4,400        257,312
                                                  -----------
  Textiles & Apparel-0.83%
  Jones Apparel Group, Inc. +           11,000        475,200
                                                  -----------
  Utilities - Electric & Gas-0.33%
  Calpine Corp. +                        5,000        189,000
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $49,871,389)                             52,120,766
                                                  -----------
    TOTAL INVESTMENTS
    (Cost $49,871,389)                  91.50%     52,120,766
  Other assets, less liabilities         8.50       4,839,999
                                       -------    -----------


    TOTAL NET ASSETS                   100.00%    $56,960,765
                                       =======    ===========

+Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                           EMERGING GROWTH PORTFOLIO

"...we have focused on companies with the best new product cycles and technologies, which may enable them to lead the way in their industries as the economy recovers."

                         --Toni Y. Shimura, Dale A. Dutile, John E. Lathrop, and
                                     David E. Sette-Ducati, Portfolio Managers--


             INCEPTION DATE
              May 1, 1995
----------------------------------------

              FUND MANAGER
Massachusetts Financial Services Company

----------------------------------------

   INVESTMENT OBJECTIVE AND STRATEGY
  To seek long-term growth of capital
by investing primarily in common stocks
     of emerging growth companies.

----------------------------------------

       NET ASSETS AS OF 06/30/01
              $133,984,093

----------------------------------------

           NUMBER OF HOLDINGS
                  311

----------------------------------------

           PORTFOLIO TURNOVER
                183.31%



---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


       TONI Y. SHIMURA
    Senior Vice President

o Joined MFS in 1987
o M.B.A. from Sloan School of
  Management, Massachusetts
  Institute of Technology
o B.A. from Wellesley College
------------------------------
        DALE A. DUTILE
    Senior Vice President

o Joined MFS in 1994
o M.B.A. from Sloan School of
  Management, Massachusetts
  Institute of Technology
o Graduate of Boston College
------------------------------
     JOHN E. LATHROP, CFA
    Senior Vice President

o Joined MFS in 1994
o M.B.A. from Cornell
  University's Johnson
  Graduate School of
  Management
o Graduate of Northwestern
  University
o Chartered Financial Analyst
------------------------------
    DAVID E. SETTE-DUCATI
    Senior Vice President

o Joined MFS in 1995
o M.B.A. from the Amos Tuck
  School of Business
  Administration of Dartmouth
  College
o Graduate of Williams College

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           EMERGING GROWTH PORTFOLIO

[pie chart]
Common Stock-93.94%
Short-Term Obligations-6.06%

   For the six months ended June 30, 2001, the JPVF Emerging Growth Portfolio provided a total return of -25.77%. These returns, which include the reinvestment of dividends and capital gains distributions, compare to a return of -13.25% over the same period for the Portfolio's benchmark, the Russell 3000 Growth Index. The Russell 2000 Index returned 6.85% for the same period. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth Indices.

   Our view is that earnings and revenue growth drive stock prices, so we're always looking for companies with better-than-expected prospects. We're very interested in companies with new product cycles, which often help them generate higher growth than their competitors and the broader market. Some examples include software companies that are coming out with new and better versions of existing products and semiconductor companies developing smaller and faster chips.

   We also look for companies driven by positive secular or demographic trends. An example of a positive secular trend is the move towards generic drugs. Our research indicates that a large number of the best-selling branded pharmaceuticals on the market will be coming off patent within the next five years. This may open up opportunities for the generic drug industry. An example of a positive demographic trend would be the growth in demand for post-secondary education. We believe that the increase in the number of adults returning to school for vocational training in areas such as information technology services, or for secondary degrees in accounting and management may drive good performance and future growth for many of these companies.

   Despite the struggles we've seen in the equity market over the past year or so, we have still found many investment opportunities. In the battered technology sector, we have seen opportunity in a number of economically sensitive technology sectors such as personal computers, semiconductor, and semiconductor capital equipment companies, as well as leading software and storage names. Some of our technology holdings that we feel are best positioned for solid, longer-term leadership in the sector includes VERITAS, Verisign, and Microsoft.

   We have found several exciting investment opportunities in the video game software industry. With three new game hardware platforms about to come to the market before Christmas 2001, we think there could be a multi-year cycle of strong software demand. Some examples of companies we like in this area include Electronic Arts, Activision, and THQ.

   In media and entertainment, we have focused on radio broadcasters, such as Westwood One, which we believe can

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Tyco International, Ltd.   3.40%
Microsoft Corp.            2.25%
Clear Channel
  Communications, Inc.     1.63%
Viacom, Inc., Class B      1.62%
VERITAS Software Corp.     1.58%
Novartis, AG, Regular
  Shares                   1.38%
Oracle Corp.               1.33%
Check Point Software
  Technologies, Inc.       1.24%
Freddie Mac                1.16%
American International
  Group, Inc.              1.16%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Computer Software -
  Mini & Micro             9.58%
Computer Equipment
  & Services               9.25%
Pharmaceutical             6.68%
Electronics -
  Semiconductors           6.65%
Broadcasting               5.80%
Retail Stores              5.23%
Insurance                  4.11%
Manufacturing              3.81%
Telecommunications -
  Equipment & Services     3.28%
Financial Services         3.17%

++Represents market value of investments plus cash.

The portfolio invests in stocks of developing markets which may involve greater risks and are generally more volatile than investments in more mature markets.

JEFFERSON PILOT VARIABLE FUND, INC.

                           EMERGING GROWTH PORTFOLIO

continue to take market share from its competition. We've also been very gratified with our investments in the retail sector, such as Home Depot and Abercrombie and Fitch Outfitters.

   Finally, we have added to our holdings in biotechnology and emerging pharmaceuticals. Our research shows that many of these companies, such as Genzyme and Idec Pharmaceuticals, have developed better-than-expected products. So we see the potential for a number of blockbuster drugs that could help drive some of the strongest earnings growth in the health care industry for several years to come.

   We feel we have positioned the Portfolio for a recovery in corporate earnings. That is, we have focused on industries where business prospects have tended to decline and fall with the health of the overall economy. More specifically, we have concentrated on technology, retail, media and entertainment, and health care stocks. We believe technology actually has a very cyclical component because companies have tended to spend more on hardware and software as their businesses improve. In the health care sector, we have focused more on higher growth emerging pharmaceutical and biotech stocks rather than large pharmaceutical names. In the media and entertainment area, we believe that television and radio broadcasting companies with exposure to a recovering advertising market are the place to be.

   Meanwhile, we have de-emphasized defensive sectors of the market, such as utilities, consumer staples, and financial services. We feel that in a recovering economy, we are likely to benefit more by owning companies that have greater economic sensitivity.

   Looking forward, we believe the U.S. economy is on the road to recovery, but we still expect significant volatility in the market along the way. We believe certain segments of the economy and select companies are likely to fare better than others. In fact, there are some industry sectors, such as telecommunications services and equipment, as well as many Internet-related companies, which may not experience much benefit from an economic recovery in the next six to nine months. For this reason, we have focused on companies with the best new product cycles and technologies, which may enable them to lead the way in their industries as the economy recovers.

   As stated earlier, we have tried to position the Portfolio for a recovery of growth, which we hope will begin to make itself evident by mid-year 2002. With the anticipated tax cuts and the Fed's aggressive approach to cutting interest rates, we are optimistic that 2002 will be better than 2001.


               Emerging Growth Portfolio, the Russell 2000 Index
                        and the Russell 3000 Growth Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Emerging Growth         Russell 2000    Russell 3000
                Portfolio               Index           Growth Index
5/95            10000                   10000           10000
                10962                   10681           10757
                12821                   11728           11758
12/95           13291                   11984           12256
                14225                   12593           12919
                15349                   13241           13734
                15938                   13285           14165
12/96           15724                   13963           14940
                14483                   13244           14859
                17184                   15381           17652
                19507                   17662           19139
12/97           18942                   17062           19234
                22928                   18819           22087
                22878                   17959           22876
                19792                   14341           20530
12/98           25180                   16680           25971
                25977                   15775           27466
                28236                   18229           28731
                28521                   17077           27650
12/99           44444                   20225           34755
                49202                   21657           37293
                43636                   20839           36162
                44396                   21076           34249
12/00           35923                   19620           26964
                26368                   18342           21435
6/01            26667                   20963           23393


----------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------
                                       RUSSELL
                           RUSSELL      3000
               EMERGING     2000       GROWTH
                GROWTH      INDEX       INDEX
YTD            -25.77%       6.85%    -13.25%
1 YEAR         -38.89%       0.57%    -35.31%
5 YEAR          11.68%       9.60%     11.24%
INCEPTION       17.24%      12.75%     14.77%


Commencement of operations May 1, 1995. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Emerging Growth Portfolio (the "Portfolio") at its inception with similar investments in the Russell 2000 Index and the Russell 3000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

Effective May 1, 2001, the performance benchmark of the Portfolio has been changed from the Russell 2000 Index to the Russell 3000 Growth Index. The Russell 3000 Growth Index, which is a broadbased measure of the market for growth stocks, is more suitable because it addresses the multi-capitalization, aggressive growth nature of the Portfolio.

The Russell 2000 Index and Russell 3000 Growth Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                           EMERGING GROWTH PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                        (Unaudited)
                                        Six Months       Year Ended     Year Ended     Year Ended     Year Ended   Year Ended
                                        Ended June        December       December       December       December     December
                                          30, 2001        31, 2000       31, 1999       31, 1998       31, 1997     31, 1996
   Net asset value, beginning of
    period                             $      30.09   $      40.67   $      23.04   $     17.47    $     15.23    $     13.29

  Income From Investment Operations
   Net investment income (loss)                               0.01          (0.10)        (0.11)         (0.07)         (0.05)
   Net gains and losses on securities
     (both realized and unrealized)           (7.82)         (6.77)         17.73          5.85           3.19           2.48
                                       ------------   ------------   ------------   -----------    -----------    -----------

   Total from investment operations           (7.82)         (6.76)         17.63          5.74           3.12           2.43

  Less Distributions to Shareholders
   Dividends from net investment income
   Dividends in excess of net
     investment income
   Distributions from capital gains                                                       (0.06)         (0.88)         (0.49)
   Distributions in excess of capital
     gains                                    (5.42)         (3.82)                       (0.11)
   Returns of capital
                                       ------------   ------------   ------------   -----------    -----------    -----------

   Total distributions                        (5.42)         (3.82)          0.00         (0.17)         (0.88)         (0.49)

  Net asset value, end of period       $      16.85   $      30.09   $      40.67   $     23.04    $     17.47    $     15.23
                                       ============   ============   ============   ===========    ===========    ===========

  Total Return (A)                           (25.77%)       (19.17%)        76.51%        32.93%         20.47%         18.30%

  Ratios to Average Net Assets: (B)
   Expenses                                    0.92%          0.88%          0.94%         0.94%          1.00%          1.16%
   Net investment income                       0.00%         (0.27%)        (0.42%)       (0.61%)        (0.61%)        (0.48%)
  Portfolio Turnover Rate                    183.31%        204.65%        163.56%        77.07%        122.85%         94.58%

  Net Assets, At End of Period         $133,984,093   $176,177,466   $189,472,948   $95,795,377    $56,229,175    $30,794,030


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--93.81%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Advertising-0.03%
  Lamar Advertising Co. +                  970   $     42,680
                                                 ------------
  Aerospace & Defense-0.98%
  Goodrich Corp.                         2,250         85,455
  General Dynamics Corp.                 2,600        202,306
  United Technologies Corp.             13,910      1,019,047
                                                 ------------
                                                    1,306,808
                                                 ------------
  Banking-1.50%
  Bank of America Corp.                  7,860        471,836
  FleetBoston Financial Corp.            6,230        245,774
  Golden West Financial Corp.            1,090         70,022
  J.P. Morgan Chase & Co.                6,000        267,600
  Southtrust Corp.                       2,420         62,920
  State Street Corp.                    18,080        894,779
                                                 ------------
                                                    2,012,931
                                                 ------------
  Beverages-0.12%
  Constellation Brands, Inc. +           2,420         99,220
  Foster's Brewing Group, Ltd.          23,830         66,353
                                                 ------------
                                                      165,573
                                                 ------------
  Broadcasting-5.80%
  Charter Communications, Inc. +        34,860        813,981
  Clear Channel Communications, Inc. +  34,680      2,174,436
  Comcast Corp. +                        6,860        297,724
  EchoStar Communications Corp. +       44,920      1,456,306
  Entercom Communications Corp. +       10,600        568,266
  Fox Entertainment Group, Inc. +       27,030        754,137
  Pegasus Communications Corp. +         1,200         27,000
  Radio One, Inc. +                      1,600         36,800
  Univision Communications, Inc. +      17,590        752,500
  USA Networks, Inc. +                  23,370        658,800
  Westwood One, Inc. +                   6,110        225,154
                                                 ------------
                                                    7,765,104
                                                 ------------
  Building Materials-0.13%
  American Standard Companies, Inc. +    2,000        120,200
  Vulcan Materials Co.                     980         52,675
                                                 ------------
                                                      172,875
                                                 ------------
  Chemicals-0.28%
  Air Products & Chemicals, Inc.         3,200        146,400
  Engelhard Corp.                        3,720         95,939
  Praxair, Inc.                          2,720        127,840
                                                 ------------
                                                      370,179
                                                 ------------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Commercial Services-1.74%
  AdvancePCS +                           1,680   $    107,604
  Cintas Corp.                           3,600        166,500
  Concord EFS, Inc. +                   18,300        951,783
  Express Scripts, Inc. +               10,800        594,324
  Laboratory Corporation of America
    Holdings +                           6,600        507,540
                                                 ------------
                                                    2,327,751
                                                 ------------
  Computer Equipment & Services-9.24%
  Affiliated Computer Services, Inc. +  13,470        968,628
  Automatic Data Processing, Inc.       19,200        954,240
  BISYS Group, Inc., The +              16,990      1,002,410
  CacheFlow, Inc. +                      3,400         16,762
  CheckFree Corp. +                        400         14,028
  Compaq Computer Corp.                 17,060        264,259
  Computer Sciences Corp. +              7,600        262,960
  Comverse Technology, Inc. +           24,380      1,404,776
  CSG Systems International, Inc. +      1,200         69,600
  Dell Computer Corp. +                 25,300        661,595
  Electronic Data Systems Corp.          2,070        129,375
  EMC Corp. +                           51,100      1,484,455
  Emulex Corp. +                         7,700        311,080
  First Data Corp.                      16,490      1,059,483
  Fiserv, Inc. +                        15,110        966,738
  GTECH Holdings Corp. +                 2,240         79,542
  International Business Machines Corp.  4,760        537,880
  Lexmark International, Inc. +         18,070      1,215,208
  McDATA Corp. +                         8,200        143,910
  Palm, Inc. +                          10,200         61,914
  SanDisk Corp. +                        7,400        206,386
  SunGard Data Systems, Inc. +          18,880        566,589
                                                 ------------
                                                   12,381,818
                                                 ------------
  Computer Information & Technology-0.88%
  DST Systems, Inc. +                   15,370        809,999
  i2 Technologies, Inc. +               12,620        249,876
  Intergraph Corp. +                     2,750         42,350
  Interwoven, Inc. +                     4,800         81,120
                                                 ------------
                                                    1,183,345
                                                 ------------
  Computer Network-2.48%
  Brocade Communications Systems, Inc. + 1,750         76,983
  Cabletron Systems, Inc. +             42,830        978,666
  Cisco Systems, Inc. +                 58,980      1,073,436
  Extreme Networks, Inc. +              21,980        648,410

                       See notes to financial statements.
                                                                              17

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Network-Continued
  Inktomi Corp. +                        3,600   $     34,524
  Juniper Networks, Inc. +               6,000        186,600
  Legato Systems, Inc. +                 5,900         94,105
  Network Appliance, Inc. +              9,600        131,520
  ONI Systems Corp. +                      600         16,740
  Transwitch Corp. +                     7,600         83,600
                                                 ------------
                                                    3,324,584
                                                 ------------
  Computer Software - Mainframe-3.02%
  BMC Software, Inc. +                  12,100        272,734
  Brooks Automation, Inc. +              3,540        163,194
  Cadence Design Systems, Inc. +        49,870        929,078
  Digex, Inc. +                          6,800         88,400
  E.piphany, Inc. +                      6,000         60,960
  Informatica Corp. +                    8,800        152,768
  Manugistics Group, Inc. +              4,100        102,910
  Metasolv, Inc. +                       4,400         34,892
  NetIQ Corp. +                          6,010        188,053
  Oracle Corp. +                        93,900      1,784,100
  Peregrine Systems, Inc. +              7,500        217,500
  TIBCO Software, Inc. +                 2,000         25,540
  Watchguard Technologies, Inc. +        2,700         27,675
                                                 ------------
                                                    4,047,804
                                                 ------------
  Computer Software - Mini & Micro-9.56%
  Activision, Inc. +                     3,510        137,768
  Adobe Systems, Inc.                   15,350        721,450
  Check Point Software Technologies,
    Inc. +                              32,830      1,660,213
  Citrix Systems, Inc. +                11,900        415,310
  Electronics for Imaging, Inc. +        2,130         62,835
  Mercury Interactive Corp. +            4,400        263,560
  Microsoft Corp. +                     41,180      3,006,140
  Netegrity, Inc. +                      5,900        177,000
  PeopleSoft, Inc. +                    16,400        807,372
  Portal Software, Inc. +               12,000         49,560
  Rational Software Corp. +             42,540      1,193,247
  SAP, AG                                  800        110,328
  SAP, AG, ADR                           2,900        101,761
  Siebel Systems, Inc. +                13,020        610,638
  Sun Microsystems, Inc. +              63,260        994,447
  Take-Two Interactive Software, Inc. +  6,800        126,140
  THQ, Inc. +                            3,180        189,623
  VERITAS Software Corp. +              31,690      2,108,336
  webMethods, Inc. +                     3,680         77,942
                                                 ------------
                                                   12,813,670
                                                 ------------
  Cosmetics & Personal Care-0.13%
  Gillette Co., The                      6,200        179,738
                                                 ------------


   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Diversified Operations-0.28%
  General Electric Co.                   7,640   $    372,450
                                                 ------------
  Educational Services-0.20%
  Apollo Group, Inc. +                   2,000         84,900
  Corinthian Colleges, Inc. +            1,400         65,898
  Education Management Corp. +             300         12,015
  ITT Educational Services, Inc. +       2,300        103,500
                                                 ------------
                                                      266,313
                                                 ------------
  Electronic Components-1.64%
  Celestica, Inc. +                      8,400        432,600
  Flextronics International, Ltd. +     19,180        500,790
  Linear Technology Corp.                3,800        168,036
  Sanmina Corp. +                        8,300        194,303
  Synopsys, Inc. +                       3,050        147,590
  Xilinx, Inc. +                        18,360        757,166
                                                 ------------
                                                    2,200,485
                                                 ------------
  Electronics-0.69%
  Electronics Boutique Holdings Corp. +  1,150         36,513
  International Game Technology +        3,830        239,720
  LTX Corp. +                            7,440        190,166
  RF Micro Devices, Inc. +               3,800        101,840
  SCI Systems, Inc. +                    8,100        206,550
  Teradyne, Inc. +                       4,310        142,661
                                                 ------------
                                                      917,450
                                                 ------------
  Electronics - Semiconductors-6.64%
  Advanced Micro Devices, Inc. +        31,270        903,078
  Alpha Industries, Inc. +               1,300         38,415
  Altera Corp. +                        10,700        310,300
  Analog Devices, Inc.                  28,990      1,253,818
  Applied Materials, Inc. +              3,480        170,868
  Applied Micro Circuits Corp. +         4,200         72,240
  ASM International, NV +                5,620        111,557
  Atmel Corp. +                         45,040        607,590
  Cirrus Logic, Inc. +                  11,600        267,148
  Cypress Semiconductor Corp. +          5,800        138,330
  Fairchild Semiconductor Co. +          3,700         85,100
  Integrated Device Technology, Inc. +   2,200         69,718
  Intel Corp.                            8,400        245,700
  Intersil Corp. +                       8,260        300,664
  KLA-Tencor Corp. +                     2,265        132,435
  Lam Research Corp. +                  15,000        444,750
  Lattice Semiconductor Corp. +          1,200         29,280
  LSI Logic Corp. +                     16,100        302,680
  Marvell Technology Group, Ltd. +       3,400         91,460
  Mattson Technology, Inc. +             1,960         34,261

                       See notes to financial statements.
18

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Electronics - Semiconductors-Continued
  Micron Technology, Inc. +             21,960   $    902,556
  Mitel Corp. +                          3,300         33,627
  Nanometrics, Inc. +                    2,600         71,466
  Novellus Systems, Inc. +               5,880        333,925
  PMC-Sierra, Inc. +                     1,300         40,391
  QLogic Corp. +                        23,330      1,503,619
  Rudolph Technologies, Inc. +           1,020         47,940
  Taiwan Semiconductor
    Manufacturing Company, Ltd., ADR +   4,060         61,671
  Texas Instruments, Inc.                7,900        248,850
  Vitesse Semiconductor Corp. +          2,100         44,184
                                                 ------------
                                                    8,897,621
                                                 ------------
  Engineering & Construction-0.23%
  Fluor Corp.                            2,760        124,614
  Jacobs Engineering Group, Inc. +       2,720        177,426
                                                 ------------
                                                      302,040
                                                 ------------
  Entertainment & Leisure-0.26%
  Electronic Arts, Inc. +                2,520        145,908
  Harrah's Entertainment, Inc. +         5,820        205,446
                                                 ------------
                                                      351,354
                                                 ------------
  Environmental Controls-0.03%
  Allied Waste Industries, Inc. +        2,500         46,700
                                                 ------------
  Financial Services-3.16%
  Capital One Financial Corp.            3,145        188,700
  Citigroup, Inc.                       22,430      1,185,201
  Goldman Sachs Group, Inc., The         7,575        649,935
  Household International, Inc.          6,100        406,870
  Lehman Brothers Holdings, Inc.         7,980        620,445
  Merrill Lynch & Co., Inc.              9,870        584,798
  MGIC Investment Corp.                  2,270        164,893
  Morgan Stanley Dean Witter & Co.       3,430        220,309
  Providian Financial Corp.              3,690        218,448
                                                 ------------
                                                    4,239,599
                                                 ------------
  Food Products-0.09%
  NBTY, Inc. +                           5,210         64,812
  Smithfield Foods, Inc. +               1,200         48,360
                                                 ------------
                                                      113,172
                                                 ------------
  Food Service & Restaurants-0.42%
  Applebee's International, Inc.         7,650        244,800
  CEC Entertainment, Inc. +              1,050         51,818
  SYSCO Corp.                            3,880        105,342
  Tricon Global Restaurants, Inc. +      3,750        164,625
                                                 ------------
                                                      566,585
                                                 ------------
  Forest Products & Paper-0.06%
  Weyerhaeuser Co.                       1,510         83,005
                                                 ------------


   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------

  Government Agency-1.19%
  Fannie Mae                               390   $     33,209
  Freddie Mac                           22,250      1,557,500
                                                 ------------
                                                    1,590,709
                                                 ------------
  Healthcare-1.67%
  AmeriSource Health Corp. +             2,800        154,840
  Cardinal Health, Inc.                  7,430        512,670
  HCA - The Healthcare Co.                 800         36,152
  IMS Health, Inc.                      27,840        793,440
  McKesson HBOC, Inc.                    2,900        107,648
  Quest Diagnostics, Inc. +              6,100        456,585
  Tenet Healthcare Corp. +               3,430        176,954
                                                 ------------
                                                    2,238,289
                                                 ------------
  Home Furnishings-0.02%
  Rent-A-Center, Inc. +                    440         23,144
                                                 ------------
  Human Resources-0.19%
  Robert Half International, Inc. +      7,500        186,675
  Spherion Corp. +                       8,300         74,285
                                                 ------------
                                                      260,960
                                                 ------------
  Insurance-4.10%
  AFLAC, Inc.                           21,900        689,631
  Allstate Corp., The                    2,030         89,300
  American International Group, Inc.    18,090      1,555,740
  CIGNA Corp.                            9,480        908,374
  MetLife, Inc.                         17,890        554,232
  St. Paul Companies, Inc., The         24,540      1,243,933
  UnumProvident Corp.                    8,740        280,729
  Willis Group Holdings, Ltd. +          9,740        172,885
                                                 ------------
                                                    5,494,824
                                                 ------------
  Internet Services-2.03%
  Akamai Technologies, Inc. +           14,200        130,285
  AOL Time Warner, Inc. +               11,000        583,000
  Art Technology Group, Inc. +          10,300         59,740
  BEA Systems, Inc. +                   14,400        442,224
  Exodus Communications, Inc. +         23,800         49,028
  Internet Securities Systems, Inc. +    6,150        298,644
  VeriSign, Inc. +                      19,270      1,156,393
                                                 ------------
                                                    2,719,314
                                                 ------------
  Lodging-0.08%
  Starwood Hotels & Resorts Worldwide,
    Inc.                                 2,790        104,011
                                                 ------------
  Machinery-0.14%
  Global Power Equipment Group, Inc. +   2,810         82,333
  Stanley Works, The                     2,600        108,862
                                                 ------------
                                                      191,195
                                                 ------------

                       See notes to financial statements.
                                                                              19

JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Manufacturing-3.80%
  Capstone Turbine Corp. +               1,770   $     39,099
  Flowserve Corp. +                      1,900         58,425
  Minnesota Mining & Manufacturing Co.     630         71,883
  Pentair, Inc.                          1,740         58,812
  SPX Corp. +                            1,200        150,216
  Textron, Inc                           1,050         57,792
  Tyco International, Ltd.              83,578      4,555,001
  WMS Industries, Inc. +                 3,110        100,049
                                                 ------------
                                                    5,091,277
                                                 ------------
  Medical - Biotechnology-2.81%
  Abgenix, Inc. +                        2,500        112,500
  Covance, Inc. +                        4,300         97,395
  Enzon, Inc. +                            300         18,750
  Genentech, Inc. +                     13,900        765,890
  Genzyme Corp. +                       13,260        808,860
  IDEC Pharmaceuticals Corp. +           5,530        374,326
  ImClone Systems, Inc. +                4,070        214,896
  Inhale Therapeutic Systems, Inc. +     1,550         35,650
  Millennium Pharmaceuticals, Inc. +     4,630        164,735
  Myriad Genetics, Inc . +               1,000         63,320
  Pharmacia Corp.                       20,440        939,218
  Protein Design Labs, Inc. +              200         17,352
  Serono, SA, ADR +                      6,340        158,183
                                                 ------------
                                                    3,771,075
                                                 ------------
  Medical Products-0.77%
  Guidant Corp. +                       27,100        975,600
  Techne Corp. +                         1,530         49,725
                                                 ------------
                                                    1,025,325
                                                 ------------
  Medical Supplies-0.47%
  Applera Corporation -
    Applied Biosystems Group            23,400        625,950
                                                 ------------
  Motor Vehicle Manufacturing-0.98%
  Harley-Davidson, Inc.                 27,900      1,313,532
                                                 ------------
  Multimedia-1.72%
  McGraw-Hill Companies, Inc., The       1,980        130,977
  Viacom, Inc., Class B +               42,010      2,174,018
                                                 ------------
                                                    2,304,995
                                                 ------------
  Office Equipment-0.35%
  Tektronix, Inc. +                     17,300        469,695
                                                 ------------
  Oil & Gas - Integrated-0.75%
  Total Fina Elf, SA                     1,350        189,037
  Weatherford International, Inc. +     16,890        810,720
                                                 ------------
                                                      999,757
                                                 ------------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------

  Oil & Gas Producers-1.56%
  Devon Energy Corp.                       840   $     44,100
  El Paso Corp.                         17,200        903,688
  Global Marine, Inc. +                 27,310        508,785
  Santa Fe International Corp.          21,660        628,140
                                                 ------------
                                                    2,084,713
                                                 ------------
  Oil & Gas Services & Equipment-2.19%
  Baker Hughes, Inc.                    16,830        563,805
  Dynegy, Inc.                          21,660      1,007,190
  Grant Prideco, Inc. +                 26,100        456,489
  Noble Drilling Corp. +                10,880        356,320
  Transocean Sedco Forex, Inc.          13,410        553,163
                                                 ------------
                                                    2,936,967
                                                 ------------
  Pharmaceutical-6.67%
  Abbott Laboratories                    9,750        468,098
  Allergan, Inc.                         8,720        745,560
  American Home Products Corp.          25,090      1,466,260
  Andrx Group +                          8,700        669,900
  AstraZeneca, PLC                       1,270         59,177
  Barr Laboratories, Inc. +                300         21,123
  Biovail Corp. +                       15,500        674,250
  Bristol-Myers Squibb Co.               9,800        512,540
  Celgene Corp. +                        1,200         34,620
  Eli Lilly & Co.                        8,600        636,400
  Elan Corp., PLC, ADR +                 2,100        128,100
  Forest Laboratories, Inc. +            3,500        248,500
  Gilead Sciences, Inc. +                3,170        184,462
  MedImmune, Inc. +                      1,930         91,096
  Novartis, AG                          51,070      1,848,283
  Pfizer, Inc.                          10,510        420,926
  Schering-Plough Corp.                  8,300        300,792
  Teva Pharmaceutical Industries, Ltd.   4,000        249,200
  Watson Pharmaceuticals, Inc. +         2,900        178,756
                                                 ------------
                                                    8,938,043
                                                 ------------
  Publishing & Printing-0.07%
  Reed International, PLC               10,490         92,949
                                                 ------------
  Retail - Internet-0.14%
  eBay, Inc. +                           2,800        191,772
                                                 ------------
  Retail Stores-5.22%
  Abercrombie & Fitch Co. +              5,300        235,850
  American Eagle Outfitters, Inc. +      4,450        156,818
  Barnes & Noble, Inc. +                 4,190        164,877
  Bed Bath & Beyond, Inc. +              8,210        256,152
  Costco Wholesale Corp. +              11,900        488,852
  CVS Corp.                             31,040      1,198,144

                       See notes to financial statements.
20


JEFFERSON PILOT VARIABLE FUND, INC.

                            EMERGING GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------

  Retail Stores-Continued

  Dollar General Corp.                   1,900   $     37,050
  BJ's Wholesale Club, Inc. +            4,200        223,692
  Fast Retailing Company, Ltd.             400         69,598
  Galyan's Trading Co. +                 1,850         37,740
  Home Depot, Inc., The                  7,240        337,022
  Kroger Co., The +                     35,500        887,500
  Lowe's Companies, Inc.                15,010      1,088,976
  Safeway, Inc. +                       29,600      1,420,800
  Target Corp.                           3,550        122,830
  Wal-Mart Stores, Inc.                  2,480        121,024
  Williams-Sonoma, Inc. +                3,830        148,681
                                                 ------------
                                                    6,995,606
                                                 ------------
  Telecommunications - Equipment &
     Services-3.27%
  Advanced Fibre Communications, Inc. +  9,600        201,600
  Broadcom Corp. +                       4,700        200,972
  CIENA Corp. +                         19,220        730,360
  General Motors Corp., Class H +       11,810        239,153
  Global Crossing, Ltd. +               16,010        138,326
  JDS Uniphase Corp. +                   5,700         72,675
  Metromedia Fiber Network, Inc. +      10,780         21,991
  Nokia Oyj, SA, ADR                    50,490      1,112,800
  Nortel Networks Corp.                 12,400        112,716
  QUALCOMM, Inc. +                      14,280        835,094
  Tekelec +                             17,880        484,548
  Time Warner Telecom, Inc. +            6,940        232,629
                                                 ------------
                                                    4,382,864
                                                 ------------
  Telecommunications - Integrated-0.18%
  China Unicom, Ltd., ADR +              3,800         67,260
  McLeodUSA, Inc. +                      9,800         44,982
  NTL, Inc. +                           10,560        127,248
                                                 ------------
                                                      239,490
                                                 ------------
  Telecommunications - Wireless-1.73%
  China Mobile (Hong Kong), Ltd. +      42,000        221,858
  Nextel Partners, Inc. +               21,980        341,130
  Sprint Corp. - PCS Group +            59,660      1,440,789
  Trinton PCS Holdings, Inc. +           1,500         61,500
  Vodafone Group, PLC, ADR              11,083        247,705
                                                 ------------
                                                    2,312,982
                                                 ------------
  Telecommunications - Wireline-0.90%
  Allegiance Telecom, Inc. +            22,520        337,575
  Qwest Communications International,
    Inc.                                22,620        720,899
  Sprint Corp. - Fon Group               3,600         76,896
  TeleCorp PCS, Inc. +                   3,900         75,543
                                                 ------------
                                                    1,210,913
                                                 ------------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------

  Textiles & Apparel-0.18%
  Columbia Sportswear Co. +              2,355   $    120,081
  Jones Apparel Group, Inc. +            2,700        116,640
                                                 ------------
                                                      236,721
                                                 ------------
  Tobacco-0.12%
  Philip Morris Companies, Inc.          3,220        163,415
                                                 ------------
  Toys-0.04%
  Mattel, Inc.                           2,700         51,084
                                                 ------------
  Transportation-0.11%
  Canadian National Railway Co.          1,961         79,421
  CSX Corp.                              1,810         65,594
                                                 ------------
                                                      145,015
                                                 ------------
  Travel Services-0.02%
  Hotel Reservations Network, Inc. +       600         27,918
                                                 ------------
  Utilities - Electric & Gas-0.75%
  AES Corp., The +                      11,810        508,421
  Calpine Corp. +                       13,250        500,850
                                                 ------------
                                                    1,009,271
                                                 ------------
    TOTAL COMMON STOCK
    (Cost $132,420,113)                           125,695,409
                                                 ------------

   SHORT-TERM OBLIGATIONS--6.05%

                                Principal Value
                                ---------------
  Government Agency-6.05%
  Federal Home Loan Bank,
    3.940%, due 07/02/01           $ 8,109,000      8,107,213
                                                 ------------
    TOTAL SHORT-TERM OBLIGATIONS
    (Cost $8,107,227)                               8,107,213
                                                 ------------
    TOTAL INVESTMENTS
    (Cost $140,527,340)                 99.86%    133,802,622
  Other assets, less liabilities         0.14%        181,471
                                       -------   ------------
    TOTAL NET ASSETS                   100.00%   $133,984,093
                                       =======   ============

                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

"In our judgment, investment success over the next twelve months will hinge mainly on picking the right stocks -- stocks of companies with the strongest fundamentals."

                                  --Robert E. Turner, Christopher K. McHugh, and
                                         William C. McVail, Portfolio Managers--


                    INCEPTION DATE
                     May 1, 2001

------------------------------------------------------

                     FUND MANAGER
           Turner Investment Partners, Inc.

------------------------------------------------------

          INVESTMENT OBJECTIVE AND STRATEGY
To achieve long-term capital appreciation by investing mainly in common stocks of midsize U.S. companies.

------------------------------------------------------

              NET ASSETS AS OF 06/30/01
                     $10,328,239

------------------------------------------------------

                  NUMBER OF HOLDINGS
                         121

------------------------------------------------------

                  PORTFOLIO TURNOVER
                        47.89%

---------------------
  IN THIS SECTION
---------------------

  Portfolio Facts

     Portfolio
    Composition

Financial Highlights

    Schedule of
Portfolio Investments

---------------------


    ROBERT E. TURNER, CFA
     Chairman and Chief
     Investment Officer

o Founded Turner in 1990
o M.B.A. and Bachelor's
  degree from Bradley
  University
o 20 years of investment
  experience
o Chartered Financial Analyst
-----------------------------

    CHRISTOPHER K. McHUGH

o Joined Turner in 1990
o M.B.A. from St. Joseph's
  University
o Bachelor's degree from
  Philadelphia University
o 15 years of investment
  experience
-----------------------------

   WILLIAM C. McVAIL, CFA

o Joined Turner in 1998
o Bachelor's degree from
  Vassar College
o 13 years of investment
  experience
o Chartered Financial Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

[pie chart]
Common Stock-97.21%
Cash-2.79%

   From its inception on May 1 through June 30, the JPVF Mid-Cap Growth Portfolio gained 0.13%, versus a 1.78% loss for the Russell Midcap Growth Index. JPVF Mid-Cap Growth outperformed the index by 1.91 percentage points.

   Four of the Portfolio's ten sector positions outperformed their corresponding index sectors. Contributing the most to performance were our consumer-discretionary/services holdings, which were up 10%, a return twice that of the Russell Midcap Growth Index consumer-discretionary/services sector. Those holdings were one of the Portfolio's major weightings, at 16%. Conversely, our technology holdings, which accounted for the Portfolio's largest position, 30%, detracted most from results; they declined 8%, versus a loss of 6% for the index's tech sector. The sizable weighting in technology stocks reflected the Portfolio's policy of sector neutrality to the benchmark, i.e., its weighting in technology stocks closely resembled that of the Russell Midcap Growth Index, as is the case for weightings in every sector. In absolute terms, our utilities/ communication stocks lost the most, 28%, but accounted for only 2% of the portfolio. The corresponding index sector fell 23%.

   The Portfolio's results benefited especially from a change in market momentum that began in April, when the stock market recorded its best monthly performance in almost a decade. In April a surprise 50-basis-point interest-rate cut by the Federal Reserve Board helped to noticeably improved the market's psychology; analysts pointed out that since the 1950s, every time the Fed has cut rates by at least 200 basis points, as it has done this year, the stock market has soared an average of 25% in the following

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES        PORTFOLIO++
------------------------------------

King Pharmaceuticals, Inc. 1.66%
Novellus Systems, Inc.     1.58%
Providian Financial Corp.  1.53%
Brocade Communications
  Systems, Inc.            1.52%
Sonus Networks, Inc.       1.52%
Sanmina Corp.              1.49%
Watson Pharmaceuticals,
  Inc.                     1.42%
KLA-Tencor Corp.           1.39%
TMP Worldwide, Inc.        1.39%
Advanced Micro Devices,
  Inc.                     1.38%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Electronics -
  Semiconductors          12.27%
Computer Network           6.49%
Pharmaceutical             5.63%
Medical Products           5.07%
Computer Software -
  Mini & Micro             4.99%
Medical - Biotechnology    4.32%
Telecommunications -
  Equipment & Services     3.93%
Retail Stores              3.79%
Computer Equipment
  & Services               3.73%
Financial Services         3.48%

++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

year. Another market catalyst: signs that corporate earnings, which had been declining sharply, could begin improving in the second half of the year.

   Going forward, we expect growth stocks, absent a sharp increase in interest rates, to do relatively well in both the short and long run primarily because of their strong earnings potential. In our view, growth companies are likely to produce the best earnings is due in part to the nature of today's economic reality. For companies today, pricing power is weak, a consequence of increasingly fierce global competition. So companies have had to increase their sales (instead of their prices) in an effort to boost earnings. And those companies that have increased their sales volumes most successfully have mainly been growth companies. The key to their success: the effective application of technology to innovate, boost productivity, and temper costs and prices.

   In concert with such technology-driven advantages, we think growth companies should benefit from a strengthening economy. With the Fed committed to supportive fiscal/monetary policies and with the federal government moving quickly to reduce income taxes, we believe the economy can avoid a recession and achieve a soft landing. To the extent that the economy does land softly, the return potential of growth stocks, bolstered by the companies' favorable fundamentals, should be enhanced. Going forward, individual stock selection will matter enormously, as the fundamentals of companies vary widely. In our judgment, investment success over the next twelve months will hinge mainly on picking the right stocks -- stocks of companies with the strongest fundamentals.


          Mid-Cap Growth Portfolio and the Russell Midcap Growth Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Mid-Cap Growth          Russell Mid-Cap Growth
5/1/01          10000                   10000
5/31/01          9991                    9817
6/29/01         10013                    9822

----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
                           RUSSELL
                           MIDCAP
                MID-CAP    GROWTH
                GROWTH      INDEX
INCEPTION        0.13%     -1.78%

Commencement of operations May 1, 2001. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the "Portfolio") at its inception with a similar investment in the Russell Midcap Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell Midcap Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                              (Unaudited)
                                                              Period from
                                                              May 1, 2001
                                                                through
                                                           June 30, 2001 (A)
  Net asset value, beginning of period                        $     10.00

  Income From Investment Operations
    Net investment loss                                             (0.01)
    Net gains and losses on securities
      (both realized and unrealized)                                 0.02
                                                              -----------

    Total from investment operations                                 0.01

  Less Distributions to Shareholders
    Dividends from net investment income
    Dividends in excess of net
      investment income
    Distributions from capital gains
    Distributions in excess of capital gains
    Returns of capital
                                                              -----------

    Total distributions                                              0.01

  Net asset value, end of period                              $     10.01
                                                              ===========

  Total Return (B)                                                   0.13%

  Ratios to Average Net Assets: (C)
    Expenses                                                         1.26%
    Net investment income                                           (0.93%)

  Portfolio Turnover Rate                                           47.89%

  Net Assets, At End of Period                                $10,328,239

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--96.71%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Advertising-3.14%
  Getty Images, Inc. +                   4,230    $   111,080
  Lamar Advertising Co. +                1,600         70,400
  TMP Worldwide, Inc. +                  2,410        142,455
                                                  -----------
                                                      323,935
                                                  -----------
  Banking-0.39%
  TCF Financial Corp.                      880         40,753
                                                  -----------
  Beverages-0.49%
  Pepsi Bottling Group, Inc., The        1,250         50,125
                                                  -----------
  Broadcasting-2.18%
  Mediacom Communications Corp. +        3,240         57,218
  Univision Communications, Inc. +       2,290         97,966
  Westwood One, Inc. +                   1,910         70,384
                                                  -----------
                                                      225,568
                                                  -----------
  Chemicals-1.12%
  Air Products & Chemicals, Inc.         1,160         53,070
  Cabot Microelectronics Corp. +         1,000         62,000
                                                  -----------
                                                      115,070
                                                  -----------
  Commercial Services-2.68%
  Cendant Corp. +                        3,430         66,885
  Laboratory Corporation of
   America Holdings +                    1,160         89,204
  Macrovision Corp. +                    1,760        120,560
                                                  -----------
                                                      276,649
                                                  -----------
  Computer Equipment & Services-3.72%
  Apple Computer, Inc. +                 3,150         73,238
  CDW Computer Centers, Inc. +           1,860         73,861
  Fiserv, Inc. +                         1,810        115,804
  McDATA Corp., Class B +                1,790         39,094
  NVIDIA Corp. +                           880         81,620
                                                  -----------
                                                      383,617
                                                  -----------
  Computer Information & Technology-2.45%
  DST Systems, Inc. +                    1,020         53,754
  i2 Technologies, Inc. +                3,880         76,824
  Interwoven, Inc. +                     2,880         48,672
  SEI Investments Co.                    1,550         73,470
                                                  -----------
                                                      252,720
                                                  -----------
  Computer Network-6.46%
  Brocade Communications Systems, Inc. + 3,560        156,604
  Extreme Networks, Inc. +               3,090         91,155
  Finisar Corp. +                        6,050        113,014
  ONI Systems Corp. +                    3,510         97,929
  StorageNetworks, Inc. +                7,810        132,692
  Tellium, Inc. +                        4,140         75,348
                                                  -----------
                                                      666,742
                                                  -----------

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Software - Mainframe-3.15%
  Micromuse, Inc. +                      3,450    $    96,566
  Peregrine Systems, Inc. +              4,650        134,850
  Quest Software, Inc. +                 2,500         94,375
                                                  -----------
                                                      325,791
                                                  -----------
  Computer Software - Mini & Micro-4.97%
  Mercury Interactive Corp. +            1,040         62,296
  Netegrity, Inc. +                      2,620         78,600
  Openwave Systems, Inc. +               2,770         96,119
  Rational Software Corp. +              4,130        115,847
  THQ, Inc. +                            1,350         80,501
  Vignette Corp. +                       8,990         79,741
                                                  -----------
                                                      513,104
                                                  -----------
  Educational Services-1.88%
  Apollo Group, Inc. +                   2,520        106,974
  SmartForce, PLC, ADR +                 2,470         87,018
                                                  -----------
                                                      193,992
                                                  -----------
  Electrical Equipment-0.41%
  Thermo Electron Corp. +                1,900         41,838
                                                  -----------
  Electronic Components-2.47%
  Jabil Circuit, Inc. +                  3,310        102,147
  Sanmina Corp. +                        6,520        152,633
                                                  -----------
                                                      254,780
                                                  -----------
  Electronics-0.77%
  International Game Technology +        1,270         79,489
                                                  -----------
  Electronics - Semiconductors-12.21%
  Advanced Micro Devices, Inc. +         4,900        141,512
  Amkor Technology, Inc. +                 850         18,785
  Applied Micro Circuits Corp. +         6,510        111,972
  Integrated Device Technology, Inc. +   2,160         68,450
  KLA-Tencor Corp. +                     2,440        142,667
  Lam Research Corp. +                   4,480        132,832
  Lattice Semiconductor Corp. +          1,900         46,360
  LSI Logic Corp. +                      4,440         83,472
  Marvell Technology Group, Ltd. +       2,000         53,800
  MKS Instruments, Inc. +                1,410         40,608
  Novellus Systems, Inc. +               2,860        162,419
  PMC-Sierra, Inc. +                     2,440         75,811
  QLogic Corp. +                         1,960        126,322
  Semtech Corp. +                        1,860         55,800
                                                  -----------
                                                    1,260,810
                                                  -----------
  Engineering & Construction-0.38%
  Tetra Tech, Inc. +                     1,450         39,440
                                                  -----------

                       See notes to financial statements.
                                                                              27

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Entertainment & Leisure-1.29%
  Electronic Arts, Inc. +                2,300    $   133,170
                                                  -----------
  Environmental Controls-0.68%
  Waters Corp. +                         2,560         70,682
                                                  -----------
  Financial Services-3.46%
  Capital One Financial Corp.              810         48,600
  Instinet Group, Inc. +                 3,810         71,018
  Nationwide Financial Services, Inc.      960         41,904
  Neuberger Berman, Inc.                   570         38,760
  Providian Financial Corp.              2,660        157,472
                                                  -----------
                                                      357,754
                                                  -----------
  Food Products-1.91%
  General Mills, Inc.                    2,540        111,201
  Suiza Foods Corp. +                    1,620         86,022
                                                  -----------
                                                      197,223
                                                  -----------
  Food Service & Restaurants-0.48%
  Tricon Global Restaurants, Inc. +      1,120         49,168
                                                  -----------
  Healthcare-3.02%
  AmeriSource Health Corp. +             2,140        118,342
  HEALTHSOUTH Corp. +                    4,000         63,880
  IMS Health, Inc.                       4,550        129,675
                                                  -----------
                                                      311,897
                                                  -----------
  Insurance-1.07%
  Phoenix Companies, Inc., The +         2,720         50,592
  Willis Group Holdings, Ltd. +          3,370         59,818
                                                  -----------
                                                      110,410
                                                  -----------
  Internet Services-1.03%
  Internet Securities Systems, Inc. +      430         20,881
  VeriSign, Inc. +                       1,430         85,814
                                                  -----------
                                                      106,695
                                                  -----------
  Lodging-0.64%
  Starwood Hotels & Resorts Worldwide,
    Inc.                                 1,780         66,358
                                                  -----------
  Manufacturing-2.46%
  Capstone Turbine Corp. +               2,780         61,410
  Millipore Corp.                          970         60,121
  SPX Corp. +                            1,060        132,691
                                                  -----------
                                                      254,222
                                                  -----------
  Marketing Services -0.95%
  DoubleClick, Inc. +                    7,020         97,999
                                                  -----------

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Medical - Biotechnology-4.30%
  Cephalon, Inc. +                       1,180    $    83,190
  Genzyme Corp. +                        2,140        130,540
  IDEC Pharmaceuticals Corp. +           1,520        102,889
  Inhale Therapeutic Systems, Inc. +     1,420         32,660
  Universal Health Services, Inc.,
   Class B +                             2,080         94,640
                                                  -----------
                                                      443,919
                                                  -----------
  Medical Products-5.04%
  Biomet, Inc.                           1,840         88,430
  Cytyc Corp. +                          2,120         48,866
  Henry Schein, Inc. +                   2,200         84,150
  Invitrogen Corp. +                     1,730        124,214
  St. Jude Medical, Inc. +               1,550         93,000
  Varian Medical Systems, Inc. +         1,150         82,225
                                                  -----------
                                                      520,885
                                                  -----------
  Medical Supplies-0.59%
  DENTSPLY International, Inc.           1,380         61,203
                                                  -----------
  Mining & Metals - Ferrous &
     Nonferrous-0.53%
  Alcan Aluminium, Ltd.                  1,310         55,046
                                                  -----------
  Motor Vehicle Manufacturing-0.15%
  Harley-Davidson, Inc.                    340         16,007
                                                  -----------
  Oil & Gas Producers-1.79%
  Kerr-McGee Corp.                       1,110         73,560
  Noble Affiliates, Inc.                 1,150         40,653
  Ocean Energy, Inc.                     4,060         70,847
                                                  -----------
                                                      185,060
                                                  -----------
  Oil & Gas Services & Equipment-1.17%
  Cooper Cameron Corp. +                 2,170        121,086
                                                  -----------
  Pharmaceutical-5.60%
  Allergan, Inc.                           840         71,820
  Andrx Group +                            850         65,450
  Forest Laboratories, Inc. +            1,760        124,960
  King Pharmaceuticals, Inc. +           3,170        170,388
  Watson Pharmaceuticals, Inc. +         2,360        145,470
                                                  -----------
                                                      578,088
                                                  -----------
  Real Estate-0.60%
  HomeStore.com, Inc. +                  1,760         61,530
                                                  -----------

                       See notes to financial statements.
28

JEFFERSON PILOT VARIABLE FUND, INC.

                            MID-CAP GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--continued

  Company                             Shares     Market Value
-------------------------------------------------------------
  Retail Stores-3.77%
  Abercrombie & Fitch Co. +              1,460    $    64,970
  Barnes & Noble, Inc. +                 2,260         88,931
  Bed Bath & Beyond, Inc. +              3,070         95,784
  Best Buy Company, Inc. +               1,190         75,589
  Tiffany & Co.                          1,780         64,472
                                                  -----------
                                                      389,746
                                                  -----------
  Telecommunications - Equipment &
     Services-3.91%
  Broadcom Corp. +                       1,390         59,436
  Polycom, Inc. +                        3,290         75,966
  Sonus Networks, Inc. +                 6,700        156,508
  Time Warner Telecom, Inc. +            1,180         39,554
  UTStarcom, Inc. +                      3,120         72,696
                                                  -----------
                                                      404,160
                                                  -----------
  Telecommunications - Integrated-1.28%
  Broadwing, Inc. +                      2,790         68,216
  McLeodUSA, Inc. +                     14,020         64,352
                                                  -----------
                                                      132,568
                                                  -----------

    COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Textiles & Apparel-0.38%
  Coach, Inc. +                          1,030    $    39,192
                                                  -----------
  Toys-0.57%
  Mattel, Inc.                           3,100         58,652
                                                  -----------
  Utilities - Electric & Gas-1.17%
  Aquila, Inc. +                         1,710         42,152
  Orion Power Holdings, Inc. +           1,840         43,810
  Reliant Resources, Inc. +              1,420         35,074
                                                  -----------
                                                      121,036
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $9,767,921)                               9,988,179
                                                  -----------
    TOTAL INVESTMENTS
    (Cost $9,767,921)                   96.71%      9,988,179
  Other assets, less liabilities         3.29         340,060
                                       -------    -----------

    TOTAL NET ASSETS                   100.00%    $10,328,239
                                       =======    ===========

+Non-income producing security.

                          See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

"...a handful of companies continue to report excellent results regardless of the economic environment, and our job is to find these by leveraging the analytical talent of our entire research staff."

                                               --Mark Pinto, Portfolio Manager--


          INCEPTION DATE
           May 1, 1992

---------------------------------

           FUND MANAGER
    Janus Capital Corporation

---------------------------------

INVESTMENT OBJECTIVE AND STRATEGY
     To seek capital growth.
  Realization of income is not a
      significant investment
          consideration.

---------------------------------

    NET ASSETS AS OF 06/30/01
           $306,676,967

---------------------------------

        NUMBER OF HOLDINGS
                44

---------------------------------

        PORTFOLIO TURNOVER
              24.37%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

 Financial Highlights

     Schedule of
Portfolio Investments

---------------------


      MARK PINTO, CFA
       Vice President

o Joined Janus Capital
  Corporation in 1994
o Over 15 years of
  investment experience
o B.A. from Yale University
o M.B.A. from Harvard
  University
o Chartered Financial
  Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

[pie chart]
Common Stock-97.83%
Cash-2.17%


   The U.S. economy slowed dramatically during the first six months of 2001, forcing stocks lower nearly across the board. Markets rallied in early January following a surprise 0.50% cut in interest rates by the Federal Reserve, but the optimism was short-lived when it became clear that the economy had continued to slow. Stocks rallied again in April following yet another Fed rate cut, but the gains came despite a lack of clear evidence that the U.S. economy had rebounded. A string of negative earnings pre-announcements from virtually all corners of the market kept gains restrained throughout May and June, and most major markets finished the period lower. Against this backdrop, the JPVF Capital Growth Portfolio under performed its benchmark, the S&P 500 Index.

   The selling was most intense among technology and telecommunications stocks as capital spending for telecommunications and IT equipment came to an abrupt halt after several years of outstanding growth. Therefore, it is perhaps less than surprising that our technology holdings were among our biggest disappointments. We responded by trimming our exposure to those companies we felt were most vulnerable to continued weakness in capital spending, believing that this will allow us to take advantage of opportunities as they arise while also giving us a slightly larger cushion against continued market volatility. At the same time, we increased our positions in several carefully selected pharmaceutical and energy-related stocks in an effort to give the Portfolio a somewhat more defensive posture.

   Elsewhere, cellular phone manufacturer Nokia fell victim to a sharp reduction of growth in the overall handset market. While subscriber growth remains positive, the pending introduction of new cellular standards,


------------------------------------
                        PERCENT OF
TOP TEN EQUITIES        PORTFOLIO++
------------------------------------

Citigroup, Inc.            5.24%
AOL Time Warner, Inc.      5.11%
Comcast Corp.              5.01%
General Electric Co.       4.86%
Viacom, Inc., Class B      4.44%
Fannie Mae                 3.93%
Linear Technology Corp.    3.82%
Nokia Oyj, SA, ADR         3.81%
Pfizer, Inc.               3.22%
Anadarko Petroleum Corp.   3.15%

------------------------------------
                        PERCENT OF
TOP TEN INDUSTRIES      PORTFOLIO++
------------------------------------

Broadcasting               9.56%
Financial Services         8.04%
Electronics -
  Semiconductors           7.94%
Electronic Components      6.18%
Pharmaceutical             5.54%
Internet Services          5.11%
Telecommunications -
  Equipment & Services     5.05%
Diversified Operations     4.86%
Computer Software -
  Mini & Micro             4.69%
Multimedia                 4.44%

++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

together with economic slowing in the U.S. and Europe, has caused consumers to delay purchases of new phones. Despite this weakness, the company has successfully captured market share from virtually all its competitors and has proven adept at managing the cost side of its profit and loss statement during what has proven to be an extremely difficult period. We have therefore maintained our exposure to Nokia in spite of the stock's recent weakness.

   Top performers included Microsoft, which gained following news that the U.S. Court of Appeals had overturned the antitrust ruling handed down in Federal Court last year. Investors have also applauded the company's continuing move toward a subscription-based business model as well as positive developments related to new products such as Windows XP and the long awaited X-box gaming system. Other successes included AOL Time Warner, which gained after receiving final approval from regulators for the merger that created the media powerhouse.

   Looking forward, it is still far from clear exactly when the U.S. economy will rebound. Furthermore, signs that the economic slowdown in the U.S. has now spread to Europe are troubling, with companies across the spectrum beginning to cite weakness in Europe as one reason that earnings will come in below forecast. Still, a handful of companies continue to report excellent results regardless of the economic environment, and our job is to find these by leveraging the analytical talent of our entire research staff. That's exactly what we intend to do as we strive to generate benchmark-beating performance.


                  Capital Growth Portfolio and the S&P500 Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Capital Growth Fund     S&P 500 Index
5/92            10000                   10000
                10087                    9958
                10925                   10272
12/92           12724                   10787
                13604                   11256
                13635                   11310
                14752                   11598
12/93           15869                   11867
                15387                   11420
                14720                   11470
                15553                   12031
12/94           15353                   12028
                16045                   13195
                17479                   14451
                20143                   15596
12/95           21762                   16532
                23919                   17512
                25766                   18399
                26224                   19074
12/96           25951                   20767
                26015                   20860
                30540                   24494
                33805                   26326
12/97           33582                   27079
                39281                   30849
                41989                   31864
                36869                   28701
12/98           46502                   34802
                50983                   36534
                53243                   39105
                51361                   36663
12/99           67270                   42118
                74984                   43084
                71917                   41940
                70336                   41533
12/00           58217                   38284
                47465                   33743
6/01            51001                   35717

----------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
                CAPITAL    S&P 500
                GROWTH      INDEX
YTD            -12.39%     -6.70%
1 YEAR         -29.08%    -14.83%
5 YEARS         14.63%     14.46%
INCEPTION       19.45%     14.90%

Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months      Year Ended    Year Ended      Year Ended      Year Ended   Year Ended
                                          Ended June       December      December        December        December     December
                                            30, 2001       31, 2000      31, 1999        31, 1998        31, 1997     31, 1996

  Net asset value, beginning of period   $      32.57   $      39.27   $      27.90   $       21.23  $      17.26   $     17.38

  Income From Investment Operations
   Net investment income (loss)                 (0.06)                        (0.12)         (0.09)                        0.05
   Net gains and losses on securities
     (both realized and unrealized)             (4.13)         (4.88)         12.31           8.25           4.99          3.24
                                         ------------   ------------   ------------   ------------   ------------   -----------


   Total from investment operations             (4.19)         (4.88)         12.19           8.16           4.99          3.29


  Less Distributions to Shareholders

   Dividends from net investment income                                                                                   (0.05)
   Dividends in excess of net
     investment income
   Distributions from capital gains                                           (0.82)         (1.49)         (0.81)        (3.36)
   Distributions in excess of capital gains     (2.07)         (1.82)                                       (0.21)
   Returns of capital
                                         ------------   ------------   ------------   ------------   ------------   -----------

   Total distributions                          (2.07)         (1.82)         (0.82)         (1.49)         (1.02)        (3.41)

  Net asset value, end of period         $      26.31   $      32.57   $      39.27   $      27.90   $      21.23   $     17.26
                                         ============   ============   ============   ============   ============   ===========
  Total Return (A)                             (12.39%)       (13.46%)        44.65%         38.47%         29.41%        19.25%

  Ratios to Average Net Assets: (B)
   Expenses                                      1.05%          1.05%          1.03%          1.09%          1.09%         1.13%
   Net investment income                        (0.47%)        (0.60%)        (0.42%)        (0.38%)         0.02%         0.30%

  Portfolio Turnover Rate                       24.37%         23.17%         41.65%         54.58%         91.66%       147.82%

  Net Assets, At End of Period           $306,676,967   $350,038,157   $365,864,399   $198,002,451   $124,123,995   $70,832,162

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualied basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--97.70%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Aerospace & Defense-2.18%
  Boeing Co., The                      120,250   $  6,685,900
                                                 ------------
  Banking-2.87%
  Bank of New York Company, Inc., The  183,255      8,796,240
                                                 ------------
  Beverages-1.61%
  Anheuser-Busch Companies, Inc.       120,135      4,949,562
                                                 ------------
  Broadcasting-9.55%
  AT&T Corp. - Liberty Media Corp. +   338,585      5,921,852
  Cablevision Systems Corp. +          111,940      6,548,490
  Cablevision Systems Corp. -
    Rainbow Media Group +               56,700      1,462,860
  Comcast Corp. +                      353,530     15,343,202
                                                 ------------
                                                   29,276,404
                                                 ------------
  Commercial Services-0.01%
  Scientific Games Corp. +               4,572         26,929
                                                 ------------
  Computer Equipment & Services-3.01%
  EMC Corp. +                          265,915      7,724,831
  Symbol Technologies, Inc.             67,360      1,495,392
                                                 ------------
                                                    9,220,223
                                                 ------------
  Computer Software - Mainframe-1.82%
  Oracle Corp. +                       294,555      5,596,545
                                                 ------------
  Computer Software - Mini & Micro-4.69%
  Microsoft Corp. +                    110,960      8,100,080
  Siebel Systems, Inc. +               133,665      6,268,889
                                                 ------------
                                                   14,368,969
                                                 ------------
  Diversified Operations-4.85%
  General Electric Co.                 305,065     14,871,919
                                                 ------------
  Electronic Components-6.17%
  Flextronics International, Ltd. +    276,545      7,220,590
  Linear Technology Corp.              264,745     11,707,024
                                                 ------------
                                                   18,927,614
                                                 ------------
  Electronics - Semiconductors-7.93%
  Advanced Micro Devices, Inc. +       131,615      3,801,041
  Applied Materials, Inc. +            153,055      7,515,001
  ASML Holding, NV +                   283,750      6,313,438
  Texas Instruments, Inc.              212,125      6,681,938
                                                 ------------
                                                   24,311,418
                                                 ------------
  Engineering & Construction-1.03%
  Fluor Corp.                           69,790      3,151,019
                                                 ------------

   COMMON STOCK--Continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Entertainment & Leisure-3.87%
  Metro-Goldwyn-Mayer, Inc. +          175,745   $  3,980,624
  MGM Mirage, Inc. +                   263,580      7,896,857
                                                 ------------
                                                   11,877,481
                                                 ------------
  Financial Services-8.03%
  Charles Schwab Corp., The            210,666      3,223,190
  Citigroup, Inc.                      303,531     16,038,573
  Morgan Stanley Dean Witter & Co.      83,535      5,365,453
                                                 ------------
                                                   24,627,216
                                                 ------------
  Government Agency-3.92%
  Fannie Mae                           141,335     12,034,675
                                                 ------------
  Internet Services-5.10%
  AOL Time Warner, Inc. +              295,017     15,635,901
                                                 ------------
  Medical - Biotechnology-3.12%
  Genentech, Inc. +                    173,540      9,562,054
                                                 ------------
  Medical Supplies-0.41%
  Applera Corporation -
    Applied Biosystems Group            46,810      1,252,168
                                                 ------------
  Multimedia-4.44%
  Viacom, Inc., Class B +              262,836     13,601,763
                                                 ------------
  Oil & Gas - Distribution &
  Marketing-1.47%
  Enron Corp.                           92,195      4,517,555
                                                 ------------
  Oil & Gas - Integrated-1.68%
  Exxon Mobil Corp.                     59,135      5,165,442
                                                 ------------
  Oil & Gas Producers-3.15%
  Anadarko Petroleum Corp.             178,515      9,645,165
                                                 ------------
  Pharmaceutical-5.53%
  Bristol-Myers Squibb Co.              85,995      4,497,539
  Pfizer, Inc.                         246,112      9,856,786
  Schering-Plough Corp.                 72,040      2,610,730
                                                 ------------
                                                   16,965,055
                                                 ------------
  Retail Stores-2.75%
  Home Depot, Inc., The                 85,077      3,960,334
  Wal-Mart Stores, Inc.                 91,845      4,482,036
                                                 ------------
                                                    8,442,370
                                                 ------------

                       See notes to financial statements.
                                                                              35

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            CAPITAL GROWTH PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--Continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Telecommunications - Equipment
    & Services-5.04%
  General Motors Corp., Class H +      187,795   $  3,802,849
  Nokia Oyj, SA, ADR                   528,945     11,657,948
                                                 ------------
                                                   15,460,797
                                                 ------------
  Telecommunications - Wireless-1.52%
  Sprint Corp. - PCS Group +           105,430      2,546,135
  Vodafone Group, PLC, ADR              95,160      2,126,826
                                                 ------------
                                                    4,672,961
                                                 ------------
  Telecommunications - Wireline-1.95%
  Qwest Communications International,
    Inc.                               187,850      5,986,780
                                                 ------------
  TOTAL COMMON STOCK
  (Cost $256,488,386)                             299,630,125
                                                 ------------

  TOTAL INVESTMENTS
  (Cost $256,488,386)                   97.70%    299,630,125
  Other assests, less liabilities        2.30       7,046,842
                                       -------   ------------

  TOTAL NET ASSETS                     100.00%   $306,676,967
                                       =======   ============

+Non-income producing security.

                       See notes to financial statements.
36

JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

"...hard asset equities have had a mixed performance, with some asset classes attracting increased investor interest as the economy weakens."

                      --Derek S. van Eck and Kevin L. Reid, Portfolio Managers--


              INCEPTION DATE
              August 1, 1985

-----------------------------------------

               FUND MANAGER
      Van Eck Associates Corporation

-----------------------------------------

    INVESTMENT OBJECTIVE AND STRATEGY
To realize long-term capital appreciation
    by globally investing primarily in
         "Hard Asset Securities."

-----------------------------------------

        NET ASSETS AS OF 06/30/01
                $4,744,857

-----------------------------------------

            NUMBER OF HOLDINGS
                    70

-----------------------------------------

            PORTFOLIO TURNOVER
                  42.69%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------



 DEREK S. VAN ECK, CFA
        PRESIDENT

o M.B.A. from J.L.
  Kellogg Graduate
  School of Management
o B.A. from Williams
  College
o Chartered Financial
  Analyst


     KEVIN L. REID

o Joined Van Eck in 1995
o MBA from Harvard
  Business School
o B.A. from Colgate
  University

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

[pie chart]
Corporate Bonds-82.32%
Rights and Warrants-0.13%
Cash-15.96%
Preferred Stock-1.59%


   In a difficult environment, the JPVF Global Hard Assets Portfolio had a total return of -6.53% for the first six months of the year, compared to a total return of -6.70% for the S&P 500 Index. Commodities prices have generally trended lower in 2001, as economic growth slowed around the world and affected demand. Despite this, hard asset equities have had a mixed performance, with some asset classes attracting increased investor interest as the economy weakens. Following strong gains in 2000, the oil and gas stocks had disappointing results. Meanwhile, real estate, gold, and many industrial metals stocks performed well and the Portfolio's overweight position in real estate helped insulate it from losses in the energy sector.

   Performance for the energy sector, both commodities and stocks alike, ranged between flat to double-digit declines in the first half of 2001. Crude oil prices, which began the year at a relatively high price of $26.80 per barrel, fell about 2%, to $26.25 per barrel at the end of June. Given the global economic slowdown that was unraveling, oil prices held up well. This was due to continued OPEC production discipline, cuts in Iraqi oil production and high gasoline prices (brought on by maintenance shutdowns and operating difficulties at many refineries).

   Natural gas, which had nearly quadrupled to record levels in 2000 as a result of limited supply, the energy crisis in California and a winter of below normal temperatures, fell dramatically in the second quarter of 2001. Demand for natural gas declined unexpectedly, as industrial consumers began to use energy alternatives, such as residual fuel oil and middle distillates. In addition, heavy energy users, such as mines and smelters, were encouraged to curtail or eliminate production, which made more hydroelectric or coal power available to residential consumers and light industries. At the same time, natural gas inventories increased more than expected in the spring, creating a more balanced market. By the end of June, natural gas prices had fallen from $10 per mcf to $3.25 per mcf year to date.

   While many energy companies had record earnings in the first half of the year, investor sentiment turned somewhat negative due to the combination of a slowing economy, increasing commodity inventories, and the extreme drop in the price of natural gas. Energy stocks, depending on their industry focus, had mixed performance,

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Equity Office Prop.
  Trust, REIT              3.52%
Ocean Energy, Inc.         3.39%
Devon Energy Corp.         3.16%
Sun Hung Kai Prop., Ltd.   2.66%
AK Steel Holdings Corp.    2.61%
Placer Dome, Inc.          2.18%
Portman, Ltd.              2.16%
Chevron Corp.              1.91%
Abitibi-Consolidated, Inc. 1.89%
Royal Dutch Petroleum
  Co., ADR                 1.84%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Oil & Gas Producers       19.56%
Real Estate               15.99%
Forest Products & Paper    9.52%
Mining & Metals -
  Ferrous & Nonferrous     9.48%
Mining & Metals -
  Precious                 8.59%
Oil & Gas - Integrated     8.11%
Oil & Gas Services &
  Equipment                7.21%
Utilities - Electric & Gas 1.74%
Lodging                    1.69%
Oil & Gas - Distribution
  & Marketing              1.11%

++Represents market value of investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

with the "integrated" energy stocks, such as Exxon and Chevron, up slightly.
The integrated oil companies fared well as they continued to benefit from strong gasoline prices and as refining capacity came down. Due to their heavy reliance on natural gas production, the oil service stocks and exploration and production (E&P) stocks, which had outperformed in 2000, were down about 20%.

   As we entered 2001, we held an overweight position of about 50% of Fund assets in the energy sector, primarily in integrated oil and E&P stocks, as these companies continued to turn in record earnings. Although we pared back this position moderately in the beginning of June, it offset the strong performance of our real estate and gold holdings.

   The U.S. real estate sector performed very well in the first half of 2001, achieving gains of 12.1%. Despite the economic slowdown, we maintained our overweight position in U.S. REITs (Real Estate Investment Trusts) as a result of two particular factors. The first was the continued perception of REITs as a safe haven. REITs continued to attract investor attention due to their predictable cash flows and secure, high dividend yields. At 7% average yields, the spread between REITs and 10-year bonds remains attractive. The second factor, which became more apparent in the second quarter, was the increasing legitimization of REITs as a large and accepted asset class. Serious consideration is being given to including REITs in the S&P 500.

   Industrial metals commodities and stocks ended the first half of the year with diverging performance. The commodities, affected by the weakening global economy and a strong dollar (which has a dampening effect on exports), fell, with steel trading near ten-year lows, aluminum down 5.9% and copper down 14.3%. At the same time, however, metals stocks were up substantially overall as investors reacted to the Federal Reserve interest rate cuts and an anticipated economic turnaround. We remained cautious and did not increase this position due to relatively low earnings, unattractive stock valuations and weak fundamentals.

   Forest products commodities turned in mixed results. Given the weakness in the economy, most of the commodity prices held up fairly well, with the exception of pulp, which fell precipitously. Lumber prices, for example, increased substantially as a result of an unexpectedly strong housing market and the threat of possible new tariffs on Canadian producers. Prices of newsprint and most grades of paper were somewhat lower. Like the underlying forest products, equities turned in a mixed performance in the first half. Companies with large exposure to the lumber market fared well, ending the period with positive performance. We remained underweight forest product stocks as the group's earnings were low, stock valuations were unattractive, and we did not believe the outlook was as promising as it was for

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

some of the other hard asset sectors.

   Gold equities were among the best performers in the hard asset universe, even though precious metals prices trended sideways to lower in the first half. Early in the year, aggressive U.S. interest rate cuts by the Federal Reserve caused many to forecast a second-half turnaround in the weak U.S. economy. This created strength in the U.S. dollar and the gold price declined. A devastating earthquake centered near the Indian gold-trading center of Gujarat compounded first-quarter weakness in gold. While the Gujarat gold trade was routed through other channels, commodity traders seized this negative development as an opportunity to push gold below the technically important $252 level, which would have marked a new 20-year low. Gold moved below $255 USD twice in the first quarter, but failed to reach new long-term lows as bargain hunters moved in to push prices higher. Investors' outlook for gold improved markedly in the second quarter, as continued Fed easing was perceived to be excessive and potentially inflationary. Further, low to negative real interest rates, as experienced in the first half, tend to push gold prices higher. Bullion prices did move higher, peaking at the $285 USD level in May, then consolidated to end June at $270.60 USD, well above its lows for the year. Gold-mining shares reacted positively to the improving gold price, as the Financial Times Gold Mining Index gained 13.6% in the first half. While we have done some buying on price weakness, we remain underweight in gold shares, since we are cautiously optimistic. Our caution stems partly from an all-time high dollar, which tends to attract investors as a safe haven, rather than gold, when it is strong.


   Global Hard Assets Portfolio, the S&P500 Index and the Lipper Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Global Hard Assets
                Portfolio               S&P 500 Index   Lipper Benchmark(1)
8/85            10000                   10000           10000
                12987                   13070           12189
12/86           13646                   13800           12415
                22164                   16745           19345
                20392                   17584           18429
                24761                   18746           22113
                18325                   14519           16944
                16901                   15345           15396
                16755                   16359           15041
                14766                   16915           13359
12/88           14433                   16915           13768
                15249                   18110           14711
                14364                   19705           14488
                15006                   21812           15770
                17210                   22256           18387
                15812                   21585           16804
                13785                   22936           14925
                14846                   19799           15425
12/90           13035                   21564           13893
                12337                   24685           13197
                13532                   24631           14518
                12194                   25947           13445
                12316                   28106           13809
                11826                   27399           12923
                12760                   27921           13400
                12844                   28801           12548
12/92           11916                   30245           11167
                14112                   31562           13844
                18279                   31711           18325
                15635                   32520           16453
                19578                   33274           20875
                19639                   32021           19124
                17542                   32160           18704
                19936                   33732           22616
12/94           16882                   33725           19626
                17214                   36998           18492
                17323                   40519           18717
                18152                   43729           19788
                17348                   46353           18676
                21724                   49103           22803
                19740                   51595           21453
                18695                   53500           21026
12/96           17793                   58251           19758
                16473                   58505           18114
                14423                   68711           15898
                14571                   73857           16091
                 9852                   75978           11395
                10722                   86553           12346
                 9650                   89402           11564
                 8439                   80526            9846
12/98            8487                   97646            9610
                 8912                  102504           10284
                10080                  109717           12179
                 9921                  102866           12324
                10113                  118171           12591
                10016                  120882           13696
                10204                  117670           14228
                10521                  116530           15109
12/00           10941                  107412           15923
                10057                   94673           15180
6/01            10227                  100212           15012


------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------------
              GLOBAL HARD  S&P 500     LIPPER
                ASSETS      INDEX   BENCHMARK(1)
YTD             -6.53%      -6.70%      -5.72%
1 YEAR           0.22%     -14.83%       7.45%
5 YEAR         -12.32%      14.46%      -6.65%
10 YEAR         -2.76%      15.07%       0.46%
INCEPTION        0.14%      15.58%       2.58%

Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Global Hard Assets Portfolio (the "Portfolio"), at its inception with a similar investment in the S&P 500 Index and the Lipper benchmark. For the purposes of this line graph, and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on policies which may include a premium tax charge, account fees, cost of insurance, mortality expense and surrender charge, as applicable.


(1) The Lipper benchmark reflects the performance of the Lipper Gold Fund Average from August 1, 1985 through April 30, 1998 and the Lipper Natural Resources Fund Average from May 1, 1998 through June 30, 2001. The Lipper Gold Fund and Natural Resources Fund averages are based on the returns of all mutual funds within the corresponding objective as compiled by Lipper Analytical Services. The averages include the reinvestment of all dividends and underlying fund operating expenses.

JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

                  FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                         (Unaudited)
                                          Six Months      Year Ended     Year Ended    Year Ended     Year Ended  Year Ended
                                          Ended June       December       December      December       December    December
                                           30, 2001        31, 2000       31, 1999      31, 1998       31, 1997    31, 1996
  Net asset value, beginning of period    $     9.60      $     8.99     $     7.55    $     8.92     $    16.60  $    16.61

  Income From Investment Operations
   Net investment income (loss)                 0.06            0.13           0.14          0.17           0.02       (0.03)
   Net gains and losses on securities
     (both realized and unrealized)            (0.69)           0.59           1.31         (1.41)         (7.30)       0.45
                                          ----------      ----------     ----------    ----------     ----------  ----------

   Total from investment operations            (0.63)           0.72           1.45         (1.24)         (7.28)       0.42

  Less Distributions to Shareholders
   Dividends from net investment income        (0.06)          (0.11)         (0.01)        (0.13)         (0.02)
   Dividends in excess of net
     investment income                         (0.11)                                                      (0.07)
   Distributions from capital gains                                                                                    (0.43)
   Distributions in excess of capital gains                                                                (0.31)
   Returns of capital
                                          ----------      ----------     ----------    ----------     ----------  ----------

   Total distributions                         (0.17)          (0.11)         (0.01)        (0.13)         (0.40)      (0.43)

  Net asset value, end of period          $     8.80      $     9.60     $     8.99    $     7.55     $     8.92  $    16.60
                                          ==========      ==========     ==========    ==========     ==========  ==========

  Total Return (A)                            (6.53%)          8.19%         19.15%       (13.85%)       (44.63%)      2.57%

  Ratios to Average Net Assets: (B)
   Expenses                                    1.08%           1.10%          1.17%         1.44%          1.07%       1.04%
   Net investment income                       1.12%           1.63%          1.51%         2.13%          0.63%      (0.11%)

  Portfolio Turnover Rate                     42.69%         112.52%        215.51%       193.80%         19.70%      64.78%

  Net Assets, At End of Period            $4,744,857      $5,074,940     $5,524,726    $4,333,663     $5,204,654  $7,554,427

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--82.22%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Forest Products & Paper-7.92 %
  Abitibi-Consolidated, Inc.            11,700     $   89,505
  Boise Cascade Corp.                    1,400         49,238
  Georgia-Pacific Group                    550         18,618
  International Paper Co.                1,120         39,984
  Plum Creek Timber Company, Inc.          800         22,480
  Sappi, Ltd., ADR                       8,000         71,600
  Stora Enso Oyj, Class R                5,500         59,600
  Willamette Industries, Inc.              500         24,750
                                                   ----------
                                                      375,775
                                                   ----------
  Lodging-1.69 %
  Hilton Hotels Corp.                    4,000         46,400
  Host Marriott Corp.                    2,550         31,926
  Interstate Hotels Corp. +                 22             62
  Wyndham International, Inc. +            652          1,630
                                                   ----------
                                                       80,018
                                                   ----------
  Manufacturing-1.03 %
  Tyco International, Ltd.                 900         49,050
                                                   ----------
  Mining & Metals - Ferrous & Nonferrous-9.47 %
  AK Steel Holdings Corp.                9,859        123,632
  Alcoa, Inc.                            2,000         78,800
  Billiton, PLC                          8,800         43,845
  Portman, Ltd.                        135,400        102,508
  Shaw Group, Inc. +                     1,200         48,120
  USX - U.S. Steel Group                 2,600         52,390
                                                   ----------
                                                      449,295
                                                   ----------
  Mining & Metals - Precious-8.58 %
  AngloGold, Ltd.                        2,188         78,377
  Barrick Gold Corp.                     3,000         45,450
  Gold Fields, Ltd.                        425          1,911
  Newcrest Mining, Ltd.                 27,600         62,952
  Newmont Mining Corp.                   2,640         49,130
  Placer Dome, Inc.                     10,550        103,390
  Stillwater Mining Co.+                 2,250         65,813
                                                   ----------
                                                      407,023
                                                   ----------

  COMMON STOCK--Continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Oil & Gas - Distribution & Marketing-1.11 %
  Williams Companies, Inc., The          1,600     $   52,720
                                                   ----------
  Oil & Gas - Integrated-8.09 %
  Chevron Corp.                          1,000         90,500
  Exxon Mobil Corp.                        506         44,199
  Nabors Industries, Inc. +              1,600         59,520
  Occidental Petroleum Corp.             2,140         56,903
  Phillips Petroleum Co.                   800         45,600
  Royal Dutch Petroleum Co., ADR         1,500         87,405
                                                   ----------
                                                      384,127
                                                   ----------
  Oil & Gas Producers-19.54 %
  Alberta Energy Co., Ltd. (Canada)      2,100         86,485
  Alberta Energy Co., Ltd.
    (United States)                        700         28,868
  Apache Corp.                           1,050         53,288
  Devon Energy Corp.                     2,850        149,622
  Diamond Offshore Drilling, Inc.          700         23,135
  El Paso Corp.                            800         42,032
  Ensign Resource Service Group, Inc.    6,900         68,427
  Global Marine, Inc. +                  3,025         56,356
  Newfield Exploration Co. +             1,640         52,578
  Ocean Energy, Inc.                     9,200        160,540
  Origin Energy, Ltd.                   16,000         24,389
  Rowan Companies, Inc.+                 2,600         57,460
  Santa Fe International Corp.           1,650         47,850
  Talisman Energy, Inc. (Canada)           200          7,611
  Talisman Energy, Inc. (United States)  1,800         68,562
                                                   ----------
                                                      927,203
                                                   ----------
  Oil & Gas Services & Equipment-7.20 %
  Cooper Cameron Corp.+                    600         33,480
  ENSCO International, Inc.              2,850         66,690
  Noble Drilling Corp.+                  2,100         68,775
  NQL Drilling Tools, Inc.+              2,600         16,276
  Parker Drilling Co. +                  6,125         39,813
  Schlumberger, Ltd.                     1,200         63,180
  Transocean Sedco Forex, Inc.           1,296         53,460
                                                   ----------
                                                      341,674
                                                   ----------

                       See notes to financial statements.
42

JEFFERSON PILOT VARIABLE FUND, INC.

                          GLOBAL HARD ASSETS PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--Continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Real Estate-15.85 %
  AMB Property Corp.                     2,000     $   51,520
  Boston Properties, Inc.                2,000         81,800
  Brookfield Properties Corp. (Canada)   4,100         78,347
  Brookfield Properties Corp.
    (United States)                      1,200         22,932
  Cheung Kong (Holdings), Ltd.           4,000         43,592
  Cresent Real Estate Equities Co.       1,500         36,855
  Equity Office Properties Trust         5,277        166,912
  Equity Residential Properties Trust      700         39,585
  Prentiss Properties Trust              3,225         84,818
  Simon Property Group, Inc.               650         19,481
  Sun Hung Kai Properties, Ltd.         14,000        126,096
                                                   ----------
                                                      751,938
                                                   ----------
  Utilities - Electric & Gas-1.74 %
  Dominion Resources, Inc.                 660         39,686
  Mirant Corp. +                         1,240         42,656
                                                   ----------
                                                       82,342
                                                   ----------

    TOTAL COMMON STOCK                              3,901,165
    (Cost $3,887,457)                              ----------


    PREFERRED STOCK-1.59 %

  Company                               Shares   Market Value
-------------------------------------------------------------
  Forest Products & Paper-1.59 %
  TimberWest Forest Corp., UNIT          9,400     $   75,567
                                                   ----------
    TOTAL PREFERRED STOCK
    (Cost $56,297)                                     75,567
                                                   ----------

   RIGHTS AND WARRANTS-0.13 %

  Real Estate-0.13 %
  Unibail (Union du Credit-Bail
    Immobilier), Warrants, exp.
    05/11/04+                              500          6,053
                                                   ----------
    TOTAL RIGHTS AND WARRANTS
    (Cost $769)                                         6,053
                                                   ----------
    TOTAL INVESTMENTS
    (Cost $3,944,523)                   83.94%      3,982,785
    Other assets, less liabilities      16.06         762,072
                                       -------     ----------

    TOTAL NET ASSETS                   100.00%     $4,744,857
                                       =======     ==========

+Non-income producing security.

                     See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

"While most of the headline-grabbing announcements on earnings reports or warnings came from large-cap companies, the trickle down effect negatively impacted many small-cap growth companies across all sectors."

                                      --Stephen J. McGruder, Portfolio Manager--


                INCEPTION DATE
                April 18, 1986

----------------------------------------------

                 FUND MANAGER
           Lord, Abbett and Company

----------------------------------------------

       INVESTMENT OBJECTIVE AND STRATEGY
To achieve growth of capital by investing in a diversified portfolio primarily of U.S. equity securities issued by small companies.

----------------------------------------------

           NET ASSETS AS OF 06/30/01
                  $82,260,983

----------------------------------------------

              NUMBER OF HOLDINGS
                      212

----------------------------------------------

              PORTFOLIO TURNOVER
                    31.85%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


       STEPHEN J.
     McGRUDER, CFA
        Partner

o Joined Lord, Abbett in
  1995
o 32 years of industry
  experience
o B.S. from Stanford
  University
o B.A. in Business
  Economics from
  Claremont McKenna
  College
o Chartered Financial
  Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

[pie chart]
Common Stock       96.61%
Preferred Stock     2.83%
Cash                0.56%


Market Review

Despite the accommodative monetary stimulus initiated by the Federal Reserve (the Fed), the small-cap growth sector remained quite volatile during the period. Investors continued to struggle with an ongoing string of earnings disappointments and the overall cooling of the U.S. economy. While the Fed has acted aggressively, its actions are limited because too much monetary stimulus jeopardizes its mandate to promote price stability. Additionally, the effects of monetary stimulus often take at least two quarters to improve the economy. In the interim, the unemployment rate crept higher, as many companies were forced to layoff workers in response to cyclical earnings disappointments. While most of the headline-grabbing announcements on earnings reports or warnings came from large-cap companies, the trickle down effect negatively impacted many small-cap growth companies across all sectors.

Portfolio Review

Performance was negative during the first six months of 2001 and slightly lagged the Russell 2000 Growth Index. Our underperformance versus the Index could be attributed, in part, to the impressive gains seen by the Index's smallest issues, many of which fall beneath the range of our investment guidelines.

Although many market sectors across the Index experienced poor performance during the first quarter of 2001, the stocks of technology companies initially saw the most significant declines. Because of our concerns over technology valuations, the Portfolio was underweight in the technology sector relative to the Index, which somewhat helped performance. Overall, the Portfolio holdings that declined the most in value did so primarily due to lower reported earnings. The stronger performing companies during the quarter were those thought to be relatively impervious to an economic downturn. For example, one area perceived to be recession resistant is education and training. Examples of such holdings in the Portfolio include small companies involved in temporary staffing and accounts receivable management. These are some of the types of opportunities that may be more successful in a difficult economic


------------------------------------
                          PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Timberland Co., The        2.39%
Corporate Executive
  Board Co., The           2.22%
Iron Mountain, Inc.        1.95%
Stillwater Mining Co.      1.77%
   Plantronics, Inc.       1.77%
Coherent, Inc.             1.52%
Advanced Digital
  Information Corp.        1.52%
Quicksilver, Inc.          1.43%
SICOR, Inc.                1.39%
Metris Companies, Inc.     1.38%

------------------------------------
                          PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Pharmaceutical             9.70%
Textiles & Apparel         6.82%
Oil & Gas Producers        6.65%
Medical Products           6.61%
Commercial Services        5.89%
Computer Equipment
  & Services               5.79%
Retail Stores              4.38%
Consulting Services        3.50%
Computer Software -
  Mini & Micro             3.00%
Telecommunications -
  Equipment & Services     2.76%


++Represents market value of investments plus cash.

The Portfolio invests in stocks of developing companies which involve greater risk and are generally more volatile than investments in mature companies.

JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

environment. Additionally, the healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks. The retail sector once again provided mixed results during the quarter, generating some of the largest gains and deepest losses. Careful stock picking has been the key to success in this sector.

For the first time in almost six quarters, most market sectors across the Index experienced positive performance during the second quarter of 2001, including the beleaguered technology and telecom areas. However, due to our ongoing short-term concerns over valuations and future earnings in these two sectors, the Portfolio was slightly underweight relative to the Index. But due to good stock selection, we performed somewhat better than the Index in these areas for the quarter. On the whole, our holdings in companies involved in healthcare proved to be the Portfolio's most prolific area. Although we were underweight in the sector versus the Index, our strong stock selection, particularly in healthcare services companies, generated healthy gains that aided performance. As one of the more defensive, non-cyclical areas of the Portfolio, our healthcare holdings have proved to be reliable standbys during this period of economic uncertainty. Performance for many of our holdings in the consumer discretionary sector held back the Portfolio somewhat. The retail sector once again provided mixed results during the quarter, generating some of the largest gains and deepest losses. Rising costs, slowing consumer demand and seasonal weakness stifled some of our key retail apparel holdings. However, some of the Portfolio's consumer electronics holdings managed to perform well. Although the Portfolio benefited from its technology holdings in the second quarter, it wasn't altogether immune to difficulties in the sector. Companies involved in computer hardware (e.g., semiconductors and capital equipment) declined the most in value primarily due to lower reported earnings and a sharp slowdown in business conditions.

Outlook

Going forward, we anticipate building incremental positions in select companies in the energy, home building and education services sectors. We believe there is a sustained demand for energy and the infrastructure of the energy industry, and we will look for unique opportunities within those industries. Our research indicates that the home building industry continues to be in a period of secular growth due to an overall shortage in housing across the country. However, we believe the excessive housing prices in the coastal areas are unsustainable and that the markets in the

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

center of the U.S. offer better value. Additionally, with the affordability of mortgages and the prospect of further Fed rate cuts, we believe this to be a promising area from an interest rate standpoint. Education spending has become a hot topic for President Bush. We believe his accommodative platform portends a period of strong growth and ample demand for education services companies.

Bracing for the summer slowdown, we will look to reduce our exposure to stocks of consumer discretionary companies that may see waning seasonal or cyclical demand. We have also begun to take profits in selected healthcare services and consumer electronics companies whose valuations now appear to fully discount their prospects for growth. While we remain cautious on technology and capital equipment related to technology, we plan to maintain our selective exposure to these areas. We believe that, in the near term, downward earnings revisions and negative sentiment will continue to weigh on the markets. However, as inventories are reduced and liquidity improves, opportunities for small-cap growth companies that have relatively attractive valuations and solid business models should become apparent.

Small-cap investors have cause for optimism based on several factors: First, a lower interest-rate environment can make it easier for small companies to finance growth, which in turn can boost their ability to grow profits. Second, the strength of the U.S. dollar bodes particularly well for U.S. small companies, since the majority of them concentrate on domestic business and can therefore avoid issues stemming from depreciated currency translations. Third, while the U.S. economy may not yet have responded to monetary stimuli and is no longer experiencing a euphoric outlook for GDP growth, development of new products, needed services and sectors with special characteristics remain positive. Finally, President Bush's approved tax cut creates a potential consumer-spending windfall that may favor small-cap companies.


                        Small Company Portfolio and the
                            Russell 2000 Growth Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Small Company Portfolio         Russell 2000 Growth Index
4/86            10000                           10000
                10372                           10400
                 9863                            8710
12/86           10565                            8806
                11914                           11200
                12813                           11045
                13698                           11403
                10396                            7883
                12119                            9256
                13176                            9844
                13151                            9573
12/88           13129                            9489
                14183                           10194
                15054                           10853
                16226                           11823
                15669                           11403
                15299                           11100
                15505                           11801
                12071                            8721
12/90           12759                            9418
                15336                           12295
                15663                           11869
                16103                           13149
                16999                           14238
                18699                           14628
                17992                           12871
                18527                           13121
12/92           21506                           15345
                22691                           15070
                22524                           15504
                23910                           16951
                24925                           17397
                24982                           16688
                24337                           15636
                26469                           17097
12/94           26834                           16974
                28241                           17905
                29736                           19682
                33164                           21920
                34809                           22244
                37702                           23521
                39076                           24896
                38570                           24684
12/96           40537                           24749
                38833                           22153
                44729                           26042
                52097                           30448
                50105                           27953
                53395                           31274
                51272                           29478
                39894                           22886
12/98           44205                           28296
                40113                           27821
                43794                           31925
                41405                           30354
                50480                           40489
                51933                           44246
                44989                           40985
                44744                           39358
12/00           41460                           31408
                34321                           26634
6/01            39719                           31420

------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------
                        RUSSELL 2000
                 SMALL     GROWTH
                COMPANY     INDEX
YTD             -4.20%      0.04%
1 YEAR         -11.71%    -23.34%
5 YEAR           0.33%      4.77%
10 YEAR          9.75%     10.22%
INCEPTION        9.49%      7.84%


Commencement of operations April 18, 1986. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Small Company Portfolio (the "Portfolio") at its inception with a similar investment in the Russell 2000 Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Growth Index is an unmanaged index and include the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                (Unaudited)
                                                Six Months      Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                Ended June       December     December     December     December     December
                                                 30, 2001        31, 2000     31, 1999     31, 1998     31, 1997     31, 1996
  Net asset value, beginning of period           $    14.83     $    18.05   $    16.24   $    20.43   $    18.19   $    17.87

  Income From Investment Operations
   Net investment income                              (0.04)                      (0.02)        0.22         0.09         0.06
   Net gains and losses on securities
     (both realized and unrealized)                   (0.58)         (3.22)        2.22        (2.59)        4.17         2.85
                                                 ----------     ----------   ----------   ----------   ----------   ----------

   Total from investment operations                   (0.62)         (3.22)        2.20        (2.37)        4.26         2.91

  Less Distributions to Shareholders
   Dividends from net investment income                                           (0.02)       (0.19)       (0.09)       (0.06)
   Dividends in excess of net
     investment income
   Distributions from capital gains                                               (0.37)       (1.63)       (1.93)       (2.53)
   Distributions in excess of capital gains
   Returns of capital
                                                 ----------     ----------   ----------   ----------   ----------   ----------

   Total distributions                                 0.00           0.00        (0.39)       (1.82)       (2.02)       (2.59)

  Net asset value, end of period                 $    14.21     $    14.83   $    18.05   $    16.24   $    20.43   $    18.19
                                                 ==========     ==========   ==========   ==========   ==========   ==========

  Total Return (A)                                    (4.20%)       (17.87%)      14.20%      (11.78%)      23.60%       16.46%

  Ratios to Average Net Assets: (B)
   Expenses                                            0.86%          0.83%        0.86%        0.87%        0.83%        0.85%
   Net investment income                              (0.61%)        (0.54%)      (0.14%)       1.23%        0.47%        0.31%

  Portfolio Turnover Rate                             31.85%         54.38%      143.95%       43.06%       52.92%       49.75%

  Net Assets, At End of Period                   $82,260,983    $80,284,431  $92,991,539  $78,343,648  $81,505,107  $62,166,366

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--96.59%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Aerospace & Defense-1.22%
  Armor Holdings, Inc. +                46,900    $   703,500
  Orbital Sciences Corp. +              78,300        303,804
                                                  -----------
                                                    1,007,304
                                                  -----------
  Airlines-1.59%
  Frontier Airlines, Inc. +             36,200        443,450
  SkyWest, Inc.                         30,800        862,400
                                                  -----------
                                                    1,305,850
                                                  -----------
  Broadcasting-0.55%
  Regent Communications, Inc. +         37,800        453,222
                                                  -----------
  Building Construction-2.57%
  Beazer Homes USA, Inc. +               4,600        292,054
  Crossmann Communities, Inc. +         21,900        869,211
  M.D.C. Holdings, Inc.                 12,930        457,722
  Pulte Corp.                            4,300        183,309
  Standard Pacific Corp.                13,300        307,895
                                                  -----------
                                                    2,110,191
                                                  -----------
  Chemicals-1.02%
  Cabot Microelectronics Corp. +         1,500         93,000
  OM Group, Inc.                        13,200        742,500
                                                  -----------
                                                      835,500
                                                  -----------
  Commercial Services-5.88%
  AdvancePCS +                          14,900        954,345
  Healthcare Services Group, Inc. +     26,400        187,440
  Hooper Holmes, Inc.                   74,700        765,675
  Iron Mountain, Inc. +                 36,000      1,614,240
  NCO Group, Inc. +                     20,800        643,344
  TeleTech Holdings, Inc. +             75,100        675,149
                                                  -----------
                                                    4,840,193
                                                  -----------
  Computer Equipment & Services-5.79%
  Acxiom Corp. +                        40,500        530,145
  Advanced Digital Information Corp. +  72,900      1,261,170
  CheckFree Corp. +                      9,600        336,672
  Cray, Inc. +                          84,400        200,872
  Drexler Technology Corp. +             1,100         13,211
  Infocus Corp. +                       13,400        273,226
  Insight Enterprises, Inc. +           34,450        844,025
  Interlink Electronics, Inc. +          7,400         60,014
  RadiSys Corp. +                       37,550        858,018
  Read-Rite Corp. +                     33,700        179,621
  Silicon Storage Technology, Inc. +    20,200        204,626
                                                  -----------
                                                    4,761,600
                                                  -----------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Information &
       Technology-2.59%
  Intergraph Corp. +                    19,800    $   304,920
  Manhattan Associates, Inc. +          10,000        397,500
  MICROS Systems, Inc. +                16,300        358,600
  Multex.com, Inc. +                    17,100        277,875
  National Data Corp.                   13,900        450,360
  Numerical Technologies, Inc. +        16,400        344,400
                                                  -----------
                                                    2,133,655
                                                  -----------
  Computer Network-0.27%
  RSA Security, Inc. +                   7,250        224,388
                                                  -----------
  Computer Software - Mainframe-1.44%
  EXE Technologies, Inc. +              19,300        113,098
  Metasolv, Inc. +                       4,200         33,306
  ONYX Software Corp. +                 25,800        206,400
  Saba Software, Inc. +                 22,800        374,148
  Verity, Inc. +                         8,800        175,560
  Watchguard Technologies, Inc. +       27,100        277,775
                                                  -----------
                                                    1,180,287
                                                  -----------
  Computer Software - Mini & Micro-3.00%
  Activision, Inc. +                     8,900        349,325
  Barra, Inc. +                          3,000        121,740
  BSQUARE Corp. +                       14,400        151,344
  Documentum, Inc. +                    28,900        373,388
  eCollege.com, Inc. +                  23,100         72,534
  Exchange Application, Inc. +          19,900         21,492
  IMRglobal Corp. +                      6,900         75,417
  National Instruments Corp. +           3,550        115,198
  Phoenix Technologies, Ltd. +          20,500        299,300
  Primus Knowledge Solutions, Inc. +     6,800         40,732
  RealNetworks, Inc. +                  14,700        172,725
  Riverdeep Group, PLC, ADR +            9,600        268,800
  THQ, Inc. +                            6,600        393,558
  Virage, Inc. +                         4,100         14,145
                                                  -----------
                                                    2,469,698
                                                  -----------
  Consulting Services-3.50%
  American Management Systems, Inc. +   14,100        332,760
  Corporate Executive Board Co., The +  43,800      1,839,600
  Diamondcluster International, Inc. +  23,800        302,974
  eLoyalty Corp. +                      12,630         12,630
  First Consulting Group, Inc. +        11,100         79,920
  Forrester Research, Inc. +            10,800        243,972
  Management Network Group, Inc., The + 10,700         65,270
                                                  -----------
                                                    2,877,126
                                                  -----------

                       See notes to financial statements.

50

JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Cosmetics & Personal Care-0.64%
  Steiner Leisure, Ltd. +               26,200    $   524,000
                                                  -----------
  Delivery & Freight Services-0.25%
  EGL, Inc. +                           11,900        207,774
                                                  -----------
  Educational Services-1.51%
  Career Education Corp. +               3,900        233,610
  SmartForce, PLC, ADR +                 8,100        285,363
  Corinthian Colleges, Inc. +            4,300        202,401
  Edison Schools, Inc. +                 5,000        114,200
  ITT Educational Services, Inc. +       9,100        409,500
                                                  -----------
                                                    1,245,074
                                                  -----------
  Electrical Equipment-0.87%
  Dionex Corp. +                         5,700        189,525
  Helix Technology Corp.                 5,000        152,400
  SLI, Inc.                             44,900        370,425
                                                  -----------
                                                      712,350
                                                  -----------
  Electronic Components-1.52%
  CTS Corp.                              8,700        178,350
  Sawtek, Inc. +                        26,800        630,604
  Technitrol, Inc.                      16,800        436,800
                                                  -----------
                                                    1,245,754
                                                  -----------
  Electronics-2.25%
  Analogic Corp.                        13,500        614,925
  Artesyn Technologies, Inc. +          18,600        239,940
  Electro Scientific Industries, Inc. +  5,600        213,360
  EMS Technologies, Inc. +               9,700        147,925
  LeCroy Corp. +                         7,500        191,025
  Oak Technology, Inc. +                28,900        306,051
  Universal Electronics, Inc. +          7,600        136,800
                                                  -----------
                                                    1,850,026
                                                  -----------
  Electronics - Semiconductors-2.22%
  AXT, Inc. +                           11,900        317,730
  Fairchild Semiconductor Co. +         23,200        533,600
  Genesis Microchip, Inc. +             15,100        545,865
  Multilink Technology Corp. +           8,300        118,690
  Rudolph Technologies, Inc. +           6,600        310,200
                                                  -----------
                                                    1,826,085
                                                  -----------
  Entertainment & Leisure-0.73%
  Bally Total Fitness Holding Corp. +   20,300        601,083
                                                  -----------
  Financial Services-1.90%
  CompuCredit Corp. +                   26,960        297,908
  Metris Companies, Inc.                34,000      1,146,140
  NextCard, Inc. +                      11,000        121,550
                                                  -----------
                                                    1,565,598
                                                  -----------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Food Products-0.22%
  United Natural Foods, Inc. +           8,800    $   184,360
                                                  -----------
  Food Service & Restaurants-2.28%
  Applebee's International, Inc.         9,450        302,400
  Cheesecake Factory, Inc., The +       14,900        421,670
  Jack in the Box, Inc. +               15,300        399,330
  P.F. Chang's China Bistro, Inc. +     11,800        447,220
  Performance Food Group Co. +          10,100        305,323
                                                  -----------
                                                    1,875,943
                                                  -----------
  Government Agency-0.36%
  Federal Agricultural Mortgage Corp.,
    Class C +                            9,300        297,414
                                                  -----------
  Healthcare-2.19%
  Apria Healthcare Group, Inc. +        16,800        484,680
  Matria Healthcare, Inc. +             17,475        275,057
  PacifiCare Health Systems, Inc. +     14,100        229,830
  Province Healthcare Co. +              7,800        275,262
  Renal Care Group, Inc. +              16,400        539,396
                                                  -----------
                                                    1,804,225
                                                  -----------
  Human Resources-0.54%
  Butler International, Inc. +           7,600         23,712
    Labor Ready, Inc. +                 20,000        104,800
  On Assignment, Inc. +                 17,700        318,600
                                                  -----------
                                                      447,112
                                                  -----------
  Internet Services-1.37%
  Alloy Online, Inc. +                  16,000        228,960
  Critical Path, Inc. +                  8,400          8,568
  CyberSource Corp. +                    9,400         15,228
  eMerge Interactive, Inc. +             9,700         11,252
  S1 Corp. +                            54,600        764,400
  Student Advantage, Inc. +             54,700        100,101
                                                  -----------
                                                    1,128,509
                                                  -----------
  Machinery-0.99%
  Flow International Corp. +            24,500        264,600
  Semitool, Inc. +                      45,900        547,587
                                                  -----------
                                                      812,187
                                                  -----------
  Manufacturing-1.49%
  Cable Design Technologies Corp. +     33,050        534,088
  Matthews International Corp.          13,900        611,148
  Therma-Wave, Inc. +                    4,400         83,908
                                                  -----------
                                                    1,229,144
                                                  -----------
  Medical - Biotechnology-1.36%
  Bio-Rad Laboratories, Inc. +           1,700         84,660
  Bio-Technology General Corp. +        24,300        318,330

                       See notes to financial statements.
                                                                              51

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Medical - Biotechnology-Continued
  Corixa Corp. +                        26,500    $   452,355
  Maxim Pharmaceuticals, Inc. +         10,100         63,731
  Seattle Genetics, Inc. +              12,600         76,860
  Serologicals Corp. +                   5,800        123,772
                                                  -----------
                                                    1,119,708
                                                  -----------
  Medical Products-6.61%
  Arrow International, Inc.             16,830        646,272
  ATS Medical, Inc. +                   48,400        609,840
  Coherent, Inc. +                      34,900      1,262,333
  Collateral Therapeutics, Inc. +        5,700         34,200
  Diagnostic Products Corp.              8,000        265,600
  Hanger Orthopedic Group, Inc. +       25,000         63,750
  Invitrogen Corp. +                     3,700        265,660
  Medicines Co. +                       10,800        221,292
  Ocular Sciences, Inc. +                7,100        180,340
  Orthofix International, NV +          26,300        705,629
  Radiance Medical Systems, Inc. +      21,700        114,576
  SonoSite, Inc. +                      15,600        302,640
  Techne Corp. +                        14,200        461,500
  Theragenics Corp. +                   27,400        306,058
                                                  -----------
                                                    5,439,690
                                                  -----------
  Mining & Metals - Ferrous &
       Nonferrous-0.33%
  North American Palladium, Ltd. +      34,000        268,600
                                                  -----------
  Mining & Metals - Precious-1.78%
  Stillwater Mining Co. +               50,200      1,468,350
                                                  -----------
  Oil & Gas Producers-6.09%
  Cabot Oil & Gas Corp.                  5,600        136,640
  Comstock Resources, Inc. +            14,700        150,675
  XTO Energy, Inc.                      20,050        287,718
  Evergreen Resources, Inc. +           19,900        756,200
  EXCO Resources, Inc. +                25,500        462,825
  Louis Dreyfus Natural Gas Corp. +     24,600        857,310
  Patina Oil & Gas Corp.                10,600        280,900
  Prima Energy Corp. +                   6,000        144,540
  Remington Oil & Gas Corp. +           11,500        218,500
  Stone Energy Corp. +                   8,600        380,980
  Unit Corp. +                          17,600        278,960
  Vintage Petroleum, Inc.               56,400      1,054,680
                                                  -----------
                                                    5,009,928
                                                  -----------
  Oil & Gas Services & Equipment-1.98%
  Cal Dive International, Inc. +        17,100        420,660
  Core Laboratories, NV +               29,840        559,500

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Oil & Gas Services & Equipment-Continued
  Grey Wolf, Inc. +                     31,100    $   124,400
  Lone Star Technologies, Inc. +           800         28,960
  Seitel, Inc. +                        29,800        390,380
  Superior Energy Services, Inc. +      13,300        105,070
                                                  -----------
                                                    1,628,970
                                                  -----------
  Pharmaceutical-9.70%
  Albany Molecular Research, Inc. +     19,500        741,195
  Alpharma, Inc.                        17,400        474,150
  Barr Laboratories, Inc. +             11,350        799,154
  Celgene Corp. +                       21,300        614,505
  Cell Therapeutics, Inc. +              9,780        270,319
  COR Therapeutics, Inc. +               7,300        222,650
  ICOS Corp. +                           2,400        153,600
  ILEX Oncology, Inc. +                 15,900        475,410
  Kos Pharmaceuticals, Inc. +           10,100        375,720
  K-V Pharmaceutical Co. +              11,400        316,350
  Medicis Pharmaceutical Corp. +         9,300        492,900
  Noven Pharmaceutical, Inc. +          12,400        486,080
  Pharmaceutical Product Development,
    Inc. +                              24,400        744,444
  Scios, Inc. +                         14,200        355,142
  SICOR, Inc. +                         50,050      1,156,155
  SuperGen, Inc. +                      20,500        301,965
                                                  -----------
                                                    7,979,739
                                                  -----------
  Professional Sports-0.37%
  Championship Auto Racing Teams,
    Inc. +                              18,800        300,800
                                                  -----------
  Publishing & Printing-0.62%
  Information Holdings, Inc. +          15,900        513,570
                                                  -----------
  Railroad-0.04%
  RailWorks Corp. +                     20,400         33,660
                                                  -----------
  Real Estate-0.66%
  Catellus Development Corp. +          11,100        193,695
  Healthcare Realty Trust, Inc.         12,900        339,270
  LNR Property Corp.                       200          7,000
                                                  -----------
                                                      539,965
                                                  -----------
  Retail Stores-4.38%
  American Eagle Outfitters, Inc. +      8,600        303,064
  Children's Place Retail Stores,
   Inc., The +                          25,700        688,760
  Cost Plus, Inc. +                     11,760        352,800
  MSC Industrial Direct Company,
    Inc. +                              50,200        873,480
  Pacific Sunwear of California,
    Inc. +                              30,150        676,265
  Whole Foods Market, Inc. +            26,000        704,600
                                                  -----------
                                                    3,598,969
                                                  -----------

                       See notes to financial statements.
52

JEFFERSON PILOT VARIABLE FUND, INC.

                             SMALL COMPANY PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Telecommunications - Equipment &
       Services-2.76%
  Aware, Inc. +                          8,400    $    75,600
  CellStar Corp. +                     106,300        228,545
  Comtech Telecommunications, Inc. +    20,500        287,000
  Plantronics, Inc. +                   63,300      1,465,391
  Intrado, Inc. +                        6,700        115,039
  West Corp. +                           4,500         99,045
                                                  -----------
                                                    2,270,620
                                                  -----------
  Telecommunications - Integrated-0.53%
  Lightbridge, Inc. +                   21,700        420,980
  Mpower Holding Corp. +                19,800         18,810
                                                  -----------
                                                      439,790
                                                  -----------
  Telecommunications - Wireless-0.07%
  Talk America Holdings, Inc. +         43,900         41,266
  U.S. Wireless Corp. +                  6,300         12,915
                                                  -----------
                                                       54,181
                                                  -----------
  Telecommunications - Wireline-0.95%
  Aegis Communications Group, Inc. +    90,600         45,300
  Illuminet Holdings, Inc. +            16,400        515,780
  Lexent, Inc. +                         7,600         65,664
  Luminent, Inc. +                      20,300         85,260
  Metawave Communications Corp. +       13,000         67,470
                                                  -----------
                                                      779,474
                                                  -----------
  Textiles & Apparel-6.82%
  Cutter & Buck, Inc. +                 19,800        104,940
  G & K Services, Inc.                  34,000        914,600
  Quicksilver, Inc. +                   47,300      1,182,500
  Tarrant Apparel Group +               31,300        198,755


   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Textiles & Apparel-Continued
  Timberland Co., The +                 50,100    $ 1,979,451
  Tropical Sportswear International
    Corp. +                             29,500        613,895
  Vans, Inc. +                          26,100        613,350
                                                  -----------
                                                    5,607,491
                                                  -----------
  Travel Services-0.70%
  American Classic Voyages Co. +        23,100         68,838
  Pegasus Solutions, Inc. +             43,850        506,468
                                                  -----------
                                                      575,306
                                                  -----------
  Water Treatment-0.09%
  Ionics, Inc. +                         2,400         75,600
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $82,533,989)                             79,460,063
                                                  -----------
    PREFERRED STOCK- 0.56 %

  Oil & Gas Producers-0.56 %
  EXCO Resources, Inc., 5.000%,
    due 05/23/03 +                      24,300        459,756
                                                  -----------
    TOTAL PREFERRED STOCK
    (Cost $510,300)                                   459,756
                                                  -----------
    TOTAL INVESTMENTS
    (Cost $83,044,289)                  97.15%     79,919,819
                                                  -----------
  Other assets, less liabilities         2.85       2,341,164
                                       -------    -----------

    TOTAL NET ASSETS                   100.00%    $82,260,983
                                       =======    ===========

+Non-income producing security.

                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

"Looking forward, the Portfolio should benefit from an anticipated economic recovery, which we believe should begin to appear more clearly later this year."

                                           --James N. Mordy, Portfolio Manager--


                  INCEPTION DATE
                    May 1, 2001

---------------------------------------------------

                   FUND MANAGER
        Wellington Management Company, LLP

---------------------------------------------------

         INVESTMENT OBJECTIVE AND STRATEGY
   To achieve long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value
                 characteristics.

---------------------------------------------------

             NET ASSETS AS OF 06/30/01
                    $10,825,524

---------------------------------------------------

                NUMBER OF HOLDINGS
                        77

---------------------------------------------------

                PORTFOLIO TURNOVER
                       4.67%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


     JAMES N. MORDY
  Senior Vice President
       and Partner

o Joined Wellington
  Management in 1985
o M.B.A. from the Wharton
  School of Finance at
  the University of
  Pennsylvania
o B.A. from Stanford
  University

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

[pie chart]
Common Stock-97.11%
Cash-2.89%


     The six month period ending June 30th saw an abrupt slowing in the U.S. economy. While the consumer sector has remained relatively healthy, deteriorating business confidence and credit quality, lower corporate earnings (S&P 500 operating earnings fell 11% in the first quarter from a year ago and second quarter results should be even weaker) and depressed equity valuations have all prompted the Fed to act aggressively to inject liquidity into the economy. After lowering the Fed Funds rate by 150 basis points during the first quarter, the Fed lowered rates another 125 basis points during the second quarter for a total of 275 basis points in 2001. Equity markets continued their tumble during the first quarter but recovered from their lows in April, with the S&P 500 returning -6.7% and the NASDAQ Composite returning -12.5% for the six month period ended June 30, 2001. Areas of relative strength within US equity markets during this six month period were found in small-cap stocks with the Russell 2000 Index returning 6.9% and in value stocks which outperformed growth stocks (the Russell 1000 Value Index returned -1.3% versus the Russell 1000 Growth Index return of -14.2%). With respect to equity sectors, Consumer Discretionary (+10%) and Materials (+5%) were strong while Health Care (-15%), Information Technology (-17%) and Utilities (-12%) were weak.

     While equities were generally weak, fixed income markets performed well during the six month period ended June 30th. After edging lower during the first part of this period, bond yields rose during the second quarter with the 30-Year Treasury yield rising from 5.5% to 5.8a%. This rise reflects recent higher inflation results and an expectation that aggressive monetary stimulus will bring accelerating economic growth. Certain areas of the fixed income market performed particularly well during the six-month period. Particularly strong were corporate bonds, as evidenced by


------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

Adelphia Communications
  Corp.                    2.92%
UnionBanCal Corp.          2.68%
Pacific Century Financial
  Corp.                    2.64%
Republic Services, Inc.    2.36%
TJX Companies, Inc.        2.09%
Dime Bancorp, Inc.         2.03%
Devon Energy Corp.         1.99%
Engelhard Corp.            1.98%
Continental Airlines, Inc.,
  Class B                  1.91%
GeneralSemiconductor, Inc. 1.85%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Banking                   11.13%
Manufacturing              6.04%
Retail Stores              5.87%
Computer Equipment
  & Services               5.51%
Chemicals                  4.73%
Oil & Gas Producers        4.61%
Financial Services         4.26%
Real Estate                3.54%
Electronics -
  Semiconductors           3.37%
Airlines                   3.07%

++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

the Lehman Credit Index return (+5.4%) while Mortgage-Backed securities (+3.8%) and Asset-Backed securities (+4.4%) also performed well.

     We believe that monetary stimulus, easing liquidity conditions and imminent tax rebates will produce a stronger US economy later this year. Signs of a turn toward the better are increasingly visible. Consumer spending remains resilient. The pace of decline in the manufacturing sector has started to ease. The major weak spot in the economy continues to be technology, where demand is falling and inventories are high. Declining corporate earnings will delay any recovery in business investment until next year. Inflation pressures are diminishing, helped by receding energy prices, less upward pressure on housing costs and a very competitive retail environment.

     For the two month period since the inception of the JPVF Mid-Cap Value Portfolio in May, the Portfolio returned 1.08%, trailing the Russell 2500 Value Index return of 3.40%. Strong sectors of performance within the Portfolio included Utilities, Consumer Discretionary and Consumer Staples while Industrials, Energy and Materials were sectors whose relative performance lagged the Index. Looking forward, the Portfolio should benefit from an anticipated economic recovery, which we believe should begin to appear more clearly later this year. The Portfolio is overweight the more cyclical sectors of the market (materials, industrials and consumer discretionary account for 50% of the Funds' equities) and underweight defensive areas such as electric utilities, REITs, consumer staples and health care. The Portfolio is somewhat overweight relative to the Russell 2500 Value Index in technology as we are able to find some compelling values in names such as Arrow Electronics, Axcelis Technologies and General Semiconductors.


            Mid-Cap Value Portfolio and the Russell 2500 Value Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Mid-Cap Value   Russell 2500 Value Index
5/1/01          10000           10000
5/31/01         10115           10242
6/29/01         10108           10340


----------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
                           RUSSELL
                             2500
                MID-CAP     VALUE
                 VALUE      INDEX
INCEPTION        1.08%      3.40%

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2500 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2500 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                        (Unaudited)
                                                        Period from
                                                        May 1, 2001
                                                          through
                                                     June 30, 2001 (A)
  Net asset value, beginning of period                  $    10.00

  Income From Investment Operations

   Net investment income                                      0.01
   Net gains and losses on securities
     (both realized and unrealized)                           0.10
                                                        ----------

   Total from investment operations                           0.11

  Less Distributions to Shareholders
   Dividends from net investment income
   Dividends in excess of net
     investment income
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                                        ----------

   Total distributions                                        0.00

  Net asset value, end of period                        $    10.11
                                                        ==========

  Total Return (B)                                            1.08%

  Ratios to Average Net Assets: (C)
   Expenses                                                   1.34%
   Net investment income                                      0.47%

  Portfolio Turnover Rate                                     4.67%

  Net Assets, At End of Period                          $10,825,524


(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--97.13%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Airlines-3.07%
  America West Holdings Corp.,
   Class B +                            12,600    $   125,622
  Continental Airlines, Inc.,
   Class B +                             4,200        206,850
                                                  -----------
                                                      332,472
                                                  -----------
  Automotive Parts & Equipment-0.83%
  BorgWarner, Inc.                       1,800         89,316
                                                  -----------
  Automotive Truck Rental-1.34%
  United Rentals, Inc. +                 5,600        145,320
                                                  -----------
  Banking-11.13%
  Charter One Financial, Inc.            4,500        143,550
  Dime Bancorp, Inc.                     5,900        219,775
  Golden State Bancorp, Inc.             3,800        117,040
  Golden West Financial Corp.            1,600        102,784
  Pacific Century Financial Corp.       11,100        286,269
  UnionBanCal Corp.                      8,600        289,820
  Webster Financial Corp.                1,400         45,892
                                                  -----------
                                                    1,205,130
                                                  -----------
  Beverages-1.29%
  Constellation Brands, Inc. +           3,400        139,400
                                                  -----------
  Broadcasting-2.92%
  Adelphia Communications Corp. +        7,700        315,699
                                                  -----------
  Building Construction-1.49%
  Toll Brothers, Inc. +                  4,100        161,171
                                                  -----------
  Building Materials-2.90%
  Dal-Tile International, Inc . +        8,600        159,530
  Lafarge Corp.                          4,600        154,146
                                                  -----------
                                                      313,676
                                                  -----------
  Chemicals-4.73%
  Air Products & Chemicals, Inc.         2,200        100,650
  Ashland, Inc.                          1,300         52,130
  Cambrex Corp.                          1,300         65,754
  Engelhard Corp.                        8,300        214,057
  Lyondell Chemical Co.                  5,200         79,976
                                                  -----------
                                                      512,567
                                                  -----------
  Computer Equipment & Services-5.51%
  Arrow Electronics, Inc.+               7,500        182,175
  Parametric Technology Corp.+           9,700        135,703
  Quantum Corporation - DLT &
    Storage Systems+                    11,500        116,035
  SONICblue, Inc.+                      28,500         94,050
  Western Digital Corp.+                17,100         68,400
                                                  -----------
                                                      596,363

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Information &
       Technology-1.30%
  Unisys Corp. +                         9,600    $   141,216
                                                  -----------
  Consulting Services-1.26%
  KPMG Consulting, Inc. +                8,900        136,615
                                                  -----------
  Electronics - Semiconductors-3.37%
  Axcelis Technologies, Inc. +           5,100         75,480
  Cirrus Logic, Inc. +                   3,900         89,817
  General Semiconductor, Inc. +         19,100        199,786
                                                  -----------
                                                      365,083
                                                  -----------
  Engineering & Construction-1.76%
  Granite Construction, Inc.             7,500        190,650
                                                  -----------
  Entertainment & Leisure-2.65%
  Bally Total Fitness Holding Corp. +    5,500        162,855
  Six Flags, Inc. +                      5,900        124,136
                                                  -----------
                                                      286,991
                                                  -----------
  Environmental Controls-2.37%
  Republic Services, Inc. +             12,900        256,065
                                                  -----------
  Financial Services-4.26%
  Ambac Financial Group, Inc.            3,100        180,420
  Legg Mason, Inc.                       2,400        119,424
  Metris Companies, Inc.                 4,800        161,808
                                                  -----------
                                                      461,652
                                                  -----------
  Food Products-1.67%
  Suiza Foods Corp. +                    3,400        180,540
                                                  -----------
  Forest Products & Paper-0.87%
  Abitibi-Consolidated, Inc.            12,300         94,095
                                                  -----------
  Healthcare-2.63%
  Health Net, Inc. +                     7,000        121,800
  Oxford Health Plans, Inc. +            5,700        163,020
                                                  -----------
                                                      284,820
                                                  -----------
  Insurance-3.05%
  Ace, Ltd.                              3,500        136,815
  Reinsurance Group of America, Inc.     5,100        193,290
                                                  -----------
                                                      330,105
                                                  -----------
  Machinery-0.70%
  Stanley Works, The                     1,800         75,366
                                                  -----------
  Manufacturing-6.04%
  Callaway Golf Co.                      5,500         86,900
  CNH Global, NV                         9,300         55,149

                       See notes to financial statements.
                                                                              59

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MID-CAP VALUE PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Manufacturing-Continued
  Compagnie Generale des Etablissements
    Michelin, Class B                    1,600    $    50,620
  Eaton Corp.                            1,400         98,140
  Grupo Imsa, SA de CV, ADR             13,700        121,930
  Harman International Industries, Inc.  3,300        125,697
  Pall Corp.                             4,900        115,297
                                                  -----------
                                                      653,733
                                                  -----------
  Marine Services-1.12%
  IHC Caland, NV                         2,400        120,894
                                                  -----------
  Medical Supplies-1.31%
  DENTSPLY International, Inc.           3,200        141,920
                                                  -----------
  Mining & Metals - Ferrous &
       Nonferrous-0.64%
  AK Steel Holdings Corp.                5,500         68,970
                                                  -----------
  Oil & Gas Producers-4.61%
  Anderson Exploration, Ltd. +           5,600        113,100
  Devon Energy Corp.                     4,100        215,250
  Rowan Companies, Inc. +                4,800        106,080
  Unocal Corp.                           1,900         64,885
                                                  -----------
                                                      499,315
                                                  -----------
  Oil & Gas Services & Equipment-0.69%
  Grant Prideco, Inc. +                  4,300         75,207
                                                  -----------
  Packaging & Containers-3.01%
  Packaging Corporation of America +    12,800        198,784
  Pactiv Corp. +                         9,500        127,300
                                                  -----------
                                                      326,084
                                                  -----------
  Real Estate-3.54%
  Archstone Communities Trust            5,300        136,634
  Liberty Property Trust                 4,500        133,200
  Spieker Properties, Inc.               1,900        113,905
                                                  -----------
                                                      383,739
                                                  -----------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Retail Stores-5.87%
  AnnTaylor Stores Corp.+                2,500    $    89,500
  Dollar General Corp.                   7,200        140,400
  Staples, Inc.+                        11,200        179,088
  TJX Companies, Inc., The               7,100        226,277
                                                  -----------
                                                      635,265
                                                  -----------
  Telecommunications - Equipment &
       Services-1.48%
  UnitedGlobalCom, Inc. +               18,500        160,025
                                                  -----------
  Telecommunications - Integrated-1.79%
  McLeodUSA, Inc. +                     42,300        194,157
                                                  -----------
  Textiles & Apparel-1.68%
  Jones Apparel Group, Inc. +            4,200        181,440
                                                  -----------
  Transportation-1.89%
  Atlas Air, Inc. +                      5,000         70,800
  Canadian National Railway Co.          3,300        133,650
                                                  -----------
                                                      204,450
                                                  -----------
  Utilities - Electric & Gas-2.36%
  CMS Energy Corp.                       2,100         58,485
  Kansas City Power & Light Co.          2,000         49,100
  Orion Power Holdings, Inc. +           6,200        147,622
                                                  -----------
                                                      255,207
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $10,438,472)                             10,514,718
                                                  -----------
    TOTAL INVESTMENTS
    (Cost $10,438,472)                  97.13%     10,514,718
  Other assests, less liabilities        2.87         310,806
                                       -------    -----------
      TOTAL NET ASSETS                 100.00%    $10,825,524
                                       =======    ===========

+Non-income producing security.

                       See notes to financial statements.
60

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

"By the end of the first half, equity markets had rebounded enough to offset some of the losses of the first few months of the year, although not enough to bring performance numbers back into positive territory."

                            --Barclays Global Fund Advisors, Portfolio Manager--


                  INCEPTION DATE
                   May 1, 2000

-------------------------------------------------

                   FUND MANAGER
          Barclays Global Fund Advisors

-------------------------------------------------

        INVESTMENT OBJECTIVE AND STRATEGY
  To approximate, before fees and expenses, the total rate of return of common stocks represented by the S&P 500 Index.

-------------------------------------------------

            NET ASSETS AS OF 06/30/01
                   $183,812,774

-------------------------------------------------

                NUMBER OF HOLDINGS
                       501

-------------------------------------------------

                PORTFOLIO TURNOVER
                      1.02%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

 Financial Highlights

     Schedule of
Portfolio Investments

---------------------


"S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot, and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing any of these products.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

[pie chart]
Common Stock-97.72%
S&P 500 Index Futures-2.18%
Cash & Cash Equivalents-0.10%


     The JPVF S&P 500 Index Portfolio seeks to track the S&P 500 Index. For the six-month period ended June 30, 2001, the S&P 500 Index declined 6.70%.

     In response to volatile equity markets, weak corporate revenues, and poor economic indicators, the Federal Reserve Board (the "Fed") took aggressive action in the first half of the year. The Fed lowered short-term interest rates six times in six months in an attempt to revive the sluggish economy and keep recession at bay. By the end of June, the federal funds rate stood at 3.75%, its lowest level in more than seven years and 2.75% below its January 2001 level. During the first quarter, the moves appeared to do little to stem the tide of earnings warnings and job cuts, particularly from the technology sector. Markets languished, turning in historically low first quarter performance numbers.

     By April, however, some encouraging economic indicators began to point to the prospect of a healthy economy. However, positive economic news was countered by discouraging reports of high unemployment numbers. The federal government also contributed a positive note with a tax cut that might help to stimulate the economy. While economic indicators remained mixed in the second quarter, many investors became more cautiously optimistic. By the end of the first half, equity markets had rebounded enough to offset some of the losses of the first few months of the year, although not enough to bring performance numbers back into positive territory.

     Most of the industry sectors within the Index delivered negative returns for the

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

General Electric Co.       4.29%
Microsoft Corp.            3.48%
Exxon Mobil Corp.          2.67%
Citigroup, Inc.            2.35%
Pfizer, Inc.               2.24%
AOL Time Warner, Inc.      2.08%
Wal-Mart Stores, Inc.      1.93%
American International
  Group, Inc.              1.78%
Intel Corp.                1.74%
International Business
  Machines Corp.           1.74%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Pharmaceutical             7.43%
Financial Services         6.97%
Retail Stores              6.22%
Banking                    5.57%
Oil & Gas - Integrated     5.21%
Computer Software -
  Mini & Micro             4.96%
Computer Equipment
  & Services               4.91%
Diversified Operations     4.61%
Insurance                  3.95%
Electronics -
  Semiconductors           3.87%

++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

first half of the year. Not surprisingly, information technology suffered the biggest declines, dropping 16.37% for the six-month period ended June 30, 2001. Because this sector also represents the largest component of the Index (accounting for 18.50% of the Index as of June 30, 2001), its losses contributed significantly to overall negative performance. Other groups that posted losses included health care (12.86% of the Index as of June 30, 2001), which declined 15.40%, and utilities (3.73% of the Index), which fell 12.66%. Consumer staples (7.57% of the Index) also struggled, dropping 11.48%. The only two sectors that managed to post positive returns were consumer discretionary (13.27% of the Index as of June 30) and materials (2.52% of the Index as of June 30), which gained 8.66% and 4.50%, respectively.

     Despite poor sector returns, three of the Index's top ten holdings posted robust returns for the period. The second largest holding in the Index, Microsoft, rebounded to return 68.30% for the six-month period ended June 30, 2001. Microsoft represented 3.56% of the Index as of June 30, 2001, so its gain helped overall Index performance. AOL Time Warner and IBM, which represent 2.13% and 1.78% of the Index as of June 30, also fared well during the first half, returning 52.30% and 33.25%, respectively. On the negative side, Pfizer (2.29% of the Index as of June 30, 2001) and American International Group (1.82% of the Index) declined 12.51% and 13.67%, respectively.


                 S&P 500 Index Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                S&P 500 Index
                Portfolio               S&P 500 Index
5/00            10000                   10000
                 9793                    9795
6/00            10029                   10037
                 9872                    9880
                10480                   10494
9/00             9926                    9939
                 9882                    9897
                 9102                    9117
12/00            9145                    9162
                 9463                    9487
                 8598                    8622
3/01             8053                    8076
                 8676                    8703
                 8732                    8761
6/01             8518                    8548


----------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------
                S&P 500
                 INDEX     S&P 500
               PORTFOLIO    INDEX
YTD             -6.86%     -6.70%
1 YEAR         -15.07%    -14.83%
INCEPTION      -12.87%    -12.63%

Commencement of operations May 1, 2000. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                                                  Period from
                                                                (Unaudited)       May 1, 2000
                                                                Six Months          through
                                                                Ended June         December
                                                                 30, 2001        31, 2000 (A)
   Net asset value, beginning of period                       $      9.14       $     10.00

  Income From Investment Operations
   Net investment income                                             0.04              0.06
   Net gains and losses on securities
     (both realized and unrealized)                                 (0.67)            (0.92)
                                                              -----------       -----------

   Total from investment operations                                 (0.63)            (0.86)

  Less Distributions to Shareholders

   Dividends from net investment income                             (0.04)
   Dividends in excess of net
     investment income                                              (0.02)
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                                              -----------       -----------

   Total distributions                                              (0.06)             0.00

  Net asset value, end of period                              $      8.45       $      9.14
                                                              ===========       ===========

  Total Return (B)                                                  (6.86%)           (8.55%)

  Ratios to Average Net Assets: (C)
   Expenses                                                          0.28%             0.28%
   Net investment income                                             1.06%             1.03%

  Portfolio Turnover Rate                                            1.02%             5.26%

  Net Assets, At End of Period                                $183,812,774      $175,931,207


(A) Per share data calculated from the initial offering date, May 1, 2000, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets. Had these fees not been reimbursed, the expense ratio would have been 0.33% and 0.34%, and the net investment income ratio would have been 0.98% and 1.00% for the periods from May 1, 2000 through December 31, 2000 and January 1, 2001 through June 30, 2001, respectively. Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK 97.72%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Advertising-0.30%
  Interpublic Group of Companies, Inc.,
    The                                  6,111   $    179,358
  Omnicom Group, Inc.                    3,021        259,806
  TMP Worldwide, Inc. +                  1,738        102,733
                                                 ------------
                                                      541,897
                                                 ------------
  Aerospace & Defense-1.19%
  Goodrich Corp.                         1,665         63,237
  Boeing Co., The                       14,208        789,965
  General Dynamics Corp.                 3,277        254,983
  Lockheed Martin Corp.                  7,070        261,944
  Northrop Grumman Corp.                 1,394        111,659
  Raytheon Co.                           5,787        153,645
  United Technologies Corp.              7,672        562,051
                                                 ------------
                                                    2,197,484
                                                 ------------
  Agricultural Operations-0.07%
  Archer-Daniels-Midland Co.            10,339        134,407
                                                 ------------
  Airlines-0.24%
  AMR Corp. +                            2,505         90,506
  Delta Air Lines, Inc.                  2,009         88,557
  Southwest Airlines Co.                12,392        229,128
  US Airways Group, Inc. +               1,105         26,852
                                                 ------------
                                                      435,043
                                                 ------------
  Appliances-0.06%
  Maytag Corp.                           1,265         37,014
  Whirlpool Corp.                        1,083         67,688
                                                 ------------
                                                      104,702
                                                 ------------
  Automotive Parts & Equipment-0.34%
  Cooper Tire & Rubber Co.               1,216         17,267
  Cummins, Inc.                            682         26,393
  Dana Corp.                             2,454         57,276
  Delphi Automotive Systems Corp.        9,120        145,282
  Genuine Parts Co.                      2,808         88,452
  Goodyear Tire & Rubber Co., The        2,574         72,072
  Johnson Controls, Inc.                 1,411        102,255
  TRW, Inc.                              2,034         83,394
  Visteon Corp.                          2,150         39,517
                                                 ------------
                                                      631,908
                                                 ------------
  Automotive Truck Rental-0.01%
  Ryder System, Inc.                       981         19,228
                                                 ------------
  Banking-5.57%
  AmSouth Bancorporation                 6,030        111,495
  Bank of America Corp.                 26,113      1,567,563
  Bank of New York Company, Inc., The   11,983        575,184
  Bank One Corp.                        18,980        679,484
  Charter One Financial, Inc.            3,371        107,535

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Banking-Continued
  Comerica, Inc.                         2,895   $    166,752
  Fifth Third Bancorp                    9,377        563,089
  First Union Corp.                     16,002        559,110
  FleetBoston Financial Corp.           17,645        696,095
  Golden West Financial Corp.            2,588        166,253
  Huntington Bancshares, Inc.            4,055         66,299
  J.P. Morgan Chase & Co.               32,337      1,442,230
  KeyCorp                                6,954        181,152
  Northern Trust Corp.                   3,622        226,375
  Southtrust Corp.                       5,507        143,182
  State Street Corp.                     5,304        262,495
  SunTrust Banks, Inc.                   4,756        308,094
  U.S. Bancorp                          31,035        707,288
  Union Planters Corp.                   2,237         97,533
  Wachovia Corp.                         3,423        243,546
  Wells Fargo & Co.                     27,930      1,296,790
  Zions Bancorporation                   1,203         70,977
                                                 ------------
                                                   10,238,521
                                                 ------------
  Beverages-2.06%
  Adolph Coors Co., Class B                599         30,058
  Anheuser-Busch Companies, Inc.        14,617        602,220
  Brown-Forman Corp., Class B            1,114         71,229
  Coca-Cola Co., The                    40,510      1,822,950
  Coca-Cola Enterprises, Inc.            6,820        111,507
  Pepsi Bottling Group, Inc., The        2,340         93,834
  PepsiCo, Inc.                         23,849      1,054,126
                                                 ------------
                                                    3,785,924
                                                 ------------
  Broadcasting-0.77%
  Clear Channel Communications, Inc. +   9,566        599,788
  Comcast Corp. +                       15,395        668,143
  Univision Communications, Inc. +       3,398        145,366
                                                 ------------
                                                    1,413,297
                                                 ------------
  Building Construction-0.05 %
  Centex Corp.                             960         39,120
  KB HOME                                  699         21,089
  Pulte Corp.                              669         28,519
                                                 ------------
                                                       88,728
                                                 ------------
  Building Materials-0.06 %
  Louisiana-Pacific Corp.                1,750         20,528
  Vulcan Materials Co.                   1,641         88,204
                                                 ------------
                                                      108,732
                                                 ------------
  Chemicals-1.20%
  Air Products & Chemicals, Inc.         3,729        170,602
  Ashland, Inc.                          1,158         46,436
  Dow Chemical Co., The                 14,621        486,148
  E.I. du Pont de Nemours & Co.         16,990        819,598

                       See notes to financial statements.
                                                                              65

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Chemicals-Continued
  Eastman Chemical Co.                   1,261   $     60,061
  Ecolab, Inc.                           2,074         84,972
  Engelhard Corp.                        2,125         54,804
  Great Lakes Chemical Corp.               821         25,328
  Hercules, Inc.                         1,729         19,538
  PPG Industries, Inc.                   2,737        143,884
  Praxair, Inc.                          2,597        122,059
  Rohm & Haas Co.                        3,588        118,045
  Sigma-Aldrich Corp.                    1,235         47,696
                                                 ------------
                                                    2,199,171
                                                 ------------
  Commercial Services-0.62%
  Cendant Corp. +                       13,877        270,602
  Cintas Corp.                           2,748        127,095
  Concord EFS, Inc. +                    3,853        200,395
  Convergys Corp. +                      2,768         83,732
  McDermott International, Inc.            963         11,219
  Moody's Corp.                          2,569         86,062
  Paychex, Inc.                          6,084        243,360
  Quintiles Transnational Corp. +        1,901         48,000
  W.W. Grainger, Inc.                    1,553         63,921
                                                 ------------
                                                    1,134,386
                                                 ------------
  Computer Equipment & Services-4.91%
  Apple Computer, Inc. +                 5,661        131,618
  Automatic Data Processing, Inc.       10,163        505,101
  Compaq Computer Corp.                 27,553        426,796
  Computer Sciences Corp. +              2,754         95,288
  Comverse Technology, Inc. +            2,788        160,645
  Dell Computer Corp. +                 42,365      1,107,845
  Electronic Data Systems Corp.          7,630        476,875
  EMC Corp. +                           35,946      1,044,231
  First Data Corp.                       6,383        410,108
  Fiserv, Inc. +                         2,024        129,496
  Gateway, Inc. +                        5,293         87,070
  Hewlett-Packard Co.                   31,646        905,076
  International Business Machines Corp. 28,302      3,198,126
  Lexmark International, Inc. +          2,094        140,822
  Palm, Inc. +                           9,243         56,105
  Parametric Technology Corp. +          4,348         60,829
  Symbol Technologies, Inc.              3,686         81,829
                                                 ------------
                                                    9,017,860
                                                 ------------
  Computer Information & Technology-0.08%
  NCR Corp. +                            1,578         74,166
  Unisys Corp. +                         5,104         75,080
                                                 ------------
                                                      149,246
                                                 ------------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Network-1.27%
  Cabletron Systems, Inc. +              3,026   $     69,144
  Cisco Systems, Inc. +[sec]           119,215      2,169,713
  Network Appliance, Inc. +              5,249         71,911
  Novell, Inc. +                         5,166         29,395
                                                 ------------
                                                    2,340,163
                                                 ------------
  Computer Software - Mainframe-1.05%
  BMC Software, Inc. +                   3,978         89,664
  BroadVision, Inc. +                    4,392         21,960
  Compuware Corp. +                      5,982         83,688
  Oracle Corp. +                        91,438      1,737,322
                                                 ------------
                                                    1,932,634
                                                 ------------
  Computer Software - Mini & Micro-4.96%
  Adobe Systems, Inc.                    3,896        183,112
  Autodesk, Inc.                           874         32,600
  Citrix Systems, Inc. +                 3,026        105,607
  Computer Associates International,
   Inc.                                  9,417        339,012
  Intuit, Inc. +                         3,398        135,886
  Mercury Interactive Corp. +            1,346         80,625
  Microsoft Corp. +                     87,662      6,399,326
  PeopleSoft, Inc. +                     4,783        235,467
  Siebel Systems, Inc. +                 7,375        345,888
  Sun Microsystems, Inc. +              53,047        833,899
  VERITAS Software Corp. +               6,478        430,981
                                                 ------------
                                                    9,122,403
                                                 ------------
  Consulting Services-0.01%
  Sapient Corp. +                        2,037         19,861
                                                 ------------
  Cosmetics & Personal Care-0.97%
  Alberto-Culver Co., Class B              923         38,803
  Avon Products, Inc.                    3,874        179,289
  Colgate-Palmolive Co.                  9,143        539,346
  Gillette Co., The                     17,174        497,874
  International Flavors & Fragrances,
    Inc.                                 1,573         39,529
  Kimberly-Clark Corp.                   8,668        484,541
                                                 ------------
                                                    1,779,382
                                                 ------------
  Diversified Operations-4.61%
  FMC Corp. +                              502         34,417
  Fortune Brands, Inc.                   2,484         95,286
  General Electric Co.[sec]            161,816      7,888,521
  Honeywell International, Inc.         13,177        461,063
                                                 ------------
                                                    8,479,287
                                                 ------------
  Electrical Equipment-0.32%
  American Power Conversion Corp. +      3,203         50,447
  Emerson Electric Co.                   6,982        422,411
  PerkinElmer, Inc.                      1,648         45,369
  Thermo Electron Corp. +                2,942         64,783
                                                 ------------
                                                      583,010
                                                 ------------

                       See notes to financial statements.
66

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Electronic Components-0.61%
  Jabil Circuit, Inc. +                  3,111   $     96,005
  Linear Technology Corp.                5,175        228,839
  Maxim Integrated Products, Inc. +      5,352        236,612
  Sanmina Corp. +                        5,212        122,013
  Solectron Corp. +                     10,641        194,730
  Thomas & Betts Corp.                     956         21,099
  Xilinx, Inc. +                         5,401        222,737
                                                 ------------
                                                    1,122,035
                                                 ------------
  Electronics-0.25%
  Agilent Technologies, Inc. +           7,464        242,580
  Molex, Inc.                            3,189        116,494
  Teradyne, Inc. +                       2,859         94,633
                                                 ------------
                                                      453,707
                                                 ------------
  Electronics - Semiconductors-3.87%
  Advanced Micro Devices, Inc. +         5,576        161,035
  Altera Corp. +                         6,303        182,787
  Analog Devices, Inc.                   5,881        254,353
  Applied Materials, Inc. +             13,243        650,231
  Applied Micro Circuits Corp. +         4,880         83,936
  Conexant Systems, Inc. +               3,970         35,532
  Intel Corp.                          109,543      3,204,133
  KLA-Tencor Corp. +                     3,020        176,579
  LSI Logic Corp. +                      5,847        109,924
  Micron Technology, Inc. +              9,702        398,752
  Motorola, Inc.                        35,774        592,417
  National Semiconductor Corp. +         2,844         82,817
  Novellus Systems, Inc. +               2,322        131,866
  QLogic Corp. +                         1,495         96,353
  Texas Instruments, Inc.               28,272        890,568
  Vitesse Semiconductor Corp. +          2,981         62,720
                                                 ------------
                                                    7,114,003
                                                 ------------
  Engineering & Construction-0.03%
  Fluor Corp.                            1,291         58,289
                                                 ------------
  Entertainment & Leisure-0.22%
  Brunswick Corp.                        1,453         34,916
  Carnival Corp.                         9,542        292,939
  Harrah's Entertainment, Inc. +         1,917         67,670
                                                 ------------
                                                      395,525
                                                 ------------
  Environmental Controls-0.20%
  Allied Waste Industries, Inc. +        3,236         60,448
  Waste Management, Inc.                10,189        314,025
                                                 ------------
                                                      374,473
                                                 ------------

  COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Financial Services-6.96%
  Ambac Financial Group, Inc.            1,709   $     99,464
  American Express Co.                  21,549        836,101
  BB&T Corp.                             6,629        243,284
  Bear Stearns Companies, Inc., The      1,713        101,016
  Capital One Financial Corp.            3,396        203,760
  Charles Schwab Corp., The             22,585        345,551
  Citigroup, Inc.                       81,912      4,328,230
  Countrywide Credit Industries, Inc.    1,929         88,503
  Deluxe Corp.                           1,147         33,148
  Equifax, Inc.                          2,308         84,657
  Franklin Resources, Inc.               4,313        197,406
  H&R Block, Inc.                        1,484         95,792
  Household International, Inc.          7,559        504,185
  John Hancock Financial Services, Inc.  5,010        201,703
  Lehman Brothers Holdings, Inc.         4,015        312,166
  MBIA, Inc.                             2,413        134,356
  MBNA Corp.                            13,877        457,247
  Mellon Financial Corp.                 7,770        357,420
  Merrill Lynch & Co., Inc.             13,673        810,125
  MGIC Investment Corp.                  1,734        125,958
  Morgan Stanley Dean Witter & Co.      18,123      1,164,040
  National City Corp.                    9,787        301,244
  PNC Financial Services Group           4,707        309,674
  Providian Financial Corp.              4,649        275,221
  Regions Financial Corp.                3,704        118,528
  Stilwell Financial, Inc.               3,571        119,843
  Synovus Financial Corp.                4,725        148,271
  T. Rowe Price Group, Inc.              2,002         74,855
  USA Education, Inc.                    2,659        194,107
  Washington Mutual, Inc.               14,296        536,815
                                                 ------------
                                                   12,802,670
                                                 ------------
  Food Products-0.95%
  Campbell Soup Co.                      6,646        171,135
  General Mills, Inc.                    4,621        202,307
  H.J. Heinz Co.                         5,684        232,419
  Hershey Foods Corp.                    2,217        136,811
  Kellogg Co.                            6,642        192,618
  Quaker Oats Co., The                   2,160        197,100
  Ralston Purina Group                   5,035        151,151
  Sara Lee Corp.                        12,835        243,095
  SUPERVALU, Inc.                        2,156         37,838
  Wm. Wrigley Jr. Co.                    3,693        173,017
                                                 ------------
                                                    1,737,491
                                                 ------------

                       See notes to financial statements.
                                                                              67

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Food Service & Restaurants-0.68%
  ConAgra Foods, Inc.                    8,759   $    173,516
  Darden Restaurants, Inc.               1,951         54,433
  McDonald's Corp.                      21,065        570,019
  SYSCO Corp.                           10,956        297,455
  Tricon Global Restaurants, Inc. +      2,401        105,404
  Wendy's International, Inc.            1,845         47,121
                                                 ------------
                                                    1,247,948
                                                 ------------
  Forest Products & Paper- 0.47%
  Boise Cascade Corp.                      915         32,181
  Georgia-Pacific Group                  3,699        125,211
  International Paper Co.                7,859        280,566
  Mead Corp., The                        1,631         44,265
  Potlatch Corp.                           476         16,379
  Temple-Inland, Inc.                      800         42,632
  Westvaco Corp.                         1,665         40,443
  Weyerhaeuser Co.                       3,508        192,835
  Willamette Industries, Inc.            1,790         88,605
                                                 ------------
                                                      863,117
                                                 ------------
  Government Agency-1.18%
  Fannie Mae                            16,288      1,386,923
  Freddie Mac                           11,285        789,950
                                                 ------------
                                                    2,176,873
                                                 ------------
  Healthcare-1.14%
  Bausch & Lomb, Inc.                      879         31,855
  Cardinal Health, Inc.                  7,258        500,802
  HCA - The Healthcare Co.               8,756        395,684
  HEALTHSOUTH Corp. +                    6,298        100,579
  Humana, Inc. +                         2,754         27,127
  IMS Health, Inc.                       4,795        136,658
  Manor Care, Inc. +                     1,675         53,181
  McKesson HBOC, Inc.                    4,632        171,940
  Tenet Healthcare Corp. +               5,282        272,498
  UnitedHealth Group, Inc.               5,167        319,062
  WellPoint Health Networks, Inc. +      1,018         95,936
                                                 ------------
                                                    2,105,322
                                                 ------------
  Holding Companies-0.11%
  Loews Corp.                            3,207        206,627
                                                 ------------
  Home Furnishings-0.20%
  Leggett & Platt, Inc.                  3,193         70,342
  Masco Corp.                            7,493        187,025
  Newell Rubbermaid, Inc.                4,366        109,587
                                                 ------------
                                                      366,954
                                                 ------------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Household Products-1.11%
  Clorox Co., The                        3,860   $    130,661
  Proctor & Gamble Co., The             21,096      1,345,925
  Unilever, NV                           9,309        554,537
                                                 ------------
                                                    2,031,123
                                                 ------------
  Human Resources-0.04%
  Robert Half International, Inc. +      2,877         71,609
                                                 ------------
  Insurance-3.95%
  Aetna, Inc. +                          2,346         60,691
  AFLAC, Inc.                            8,568        269,806
  Allstate Corp., The                   11,797        518,950
  American General Corp.                 8,132        377,731
  American International Group, Inc.    37,967      3,265,162
  Aon Corp.                              4,270        149,450
  Chubb Corp., The                       2,857        221,218
  CIGNA Corp.                            2,438        233,609
  Cincinnati Financial Corp.             2,633        104,004
  Conseco, Inc.                          5,505         75,143
  Hartford Financial Services Group,
    Inc., The                            3,861        264,092
  Jefferson-Pilot Corp.                  2,481        119,882
  Lincoln National Corp.                 3,055        158,096
  Marsh & McLennan Companies, Inc.       4,488        453,288
  MetLife, Inc.                         12,206        378,142
  Progressive Corp., The                 1,200        162,228
  SAFECO Corp.                           2,063         60,859
  St. Paul Companies, Inc., The          3,495        177,162
  Torchmark Corp.                        2,061         82,873
  UnumProvident Corp.                    3,945        126,713
                                                 ------------
                                                    7,259,099
                                                 ------------
  Internet Services-2.18%
  AOL Time Warner, Inc. +               72,168      3,824,904
  Yahoo!, Inc. +                         9,233        184,568
                                                 ------------
                                                    4,009,472
                                                 ------------
  Lodging-0.21%
  Hilton Hotels Corp.                    6,082         70,551
  Marriott International, Inc.           3,971        187,987
  Starwood Hotels & Resorts Worldwide,
   Inc.                                  3,240        120,787
                                                 ------------
                                                      379,325
                                                 ------------
  Machinery-0.36%
  Black & Decker Corp., The              1,321         52,127
  Caterpillar, Inc.                      5,594        279,980
  Deere & Co.                            3,837        145,230
  Ingersoll-Rand Co.                     2,619        107,903
  Snap-on, Inc.                            957         23,121
  Stanley Works, The                     1,392         58,283
                                                 ------------
                                                      666,644
                                                 ------------

                       See notes to financial statements.
68

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Manufacturing-2.15%
  Cooper Industries, Inc.                1,521   $     60,216
  Corning, Inc.                         15,154        253,223
  Crane Co.                              1,003         31,093
  Danaher Corp.                          2,308        129,248
  Dover Corp.                            3,313        124,734
  Eaton Corp.                            1,118         78,372
  Illinois Tool Works, Inc.              4,953        313,525
  ITT Industries, Inc.                   1,447         64,030
  Millipore Corp.                          763         47,291
  Minnesota Mining & Manufacturing Co.   6,446        735,489
  National Service Industries, Inc.        660         14,896
  Pall Corp.                             1,981         46,613
  Parker-Hannifin Corp.                  1,901         80,678
  Rockwell International Corp.           2,996        114,208
  Textron, Inc.                          2,294        126,262
  Timken Co., The                          952         16,127
  Tyco International, Ltd.              31,541      1,718,985
                                                 ------------
                                                    3,954,990
                                                 ------------
  Medical - Biotechnology-1.25%
  Amgen, Inc. +                         17,005      1,031,863
  Biogen, Inc. +                         2,419        131,497
  Chiron Corp. +                         3,096        157,896
  Pharmacia Corp.                       21,193        973,818
                                                 ------------
                                                    2,295,074
                                                 ------------
  Medical Products-2.57%
  Baxter International, Inc.             9,645        472,605
  Becton, Dickinson and Co.              4,194        150,103
  Biomet, Inc.                           2,910        139,855
  Boston Scientific Corp. +              6,538        111,146
  C. R. Bard, Inc.                         837         47,667
  Guidant Corp. +                        5,000        180,000
  Johnson & Johnson                     49,326      2,466,307
  Medtronic, Inc.                       19,688        905,845
  St. Jude Medical, Inc. +               1,390         83,400
  Stryker Corp.                          3,195        175,246
                                                 ------------
                                                    4,732,174
                                                 ------------
  Medical Supplies-0.05%
  Applera Corporation -
    Applied Biosystems Group             3,436         91,913
                                                 ------------
  Mining & Metals - Ferrous &
       Nonferrous-0.55%
  Alcan Aluminium, Ltd.                  5,192        218,168
  Alcoa, Inc.                           14,057        553,846
  Allegheny Technologies, Inc.           1,322         23,915

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Mining & Metals - Ferrous &
       Nonferrous-Continued
  Inco, Ltd. +                           2,999   $     51,763
  Nucor Corp.                            1,274         62,286
  Phelps Dodge Corp.                     1,284         53,286
  USX - U.S. Steel Group                 1,429         28,794
  Worthington Industries, Inc.           1,431         19,462
                                                 ------------
                                                    1,011,520
                                                 ------------
  Mining & Metals - Precious-0.15%
  Barrick Gold Corp.                     6,425         97,339
  Freeport-McMoRan Copper & Gold, Inc. + 2,377         26,266
  Homestake Mining Co.                   4,320         33,480
  Newmont Mining Corp.                   3,144         58,510
  Placer Dome, Inc.                      5,361         52,538
                                                 ------------
                                                      268,133
                                                 ------------
  Motor Vehicle Manufacturing-0.89%
  Ford Motor Co.                        29,801        731,612
  General Motors Corp.                   8,940        575,289
  Harley-Davidson, Inc.                  4,926        231,916
  Navistar International Corp. +           978         27,511
  PACCAR, Inc.                           1,238         63,658
                                                 ------------
                                                    1,629,986
                                                 ------------
  Multimedia-1.62%
  Gannett Co., Inc.                      4,300        283,370
  McGraw-Hill Companies, Inc., The       3,184        210,622
  Viacom, Inc., Class B +               28,999      1,500,698
  Walt Disney Co., The                  34,042        983,473
                                                 ------------
                                                    2,978,163
                                                 ------------
  Office Equipment-0.22%
  Avery Dennison Corp.                   1,795         91,635
  Pitney Bowes, Inc.                     4,018        169,238
  Tektronix, Inc. +                      1,551         42,110
  Xerox Corp.                           11,311        108,246
                                                 ------------
                                                      411,229
                                                 ------------
  Oil & Gas - Distribution &
       Marketing-0.73%
  Burlington Resources, Inc.             3,441        137,468
  Enron Corp.                           12,148        595,252
  Kinder Morgan, Inc.                    1,863         93,616
  NICOR, Inc.                              737         28,728
  ONEOK, Inc.                              958         18,873
  Sempra Energy                          3,350         91,589
  Tosco Corp.                            2,513        110,698
  Williams Companies, Inc., The          7,905        260,470
                                                 ------------
                                                    1,336,694
                                                 ------------

                       See notes to financial statements.
                                                                              69

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Oil & Gas - Integrated-5.21%
  Amerada Hess Corp.                     1,449   $    117,079
  Chevron Corp.                         10,450        945,725
  Conoco, Inc., Class B                 10,190        294,491
  Exxon Mobil Corp.                     56,191      4,908,284
  Nabors Industries, Inc. +              2,402         89,354
  Occidental Petroleum Corp.             6,034        160,444
  Phillips Petroleum Co.                 4,169        237,633
  Royal Dutch Petroleum Co., ADR        34,926      2,035,138
  Sunoco, Inc.                           1,378         50,476
  Texaco, Inc.                           8,970        597,402
  USX - Marathon Group                   5,027        148,347
                                                 ------------
                                                    9,584,373
                                                 ------------
  Oil & Gas Producers- 0.66%
  Anadarko Petroleum Corp.               4,079        220,388
  Apache Corp.                           2,039        103,479
  Devon Energy Corp.                     2,104        110,460
  El Paso Corp.                          8,298        435,977
  EOG Resources, Inc.                    1,908         67,829
  Kerr-McGee Corp.                       1,534        101,658
  Rowan Companies, Inc. +                1,555         34,366
  Unocal Corp.                           3,962        135,302
                                                 ------------
                                                    1,209,459
                                                 ------------
  Oil & Gas Services & Equipment-0.79%
  Baker Hughes, Inc.                     5,462        182,977
  Dynegy, Inc.                           5,306        246,729
  Halliburton Co.                        6,992        248,915
  Noble Drilling Corp. +                 2,195         71,886
  Schlumberger, Ltd.                     9,335        491,488
  Transocean Sedco Forex, Inc.           5,182        213,758
                                                 ------------
                                                    1,455,753
                                                 ------------
  Packaging & Containers-0.09%
  Ball Corp.                               447         21,259
  Bemis Co., Inc.                          879         35,309
  Pactiv Corp. +                         2,581         34,585
  Sealed Air Corp. +                     1,376         51,256
  Tupperware Corp.                         955         22,376
                                                 ------------
                                                      164,785
                                                 ------------
  Pharmaceutical-7.43%
  Abbott Laboratories                   25,233      1,211,436
  Allergan, Inc.                         2,141        183,056
  American Home Products Corp.          21,399      1,250,558
  Bristol-Myers Squibb Co.              31,652      1,655,400
  Eli Lilly & Co.                       18,306      1,354,644
  Forest Laboratories, Inc. +            2,873        203,983
  King Pharmaceuticals, Inc. +           2,788        149,855

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Pharmaceutical-Continued
  MedImmune, Inc. +                      3,471   $    163,831
  Merck & Co., Inc.                     37,349      2,386,975
  Pfizer, Inc.                         102,831      4,118,382
  Schering-Plough Corp.                 23,832        863,672
  Watson Pharmaceuticals, Inc. +         1,727        106,452
                                                 ------------
                                                   13,648,244
                                                 ------------
  Photo Equipment-0.12%
  Eastman Kodak Co.                      4,722        220,423
                                                 ------------
  Publishing & Printing-0.30%
  American Greetings Corp., Class A      1,065         11,715
  Dow Jones & Co., Inc.                  1,406         83,952
  Knight-Ridder, Inc.                    1,197         70,982
  Meredith Corp.                           805         28,827
  New York Times Co., The                2,590        108,780
  R. R. Donnelley & Sons Co.             1,908         56,668
  Tribune Co.                            4,855        194,249
                                                 ------------
                                                      555,173
                                                 ------------
  Railroad-0.18%
  Burlington Northern Sante Fe Corp.     6,402        193,148
  Norfolk Southern Corp.                 6,278        129,955
                                                 ------------
                                                      323,103
                                                 ------------
  Retail Stores-6.22%
  Albertson's, Inc.                      6,591        197,664
  AutoZone, Inc. +                       1,824         68,400
  Bed Bath & Beyond, Inc. +              4,675        145,860
  Best Buy Company, Inc. +               3,398        215,841
  Big Lots, Inc. +                       1,800         24,624
  Circuit City Stores-Circuit City Group 3,352         60,336
  Costco Wholesale Corp. +               7,315        300,500
  CVS Corp.                              6,407        247,310
  Dillards, Inc.                         1,383         21,118
  Dollar General Corp.                   5,394        105,183
  Federated Department Stores, Inc. +    3,216        136,680
  Gap, Inc., The                        13,995        405,855
  Home Depot, Inc., The                 38,013      1,769,505
  J.C. Penney Company, Inc.              4,305        113,480
  Kmart Corp. +                          7,970         91,416
  Kohl's Corp. +                         5,426        340,373
  Kroger Co., The +                     13,203        330,075
  Limited, Inc., The                     6,949        114,797
  Longs Drug Stores Corp.                  601         12,952
  Lowe's Companies, Inc.                 6,250        453,438
  May Department Stores Co., The         4,851        166,195
  Nordstrom, Inc.                        2,145         39,790
  Office Depot, Inc. +                   4,868         50,530

                       See notes to financial statements.

70

JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Retail Stores-Continued
  RadioShack Corp.                       3,030   $     92,415
  Safeway, Inc. +                        8,232        395,136
  Sears, Roebuck & Co.                   5,351        226,401
  Sherwin-Williams Co., The              2,554         56,699
  Staples, Inc. +                        7,389        118,150
  Starbucks Corp. +                      6,148        141,404
  Target Corp.                          14,623        505,956
  Tiffany & Co.                          2,374         85,986
  TJX Companies, Inc., The               4,548        144,945
  Toys "R" Us, Inc. +                    3,230         79,943
  Walgreen Co.                          16,581        566,241
  Wal-Mart Stores, Inc.                 72,819      3,553,567
  Winn-Dixie Stores, Inc.                2,299         60,073
                                                 ------------
                                                   11,438,838
                                                 ------------
  Telecommunications - Equipment &
       Services-1.37%
  ADC Telecommunications, Inc. +        12,632         83,371
  Andrew Corp. +                         1,337         24,668
  Avaya, Inc. +                          4,581         62,760
  Broadcom Corp. +                       4,231        180,918
  Global Crossing, Ltd. +               14,493        125,220
  JDS Uniphase Corp. +                  21,437        273,322
  Lucent Technologies, Inc.             55,533        344,305
  Nortel Networks Corp.                 51,899        471,762
  QUALCOMM, Inc. +                      12,334        721,292
  Scientific-Atlanta, Inc.               2,653        107,712
  Tellabs, Inc. +                        6,667        129,206
                                                 ------------
                                                    2,524,536
                                                 ------------
  Telecommunications - Integrated-3.71%
  ALLTEL Corp.                           5,104        312,671
  AT&T Corp.                            56,197      1,236,334
  Citizens Communications Co. +          4,648         55,915
  SBC Communications, Inc.              54,860      2,197,692
  Verizon Communications, Inc.          44,053      2,356,836
  WorldCom, Inc. - WorldCom Group +     47,016        667,627
                                                 ------------
                                                    6,827,075
                                                 ------------
  Telecommunications - Wireless-0.32%
  Nextel Communications, Inc. +         12,491        218,593
  Sprint Corp. - PCS Group +            15,168        366,307
                                                 ------------
                                                      584,900
                                                 ------------
  Telecommunications - Wireline-1.34%
  BellSouth Corp.                       30,527      1,229,322
  CenturyTel, Inc.                       2,294         69,508
  Qwest Communications International,
    Inc.                                27,046        861,956
  Sprint Corp. - Fon Group              14,416        307,926
                                                 ------------
                                                    2,468,712
                                                 ------------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Textiles & Apparel- 0.18%
  Liz Claiborne, Inc.                      837   $     42,227
  Nike, Inc., Class B                    4,403        184,882
  Reebok International, Ltd. +             944         30,161
  V.F. Corp.                             1,821         66,248
                                                 ------------
                                                      323,518
                                                 ------------
  Tobacco-1.03%
  Philip Morris Companies, Inc.         35,828      1,818,271
  UST, Inc.                              2,638         76,133
                                                 ------------
                                                    1,894,404
                                                 ------------
  Toys-0.09%
  Hasbro, Inc.                           2,772         40,055
  Mattel, Inc.                           6,969        131,853
                                                 ------------
                                                      171,908
                                                 ------------
  Transportation-0.30%
  CSX Corp.                              3,481        126,151
  FedEx Corp. +                          5,001        201,040
  Union Pacific Corp.                    4,045        222,111
                                                 ------------
                                                      549,302
                                                 ------------
  Travel Services-0.06%
  Sabre Holdings Corp. +                 2,150        107,500
                                                 ------------
  Utilities - Electric & Gas-2.70%
  AES Corp., The +                       8,683        373,803
  Allegheny Energy, Inc.                 2,036         98,237
  Ameren Corp.                           2,243         95,776
  American Electric Power Company, Inc.  5,266        243,131
  Calpine Corp. +                        4,873        184,199
  Cinergy Corp.                          2,592         90,590
  CMS Energy Corp.                       2,132         59,376
  Consolidated Edison, Inc.              3,471        138,146
  Constellation Energy Group             2,661        113,359
  CP&L, Inc.                             3,351        150,527
  Dominion Resources, Inc.               4,034        242,564
  DTE Energy Co.                         2,679        124,413
  Duke Energy Corp.                     12,570        490,356
  Edison International                   5,311         59,218
  Entergy Corp.                          3,594        137,974
  Exelon Corp.                           5,217        334,514
  FirstEnergy Corp.                      3,680        118,349
  FPL Group, Inc.                        2,860        172,201
  GPU, Inc.                              1,949         68,507
  KeySpan Corp.                          2,232         81,423
  Mirant Corp. +                         5,535        190,404
  Niagara Mohawk Holdings, Inc. +        2,639         46,684
  NiSource, Inc.                         3,368         92,047
  Peoples Energy Corp.                     565         22,713

                       See notes to financial statements.
                                                                              71

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             S&P 500 INDEX PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Utilities - Electric & Gas-Continued
  PG&E Corp.                             6,347   $     71,086
  Pinnacle West Capital Corp.            1,368         64,843
  Power-One, Inc. +                      1,276         21,233
  PPL Corp.                              2,381        130,955
  Public Service Enterprise Group, Inc.  3,388        165,673
  Reliant Energy, Inc.                   4,836        155,768
  Southern Co., The                     11,154        259,331
  TXU Corp.                              4,185        201,675
  Xcel Energy, Inc.                      5,558        158,125
                                                 ------------
                                                    4,957,200
                                                 ------------
    TOTAL COMMON STOCK
    (Cost $207,443,874)                           179,618,662
                                                 ------------

    SHORT-TERM OBLIGATIONS 0.16%

  Company                      Principal Value   Market Value
-------------------------------------------------------------

  U.S. Treasury Bills, Bonds,
      and Notes-0.16%
  U.S. Treasury Bill, 4.120%,
    due 09/27/01[sec]                $ 300,000   $    297,419
                                                 ------------
    TOTAL SHORT-TERM OBLIGATIONS
    (Cost $297,458)                                   297,419
                                                 ------------
    TOTAL INVESTMENTS
    (Cost $207,741,332)                 97.88%    179,916,081
  Other assets, less liabilities         2.12       3,896,693
                                       -------   ------------

    TOTAL NET ASSETS                   100.00%   $183,812,774
                                       =======   ============

+     Non-income producing security.

[sec] Security or a portion of the security pledged to cover the margin and collateral requirements for futures contracts (Note B). At the end of the period, the aggregate market value of the securities pledged was $1,985,053.

                       See notes to financial statements.
72

JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

"There's nothing like the Fed's pumping money into the system to raise the animal spirits of equity investors."

                                  --Dalton, Greiner, Hartman, Maher and Company,
                                                             Portfolio Manager--


               INCEPTION DATE
                May 1, 2001

-------------------------------------------

                FUND MANAGER
Dalton, Greiner, Hartman, Maher and Company

-------------------------------------------

     INVESTMENT OBJECTIVE AND STRATEGY
 To achieve long-term capital appreciation
  by investing primarily in common stocks
          of small-cap companies.

-------------------------------------------

         NET ASSETS AS OF 06/30/01
                 $6,056,146

-------------------------------------------

             NUMBER OF HOLDINGS
                     67

-------------------------------------------

             PORTFOLIO TURNOVER
                   5.36%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

 Financial Highlights

     Schedule of
Portfolio Investments

---------------------

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

[pie chart]
Common Stock-93.79%
Cash-6.21%


     Smallcaps remained the sweet spot of the market during the second quarter. Continuing the pattern of the past four quarters, smallcaps outperformed largecaps. However, we did see a style reversal in the second quarter: after four quarters of negative performance, smallcap growth outpaced value. Since the inception of the JPVF Small-Cap Value Portfolio on May 1st, the Portfolio has outperformed the Russell 2000 Value Index by nearly 200 bps. As is typical with DGHM's style of investing all the outperformance was due to successful stock picking.

     Three sectors made significant contributions to your performance. Consumer cyclicals appreciated over 15%, capital goods appreciated over 14% and miscellaneous financials appreciated nearly 17%. Energy, on the other hand, detracted from performance, as this group declined nearly 6% since May 1st. Even after a year of significant outperformance by smallcap stocks over their larger brethren, we continue to believe that the smallcap sector has a long way to go. The cheapness of the group is also reflected in the many attractive investment opportunities that we continue to find.

     There's nothing like the Fed's pumping money into the system to raise the animal spirits of equity investors. The majority of stocks have benefited from this liquidity surge and are up over the past 16 months. Moreover, the market has broadened substantially during this year's first half.

     But this market is by no means a no-brainer. Negative earnings revisions are at record levels, and the odds of waking up on any given day with a disaster in one's very carefully constructed portfolio

------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

AMETEK, Inc.               2.29%
Banknorth Group, Inc.      2.26%
R.H. Donnelley Corp.       2.14%
Colonial Bancgroup, Inc.   2.11%
Houston Exploration
  Co., The                 2.04%
Perot Systems Corp.        2.04%
Local Financial Corp.      2.00%
El Paso Electric Co.       1.98%
Banta Corp.                1.96%
Sierra Pacific Resources   1.91%

------------------------------------
                         PERCENT OF
TOP TEN INDUSTRIES       PORTFOLIO++
------------------------------------

Banking                    6.69%
Manufacturing              6.03%
Electronics                5.13%
RealEstate                 5.04%
Utilities - Electric & Gas 3.89%
Transportation             3.73%
Healthcare                 3.61%
Chemicals                  3.59%
Automotive Parts &
  Equipment                3.49%
Oil & Gas Producers        3.43%

++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

are uncomfortably high.

     The economy remains weak in our view and earnings estimates are too high. Analysts, in the aggregate, are expecting a 7% drop in profits in the third quarter, and we think it could be twice that. Moreover, they are projecting up earnings in the fourth quarter, and our best guess is that they'll be down again. The critical unanswered question revolves around consumer behavior. If consumer spending remains steady despite continued deterioration of employment prospects, the economy should pull out of its slowdown by the fourth quarter. But if consumer confidence should falter, a recovery would be much further off.

     So, where does this leave us. The monetary backdrop is favorable, valuations of all but the very largest companies are reasonable and earnings stink. In other words, it's a mixed bag, and we see few major sector or industry themes to overweight. But we do see opportunities in individual stocks. There are many fine companies with excellent long-term prospects, selling at or near the bottom of their historical valuation ranges, but whose current earnings are under pressure because of the lousy economy. This is the prototype of an environment where we think we can add some value. Overall, the Portfolio has a modest pro-cyclical bias, which we believe will outperform under the conditions we envision. The old Wall Street adage, "don't fight the Fed", certainly applies today.


           Small-Cap Value Portfolio and the Russell 2000 Value Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Small-Cap Value         Russell 2000 Value Index
5/1/01          10000                   10000
5/31/01         10300                   10159
6/29/01         10759                   10568


AVERAGE ANNUAL TOTAL RETURNS
                           RUSSELL
                            2000
               SMALL-CAP    VALUE
                 VALUE      INDEX
INCEPTION        7.59%      5.68%

Commencement of operations May 1, 2001. Past performance is not predicative of future performance.

This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the" Portfolio") at its inception with similar investments in the Russell 2000 Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Russell 2000 Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                                        (Unaudited)
                                                        Period from
                                                        May 1, 2001
                                                          through
                                                     June 30, 2001 (A)
  Net asset value, beginning of period                   $   10.00

  Income From Investment Operations
   Net investment loss                                       (0.01)
   Net gains and losses on securities
     (both realized and unrealized)                           0.77
                                                         ---------

   Total from investment operations                           0.76

  Less Distributions to Shareholders
   Dividends from net investment income
   Dividends in excess of net
     investment income
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                                         ---------

   Total distributions                                        0.00

  Net asset value, end of period                         $   10.76
                                                         =========

  Total Return (B)                                            7.59%

  Ratios to Average Net Assets: (C)
   Expenses                                                   1.69%
   Net investment income                                     (0.42%)

  Portfolio Turnover Rate                                     5.36%

  Net Assets, At End of Period                           $6,056,146


(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(C) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--94.88%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Advertising-2.17%
  R.H. Donnelley Corp. +                 4,100     $  131,200
                                                   ----------
  Aerospace & Defense-1.87%
  Esterline Technologies Corp. +         5,200        113,100
                                                   ----------
  Automotive Parts & Equipment-3.53%
  BorgWarner, Inc.                       2,200        109,164
  CLARCOR, Inc.                          3,900        104,715
                                                   ----------
                                                      213,879
                                                   ----------
  Banking-6.76%
  Banknorth Group, Inc.                  6,100        138,165
  Colonial BancGroup, Inc.               9,000        129,420
  Local Financial Corp. +                9,500        122,550
  Staten Island Bancorp, Inc.              700         19,495
                                                   ----------
                                                      409,630
                                                   ----------
  Broadcasting-1.66%
  Mediacom Communications Corp. +        5,700        100,662
                                                   ----------
  Building Materials-3.13%
  NCI Building Systems, Inc. +           4,100         74,825
  Simpson Manufacturing Co., Inc. +      1,900        114,950
                                                   ----------
                                                      189,775
                                                   ----------
  Chemicals-3.64%
  Arch Chemicals, Inc.                   5,300        110,399
  H. B. Fuller Co.                       2,200        109,780
                                                   ----------
                                                      220,179
                                                   ----------
  Commercial Services-1.20%
  Plexus Corp. +                         2,200         72,600
                                                   ----------
  Computer Equipment & Services-2.06%
  Perot Systems Corp. +                  6,900        124,890
                                                   ----------
  Computer Software - Mini & Micro-0.98%
  Take-Two Interactive Software, Inc. +  3,200         59,360
                                                   ----------
  Cosmetics & Personal Care-1.45%
  Steiner Leisure, Ltd. +                4,400         88,000
                                                   ----------
  Educational Services-0.38%
  Learning Tree International, Inc. +    1,000         22,960
                                                   ----------
  Electronic Components-2.19%
  Sawtek, Inc. +                         3,100         72,943
  Technitrol, Inc.                       2,300         59,800
                                                   ----------
                                                      132,743
                                                   ----------

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Electronics-5.19%
  Actel Corp. +                            200     $    4,910
  AMETEK, Inc.                           4,600        140,530
  Artesyn Technologies, Inc. +           4,800         61,920
  EMS Technologies, Inc. +               2,800         42,700
  Littelfuse, Inc. +                     2,400         64,296
                                                   ----------
                                                      314,356
                                                   ----------
  Financial Services-2.40%
  Commerce Bancshares, Inc.              2,000         73,800
  Jefferies Group, Inc.                    100          3,240
  Tucker Anthony Sutro Corp.             3,100         68,200
                                                   ----------
                                                      145,240
                                                   ----------
  Food Products-1.61%
  Flowers Foods, Inc. +                  3,100         97,185
                                                   ----------
  Food Service & Restaurants-1.35%
  Landry's Restaurants, Inc.             4,800         81,600
                                                   ----------
  Forest Products & Paper-1.38%
  Wausau-Mosinee Paper Corp.             6,500         83,785
                                                   ----------
  Healthcare-3.65%
  Orthodontic Centers of America,
    Inc. +                               3,600        109,440
  Renal Care Group, Inc. +               3,400        111,826
                                                   ----------
                                                      221,266
                                                   ----------
  Home Furnishings-1.14%
  Oneida, Ltd.                           3,400         69,122
                                                   ----------
  Insurance-2.71%
  Delphi Financial Group, Inc.           1,800         69,300
  Reinsurance Group of America, Inc.     2,500         94,750
                                                   ----------
                                                      164,050
                                                   ----------
  Machinery-2.90%
  Briggs & Stratton Corp.                2,400        101,040
  IDEX Corp.                             2,200         74,800
                                                   ----------
                                                      175,840
                                                   ----------
  Manufacturing-6.10%
  Brady Corp.                            2,200         79,486
  Harman International Industries, Inc.  2,300         87,607
  Lancaster Colony Corp.                 3,200        105,536
  Matthews International Corp.           2,200         96,729
                                                   ----------
                                                      369,358
                                                   ----------
  Medical Products-3.28%
  Arrow International, Inc.              2,200         84,480
  Beckman Coulter, Inc.                  2,800        114,240
                                                   ----------
                                                      198,720
                                                   ----------

                       See notes to financial statements.
                                                                              77

JEFFERSON PILOT VARIABLE FUND, INC.

                            SMALL-CAP VALUE PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Medical Supplies-2.87%
  DENTSPLY International, Inc.           2,300     $  102,005
  Sybron Dental Specialties, Inc. +      3,500         71,715
                                                   ----------
                                                      173,720
                                                   ----------
  Motor Vehicle Manufacturing-2.46%
  Arctic Cat, Inc.                       4,600         66,700
  Coachmen Industries, Inc.              6,200         82,150
                                                   ----------
                                                      148,850
                                                   ----------
  Office Equipment-0.80%
  Herman Miller, Inc.                    2,000         48,400
                                                   ----------
  Oil & Gas Producers-3.48%
  Cabot Oil & Gas Corp.                  3,500         85,400
  Houston Exploration Co., The +         4,000        125,000
                                                   ----------
                                                      210,400
                                                   ----------
  Oil & Gas Services & Equipment-1.07%
  Pride International, Inc. +            3,400         64,600
                                                   ----------
  Pharmaceutical-1.30%
  Omnicare, Inc.                         3,900         78,780
                                                   ----------
  Publishing & Printing-3.19%
  Banta Corp.                            4,100        120,130
  Hollinger International, Inc.          5,300         72,875
                                                   ----------
                                                      193,005
                                                   ----------
  Real Estate-5.10%
  Mack-Cali Realty Corp.                 2,600         74,048
  Pan Pacific Retail Properties, Inc.    3,100         80,600
  Post Properties, Inc.                    200          7,570
                                                   ----------

   COMMON STOCK--continued

  Company                               Shares   Market Value
-------------------------------------------------------------
  Real Estate-Continued
  Security Capital Group, Inc.,
   Class B +                             3,200     $   68,480
  United Dominion Realty Trust, Inc.     5,500         77,825
                                                   ----------
                                                      308,523
                                                   ----------
  Retail Stores-3.11%
  Dress Barn, Inc., The +                4,300         97,825
  Payless ShoeSource, Inc. +             1,400         90,580
                                                   ----------
                                                      188,405
                                                   ----------
  Telecommunications - Equipment &
     Services-1.07%
  Plantronics, Inc. +                    2,800         64,820
                                                   ----------
  Transportation-3.77%
  Arnold Industries, Inc.                5,800        112,288
  Heartland Express, Inc. +              5,100        116,280
                                                   ----------
                                                      228,568
                                                   ----------
  Utilities - Electric & Gas-3.93%
  El Paso Electric Co. +                 7,600        121,524
  Sierra Pacific Resources               7,300        116,727
                                                   ----------
                                                      238,251
                                                   ----------
    TOTAL COMMON STOCK
    (Cost $5,346,771)                               5,745,822
                                                   ----------
    TOTAL INVESTMENTS
    (Cost $5,346,771)                   94.88%      5,745,822
  Other assets, less liabilities         5.12         310,324
                                       -------     ----------

    TOTAL NET ASSETS                   100.00%     $6,056,146
                                       =======     ==========

+Non-income producing security.

                       See notes to financial statements.
78

JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

". . .a favorable combination of lower interest rates, tax cuts and reduced energy costs should aid a recovery. This should in turn improve the market's overall tone."

                     --Scott T. Lewis and Robert E. Rescoe, Portfolio Managers--


                INCEPTION DATE
                 May 1, 1992

---------------------------------------------

                 FUND MANAGER
     Credit Suisse Asset Management, LLC

---------------------------------------------

      INVESTMENT OBJECTIVE AND STRATEGY
    To seek long-term growth of capital by
investing primarily in a wide range of equity
  issues that may offer capital appreciation
             and current income.

---------------------------------------------

          NET ASSETS AS OF 06/30/01
                 $92,816,679

---------------------------------------------

              NUMBER OF HOLDINGS
                      70

---------------------------------------------

              PORTFOLIO TURNOVER
                    20.83%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


      SCOTT T. LEWIS
     Managing Director

o Joined Credit Suisse in
  1999, formerly with
  Warburg Pincus Asset
  Management since 1986
o 17 years of investment
  experience
o M.B.A. from New York
  University's Stern School
  of Business
o B.S. from New York
  University


   ROBERT E. RESCOE, CFA
         Director

o Joined Credit Suisse in
  1999, formerly with
  Warburg Pincus Asset
  Management since 1983
o M.B.A. from University of
  Texas
o B.A. from Tulane
  University
o Chartered Financial
  Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

[pie chart]
Common Stock-93.05%
Cash-6.43%
Preferred Stock-0.52%


Overview

The U.S. stock market performed weakly in the first quarter of 2001, reflecting a good deal of uncertainty regarding the economy and corporate profits. A lackluster economy and ongoing profit warnings restrained investors' enthusiasm for stocks throughout the second quarter as well. While most major indexes posted gains in the second quarter -- bouncing off a poor first quarter -- they generally displayed negative year-to-date numbers as of June 30. As often (but not always) happens in a downdraft, value stocks outperformed pricier shares, though many value names had poor showings in absolute terms.

To be sure, there were some encouraging developments worth noting. The Federal Reserve continued its efforts to spur economic activity. The Fed aggressively lowered interest rates in the period, and left the door open to additional cuts. In addition, Congress passed the first across-the-board tax reduction since 1981, and energy costs fell rapidly from lofty levels.

Performance

The JPVF Value Portfolio has had a gain of 3.62% year-to-date, vs. a loss for the S&P 500 Index of 6.70%. Stocks that helped the Portfolio's return included certain financial services, health-care and retail names (the retail stocks we added in the first quarter had especially good showings). On the negative side, stocks that had relatively poor performance included specific pharmaceutical and communications-related holdings.

Strategy

We remained focused on our bottom-up stock selection process, striving to identify value among companies with healthy balance sheets and modest, yet sustainable, long-term earnings-growth prospects. Specific factors we examine include positive catalysts such as restructurings, management changes and/or the development of new products or services.

The Portfolio

We made few noteworthy changes to the Portfolio in the first half of 2001 in terms of sector allocation. In fact, our buying and selling activity was relatively quiet, as we continued to view the bulk of our holdings as attractive, based on their valuations and the prospects for their underlying businesses.

With regard to sector emphasis, our largest weighting remained financial-services, including banks. We intend to maintain a fairly sizable-though not aggressive-position here. While the decline in short-term interest rates

----------------------------------
                       PERCENT OF
TOP TEN EQUITIES       PORTFOLIO++
----------------------------------

American Standard
  Companies, Inc.          2.74%
Tyco International, Ltd.   2.24%
Federated Department
  Stores, Inc.             2.12%
Baxter International, Inc. 2.11%
Abbott Laboratories        2.03%
Transocean Sedco Forex,
  Inc.                     1.97%
Fannie Mae                 1.92%
Minnesota Mining
  and Manufacturing Co.    1.91%
Anheuser-Busch Cos., Inc.  1.90%
Citigroup, Inc.            1.85%

----------------------------------
                       PERCENT OF
TOP TEN INDUSTRIES     PORTFOLIO++
----------------------------------

Retail Stores             10.05%
Financial Services         9.27%
Manufacturing              7.01%
Utilities - Electric & Gas 5.52%
Banking                    5.45%
Oil & Gas - Integrated     4.71%
Pharmaceutical             4.35%
Food Products              4.14%
Telecommunications -
  Integrated               3.36%
Motor Vehicle
  Manufacturing            3.25%


++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

appears to be at or near an end, we believe that a number of financial companies could enjoy revenue and earnings improvements regardless. Other prominent sector weightings in the Portfolio included the capital-equipment and food & beverages sectors, reflecting the number of companies in these areas we judged to have good and improving cash flows, combined with attractive valuations. We also had a relatively large weighting in the retail sector.

In the energy area, we reduced our exposure to natural gas companies. We began to lower this position several months ago on our belief that natural gas prices would decline. Indeed, prices have fallen dramatically since April, with gas inventories swinging from deficit to surplus in a matter of weeks. Lower gas prices should moderate exploration activity over the next six months, which in turn would set the stage for better pricing in 2002. We are therefore looking for opportunities to selectively add again here.

We continued to have only limited exposure to the technology segment, reflecting our ongoing concerns over the group's supply/demand backdrop. Our holdings consisted of computer manufacturers that have good potential, in our view, to gain market share over time, e.g., by expanding their geographic reach. While we will continue to look for buying opportunities in the technology area, we expect that technology inventory levels might soon decline, perhaps sharply, in an industry characterized by rapid change and obsolescence.

Outlook

The economy continues to have little positive "visibility," and the overall data could remain underwhelming through the rest of the year. But at some point, a favorable combination of lower interest rates, tax cuts and reduced energy costs should aid a recovery. This should in turn improve the market's overall tone. In any event, we will continue our efforts to identify attractively priced companies with the potential to benefit from positive catalysts. We currently have a "watch list" of stocks representing a range of sectors, including a number of stocks that have been severely punished recently on negative company-specific factors. We will purchase such stocks if and when we become more comfortable with their underlying businesses' operating fundamentals.


                      Value Portfolio and the S&P 500 Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Value Portfolio         S&P 500 Index
5/92            10000                   10000
                 9696                    9958
                 9824                   10272
12/92           10820                   10787
                11276                   11256
                11300                   11310
                11895                   11598
12/93           12436                   11867
                12070                   11420
                11996                   11470
                12248                   12031
12/94           11910                   12028
                12871                   13195
                14352                   14451
                15496                   15596
12/95           15908                   16532
                16489                   17512
                17365                   18399
                17639                   19074
12/96           19548                   20767
                19874                   20860
                22999                   24494
                25028                   26326
12/97           25200                   27079
                28197                   30849
                28530                   31864
                24440                   28701
12/98           28384                   34802
                28195                   36534
                32628                   39105
                30015                   36663
12/99           30016                   42118
                29536                   43084
                29404                   41940
                31290                   41533
12/00           32794                   38284
                32487                   33743
6/01            33982                   35717


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------
                          S&P 500
                 VALUE     INDEX
YTD              3.62%     -6.70%
1 YEAR          15.57%    -14.83%
5 YEARS         14.37%     14.46%
INCEPTION       14.28%     14.90%


Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Value Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months    Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
                                          Ended June     December       December       December      December       December
                                           30, 2001      31, 2000       31, 1999       31, 1998      31, 1997       31, 1996
  Net asset value, beginning of period    $    19.43    $    20.06     $    19.12     $    17.11    $    16.91     $    14.41

  Income From Investment Operations
   Net investment income                        0.07          0.21           0.17           0.15          0.15           0.18
   Net gains and losses on securities
     (both realized and unrealized)             0.62          1.41           0.92           2.01          4.67           3.12
                                          ----------    ----------     ----------     ----------    ----------     ----------
   Total from investment operations             0.69          1.62           1.09           2.16          4.82           3.30

  Less Distributions to Shareholders
   Dividends from net investment income        (0.07)        (0.17)                        (0.15)        (0.15)         (0.18)
   Dividends in excess of net
     investment income                         (0.12)
   Distributions from capital gains            (0.01)        (1.41)         (0.15)                       (4.21)         (0.62)
   Distributions in excess of capital gains                  (0.67)                                      (0.26)
   Returns of capital
                                          ----------    ----------     ----------     ----------    ----------     ----------
   Total distributions                         (0.20)        (2.25)         (0.15)         (0.15)        (4.62)         (0.80)

  Net asset value, end of period          $    19.92    $    19.43     $    20.06     $    19.12    $    17.11     $    16.91
                                          ==========    ==========     ==========     ==========    ==========     ==========
  Total Return (A)                              3.62%         9.25%          5.75%         12.63%        28.92%         22.88%

  Ratios to Average Net Assets: (B)
   Expenses                                     0.82%         0.81%          0.85%          0.86%         0.85%          0.88%
   Net investment income                        0.97%         1.17%          0.89%          0.87%         1.03%          1.39%

  Portfolio Turnover Rate                      20.83%        79.47%         99.60%         66.19%       129.53%         35.69%

  Net Assets, At End of Period            $92,816,679   $82,995,853    $76,424,174    $65,309,530   $39,678,076    $23,711,696

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--93.78%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Automotive Parts & Equipment-2.55%
  Johnson Controls, Inc.                16,300    $ 1,181,261
  Visteon Corp.                         64,527      1,186,006
                                                  -----------
                                                    2,367,267
                                                  -----------
  Banking-5.50%
  Comerica, Inc.                        17,500      1,008,000
  FleetBoston Financial Corp.           40,400      1,593,780
  J.P. Morgan Chase & Co.               29,300      1,306,780
  Wells Fargo & Co.                     25,700      1,193,251
                                                  -----------
                                                    5,101,811
                                                  -----------
  Beverages-1.92%
  Anheuser-Busch Companies, Inc.        43,200      1,779,840
                                                  -----------
  Broadcasting-1.34%
  Comcast Corp. +                       28,700      1,245,580
                                                  -----------
  Building Materials-2.76%
  American Standard Companies, Inc. +   42,700      2,566,270
                                                  -----------
  Chemicals-0.97%
  Rohm & Haas Co.                       27,300        898,170
                                                  -----------
  Commercial Services-1.88%
  Convergys Corp. +                     34,100      1,031,525
  Harsco Corp.                          26,300        713,519
                                                  -----------
                                                    1,745,044
                                                  -----------
  Computer Equipment & Services-1.58%
  Compaq Computer Corp.                 50,800        786,892
  Gateway, Inc. +                       41,300        679,385
                                                  -----------
                                                    1,466,277
                                                  -----------
  Financial Services-9.34%
  Allied Capital Corp.                  68,800      1,592,720
  Citigroup, Inc.                       32,800      1,733,152
  Household International, Inc.         19,400      1,293,980
  Lehman Brothers Holdings, Inc.        20,200      1,570,550
  MBIA, Inc.                            25,800      1,436,544
  Stilwell Financial, Inc.              31,100      1,043,716
                                                  -----------
                                                    8,670,662
                                                  -----------
  Food Products-4.17%
  General Mills, Inc.                   39,000      1,707,420
  H.J. Heinz Co.                        30,200      1,234,878
  Quaker Oats Co., The                  10,200        930,750
                                                  -----------
                                                    3,873,048
                                                  -----------
  Government Agency-1.94%
  Fannie Mae                            21,100      1,796,665
                                                  -----------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Household Products-1.32%
  Clorox Co., The                       36,200    $ 1,225,370
                                                  -----------
  Insurance-2.08%
  American General Corp.                18,200        845,390
  Hartford Financial Services Group,
    Inc., The                           15,800      1,080,720
                                                  -----------
                                                    1,926,110
                                                  -----------
  Machinery-1.30%
  Ingersoll-Rand Co.                    29,200      1,203,040
                                                  -----------
  Manufacturing-7.06%
  Eaton Corp.                           12,500        876,250
  ITT Industries, Inc.                  30,500      1,349,625
  Minnesota Mining & Manufacturing Co.  15,700      1,791,370
  Textron, Inc.                          8,100        445,824
  Tyco International, Ltd.              38,400      2,092,800
                                                  -----------
                                                    6,555,869
                                                  -----------
  Medical - Biotechnology-0.95%
  Pharmacia Corp.                       19,280        885,916
                                                  -----------
  Medical Products-3.25%
  Baxter International, Inc.            40,300      1,974,700
  Becton, Dickinson and Co.             29,200      1,045,068
                                                  -----------
                                                    3,019,768
                                                  -----------
  Motor Vehicle Manufacturing-3.28%
  Ford Motor Co.                        42,145      1,034,666
  Lear Corp. +                          40,200      1,402,980
  Navistar International Corp. +        21,500        604,795
                                                  -----------
                                                    3,042,441
                                                  -----------
  Office Equipment-1.69%
  Pitney Bowes, Inc.                    37,300      1,571,076
                                                  -----------
  Oil & Gas - Integrated-4.75%
  BP Amoco, PLC, ADR                    28,620      1,426,707
  Conoco, Inc., Class B                 32,700        945,030
  Exxon Mobil Corp.                     11,400        995,790
  Royal Dutch Petroleum Co., ADR        17,900      1,043,033
                                                  -----------
                                                    4,410,560
                                                  -----------
  Oil & Gas Producers-1.12%
  El Paso Corp.                         19,800      1,040,292
                                                  -----------
  Oil & Gas Services & Equipment-3.16%
  Cooper Cameron Corp. +                15,800        881,640
  FMC Technologies, Inc. +              10,200        210,630
  Transocean Sedco Forex, Inc.          44,650      1,841,813
                                                  -----------
                                                    2,934,083
                                                  -----------

                       See notes to financial statements.
                                                                              83

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                                 VALUE PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Pharmaceutical- 4.39%
  Abbott Laboratories                   39,600    $ 1,901,196
  American Home Products Corp.          17,300      1,011,012
  Eli Lilly & Co.                       15,700      1,161,800
                                                  -----------
                                                    4,074,008
                                                  -----------
  Publishing & Printing-2.92%
  Knight-Ridder, Inc.                   22,800      1,352,040
  Reader's Digest Association, Inc.     47,300      1,359,875
                                                  -----------
                                                    2,711,915
                                                  -----------
  Railroad-0.71%
  Burlington Northern Sante Fe Corp.    21,700        654,689
                                                  -----------
  Retail Stores-10.13%
  Federated Department Stores, Inc. +   46,700      1,984,750
  Kroger Co., The +                     37,500        937,500
  Lowe's Companies, Inc.                22,400      1,625,120
  Ross Stores, Inc.                     71,800      1,719,610
  Safeway, Inc. +                       33,200      1,593,600
  Tiffany & Co.                         42,500      1,539,350
                                                  -----------
                                                    9,399,930
                                                  -----------
  Telecommunications - Integrated-3.38%
  SBC Communications, Inc.              27,208      1,089,952
  Verizon Communications, Inc.          27,318      1,461,513
  WorldCom, Inc. - WorldCom Group +     41,500        589,300
                                                  -----------
                                                    3,140,765
                                                  -----------
  Telecommunications - Wireline-1.28%
  BellSouth Corp.                       29,600      1,191,992
                                                  -----------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Textiles & Apparel-1.50%
  Intimate Brands, Inc.                 92,100    $ 1,387,947
                                                  -----------
  Utilities - Electric & Gas-5.56%
  Allegheny Energy, Inc.                24,100      1,162,825
  American Electric Power Company, Inc. 31,100      1,435,887
  Constellation Energy Group            38,200      1,627,320
  Public Service Enterprise Group, Inc. 19,100        933,990
                                                  -----------
                                                    5,160,022
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $79,243,754)                             87,046,427
                                                  -----------
    PREFERRED STOCK--0.53%

  Real Estate-0.53%
  Equity Residential Properties Trust,
    Series G, 7.250%, due 09/15/02      19,300        487,132
                                                  -----------
    TOTAL PREFERRED STOCK
    (Cost $471,580)                                   487,132
                                                  -----------
    TOTAL INVESTMENTS
    (Cost $79,715,334)                  94.31%     87,533,559
  Other assets, less liabilities         5.69       5,283,120
                                       -------    -----------

    TOTAL NET ASSETS                   100.00%    $92,816,679
                                       =======    ===========

+Non-income producing security.

                       See notes to financial statements.
84

JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

"The likelihood of a sharp "V" shaped rebound may have diminished and we believe that the high volatility we have seen so far this year will continue, but nevertheless it looks increasingly like the worst is behind us."

                           --Ronald Armist and Jeremy Monk, Portfolio Managers--


                  INCEPTION DATE
                 January 1, 1998

--------------------------------------------------

                   FUND MANAGER
      Lombard Odier International Portfolio
                Management Limited

--------------------------------------------------

        INVESTMENT OBJECTIVE AND STRATEGY
   To realize long-term capital appreciation by investing substantially all of its total assets in equity securities of companies
   from countries outside of the United States.

--------------------------------------------------

            NET ASSETS AS OF 06/30/01
                   $35,779,135

--------------------------------------------------

                NUMBER OF HOLDINGS
                        37

--------------------------------------------------

                PORTFOLIO TURNOVER
                      30.68%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


       RONALD ARMIST
     Managing Director

o Joined Lombard in 1983
o 21 years of investment
  experience
o B.B.S. from University of
  Cape Town
o Chartered Accountant


        JEREMY MONK

o Joined Lombard in 1998
o 13 years of investment
  experience
o M.B.A./D.I.C. from
  Imperial College
o B.S. from City University
  Business School

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

[pie chart]
Common Stock-87.93%
Preferred Stock-7.13%
Cash-4.94%


   Summary

   During the first half of 2001, the JPVF International Equity Portfolio out-performed the MSCI EAFE Index by 1.71%.

   Market Environment

   Macro-economic news-flow was dominated by increasing evidence of slowing activity in the US, Europe and Asia. The trends generally were for mixed signals from the US, where some indicators pointed to extremely weak conditions (for example the NAPAM at 10 year lows), while other data painted a more optimistic picture (the first quarter GDP, for example, at 1.3% was well above expectations). In Europe the trend was more clearly one of deterioration - despite denials that Europe was not susceptible to the US slowdown. Inflationary pressures also seemed more clearly marked in Europe (Euro-zone CPI for May at 3.4% was the highest for 8 years) - and partly because of this the European Central Bank was less able to respond than the Federal Reserve - attracting widespread criticism by cutting by only 25 bps over the period - compared to the Fed's 275 bps. In Japan, economic news-flow was unremittingly negative - though there was some optimism based on the perceived inevitability of significant policy response from the new Prime Minister.

   This unhelpful macro economic backdrop set the stage for an unrelenting series of profit warnings, missed estimates and generally negative corporate announcements. Of particular note was Nortel, who warned that it would post the biggest loss in corporate history - of over $19 billion. Towards the end of the period there were some more positive releases - with technology companies meeting or narrowly beating their greatly scaled back estimates (e.g. Dell and Oracle) - though there were also signs that the problems were spreading beyond the confines of the tech sectors and into the wider economy - with companies like Wal-Mart and Sears also posting profit warnings.

   Performance Analysis

   While there were some significant rallies during the first half, the general trend in virtually all developed equity markets was downward - with the combined weight of negative macro and corporate news-flow overwhelming brief periods of interest-rate related optimism. The MSCI EAFE Index declined by 15.5% in total, and within this the growth component fell by 19.3%, under-performing value by 7.6%.

   The extreme polarisation of returns at a sector level seen during 2000, also continued into this year. At the bottom of the list, Information Technology and


------------------------------------
                         PERCENT OF
TOP TEN EQUITIES         PORTFOLIO++
------------------------------------

GlaxoSmithKline, PLC       5.91%
Hutchison Whampoa, Ltd.    4.26%
HSBC Holdings, PLC         4.24%
NTT DoCoMo, Inc.           4.03%
Deutsche Bank, AG          4.01%
Norilsk Nickel             4.00%
Bombardier, Inc., Class B  3.72%
Marui Company, Ltd.        3.42%
Canon, Inc.                3.31%
MLP, AG                    3.31%

------------------------------------
                         PERCENT OF
TOP TEN COUNTRIES        PORTFOLIO++
------------------------------------

United Kingdom            31.39%
Japan                     26.20%
Germany                    9.79%
Russia                     7.04%
Canada                     4.81%
Hong Kong                  4.74%
Sweden                     2.84%
Finland                    2.71%
South Korea                2.55%
Switzerland                1.37%

++Represents market value of investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

Telecommunications Services lost 34.2% and 31.0% respectively (MSCI EAFE data in
USD). The best performing sector was Energy, falling "only" 1.8%, and followed by Materials at -7.1%. These sector level returns continued to dominate relative returns, while the returns of the major regions were more in line - with Japan being the best performing region at -8.9% for the period.

   Within the Portfolio, the short, high-conviction list of holdings has meant that relative returns are dominated by stock specific factors rather than positioning relative to regions or industries. In fact, our growth bias has made it inevitable that we have had significant exposures to the least favoured sectors. However, although we were over-weight in Telecommunications Services throughout the period - our exposure here was a net contributor to excess returns as a result of positive stock selection. Similarly, in Information Technology, while an overweight position was not helpful, our stocks outperformed the benchmark sector. In regional terms, our positioning was beneficial - being overweight Japan (the best region) and underweight Europe (the worst).

   However, it was the individual stock performances that had the biggest impact. Most noteworthy were stellar performances from our Russian holdings - with Norilsk Nickel and Lukoil gaining 14.7% and 32.6% in USD respectively. Strong performers from the developed markets included SAP, +19.4% and Promise, +16.21%, again both in USD. At the other end of scale, we gained by avoiding some of the complete disaster stories of the first half of the year, though we did have a small position in Nortel, mentioned above, which declined by 71.3%.

   Outlook

   Equity markets continue to price in a full-blown global recession, which we believe is over-pessimistic. In fact, in the US we are already beginning to see the first tentative signs that the Fed's aggressive easing is starting to have an effect. Even in Japan, where the macro environment remains grim, we still see good re-structuring related opportunities. The likelihood of a sharp "V" shaped rebound may have diminished - and we believe that the high volatility we have seen so far this year will continue - nevertheless it looks increasingly like the worst is behind us. We therefore feel that having weathered the storm; we are now well positioned for a healthier environment for equities during the second half.


             International Equity Portfolio and the MSCI EAFE Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                International
                Equity Portfolio        MSCI EAFE Index
1/98            10000                   10000
                11535                   11430
6/98            11604                   11510
                10103                    9835
12/98           11603                   11823
                12704                   11945
6/99            13091                   12206
                13560                   12698
12/99           16124                   14810
                16383                   14752
6/00            15112                   14125
                13839                   12946
12/00           12304                   12558
                10403                   10796
6/01            10612                   10615


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------
                            MSCI
             INTERNATIONAL  EAFE
                EQUITY      INDEX
YTD            -13.76%    -15.47%
1 YEAR         -29.78%    -24.85%
INCEPTION        1.71%      1.72%


Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the International Equity Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI EAFE Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             (Unaudited)
                                             Six Months        Year Ended        Year Ended       Year Ended
                                             Ended June         December          December         December
                                              30, 2001          31, 2000          31, 1999         31, 1998
  Net asset value, beginning of period       $    11.42        $    16.07        $    12.12       $    10.00

  Income From Investment Operations
   Net investment income (loss)                   (0.01)             0.02             (0.01)
   Net gains and losses on securities
     (both realized and unrealized)               (1.56)            (3.55)             3.96             2.16
                                             ----------        ----------        ----------       ----------

   Total from investment operations               (1.57)            (3.53)             3.95             2.16

  Less Distributions to Shareholders
   Dividends from net investment income
   Dividends in excess of net
     investment income
   Distributions from capital gains                                                                    (0.04)
   Distributions in excess of capital gains                         (1.12)
   Returns of capital
                                             ----------        ----------        ----------       ----------

   Total distributions                             0.00             (1.12)             0.00            (0.04)

  Net asset value, end of period             $     9.85        $    11.42        $    16.07       $    12.12
                                             ==========        ==========        ==========       ==========

  Total Return (A)                               (13.76%)          (23.69%)           32.54%           21.66%

  Ratios to Average Net Assets: (B)
   Expenses                                        1.16%             1.15%             1.25%            1.55%
   Net investment income                           0.65%            (0.08%)           (0.05%)           0.04%

  Portfolio Turnover Rate                         30.68%           142.62%            71.98%           77.23%

  Net Assets, At End of Period               $35,779,135       $39,888,260       $35,640,381      $16,576,281

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annulized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

  COMMON STOCK--87.08 %

  Company                               Shares   Market Value
-------------------------------------------------------------
  Banking-8.82%
  Deutsche Bank, AG                     19,890    $ 1,421,195
  Mitsubishi Tokyo Financial Group,
   Inc. +                                  113        942,304
  Nordea, AB                            93,873        534,692
  Standard Chartered, PLC               20,150        258,181
                                                  -----------
                                                    3,156,372
                                                  -----------
  Computer Software - Mini & Micro-1.47%
  SAP, AG                                3,811        525,577
                                                  -----------
  Diversified Operations-4.22%
  Hutchison Whampoa, Ltd.              149,559      1,510,048
                                                  -----------
  Electronic Components-0.98%
  Epcos, AG                              6,480        351,101
                                                  -----------
  Electronics - Semiconductors-4.81%
  ARM Holdings, PLC +                  137,570        519,515
  Rohm Company, Ltd.                     4,900        761,428
  Taiwan Semiconductor Manufacturing
    Company, Ltd., ADR+                 28,858        438,356
                                                  -----------
                                                    1,719,299
                                                  -----------
  Financial Services-10.29%
  HSBC Holdings, PLC                   126,630      1,500,503
  Julius Baer Holding, Ltd.                113        434,736
  Nomura Securities Company, Ltd., The  34,000        651,562
  Promise Company, Ltd.                 13,300      1,096,286
                                                  -----------
                                                    3,683,087
                                                  -----------
  Food Service & Restaurants-1.76%
  Compass Group, PLC+                   78,600        629,021
                                                  -----------
  Holding Companies-2.69%
  Pearson, PLC                          58,476        963,908
                                                  -----------
  Insurance-2.73%
  Prudential, PLC                       80,780        978,222
                                                  -----------
  Investment Companies-2.74%
  3i Group, PLC                         65,400        980,540
                                                  -----------
  Manufacturing-3.69%
  Bombardier, Inc., Class B             87,838      1,319,654
                                                  -----------
  Mining & Metals - Ferrous &
      Nonferrous-2.35%
  Rio Tinto, PLC                        47,454        842,292
                                                  -----------

  COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Mining & Metals - Precious-3.96%
  Norilsk Nickel +                      78,519    $ 1,416,993
                                                  -----------
  Motor Vehicle Manufacturing-3.15%
  Toyota Motor Corp.                    32,000      1,126,403
                                                  -----------
  Multimedia-1.45%
  Reuters Group, PLC                    39,850        517,321
                                                  -----------
  Office Equipment-3.28%
  Canon, Inc. +                         29,000      1,171,946
                                                  -----------
  Oil & Gas - Integrated-3.01%
  LUKoil Holding, SA                    22,453      1,076,963
                                                  -----------
  Pharmaceutical-8.32%
  GlaxoSmithKline, PLC +                74,428      2,093,615
  Takeda Chemical Industries, Ltd.      19,000        883,610
                                                  -----------
                                                    2,977,225
                                                  -----------
  Retail Stores-3.39%
  Marui Company, Ltd.                   84,000      1,212,358
                                                  -----------
  Telecommunications - Equipment &
       Services-4.99%
  Nokia Oyj                             42,440        961,834
  Nortel Networks Corp.                 38,421        354,437
  Telefonaktiebolaget LM Ericsson, AB   85,736        468,653
                                                  -----------
                                                    1,784,924
                                                  -----------
  Telecommunications - Integrated-1.76%
  British Telecommunications, PLC      100,052        629,019
                                                  -----------
  Telecommunications - Wireless-7.22%
  NTT Mobile Communication Network,
    Inc.                                    82      1,426,766
  Vodafone Group, PLC                  521,524      1,155,278
                                                  -----------
                                                    2,582,044
                                                  -----------
    TOTAL COMMON STOCK                             31,154,317
    (Cost $37,522,544)                            -----------

                       See notes to financial statements.
                                                                              89

JEFFERSON PILOT VARIABLE FUND, INC.

                         INTERNATIONAL EQUITY PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

  PREFERRED STOCK--7.06%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Electronics-2.53%
  Samsung Electronics
    Company, Ltd., GDR++                29,180    $   904,580
                                                  -----------
  Investment Companies-3.27%
  MLP, AG +                             10,640      1,171,013
                                                  -----------
  Telecommunications - Wireless-1.26%
  Telesp Celular Participacoes, SA,
    ADR                                 29,779        451,152
                                                  -----------
    TOTAL PREFERRED STOCK
    (Cost $2,943,881)                               2,526,745
                                                  -----------
    TOTAL INVESTMENTS
    (Cost $40,466,425)                  94.14%     33,681,062
  Other assets, less liabilities         5.86       2,098,073
                                       -------    -----------

  TOTAL NET ASSETS                     100.00%    $35,779,135
                                       =======    ===========

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At June 30, 2001, the market value of the 144A securities was $904,580 or 2.53% of net assets.

                       See notes to financial statements.
90

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO


"In sorting out the details of these uncertain times in the world's equity markets, we have continued to practice what we have always attempted: to unearth bargain stocks around the world."

                                           --Cindy Sweeting, Portfolio Manager--


               INCEPTION DATE
               August 1, 1985

-------------------------------------------

                FUND MANAGER
     Templeton Investment Counsel, LLC

-------------------------------------------

     INVESTMENT OBJECTIVE AND STRATEGY
To achieve long-term capital growth through
     a policy of investing primarily in
  stocks of domestic or foreign companies.

-------------------------------------------

         NET ASSETS AS OF 06/30/01
                $126,605,112

-------------------------------------------

             NUMBER OF HOLDINGS
                    120

-------------------------------------------

             PORTFOLIO TURNOVER
                   13.04%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

 Financial Highlights

     Schedule of
Portfolio Investments

---------------------


    CINDY SWEETING, CFA
   Senior Vice President

o Joined Templeton
  organization in 1997
o Previously vice president
  of investments with
  McDermott International
  Co., Inc.
o Served as vice president
  Board of Directors of the
  International Society of
  Financial Analysts (ISFA)
o Over 18 years of
  experience
o B.A. from Georgetown
  University
o Chartered Financial
  Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

[pie chart]
Common Stock-98.71%
Cash-0.75%
Preferred Stock-0.54%


   For the six-month period ending June 30, 2001, persistent economic weakness in the United States and abroad continued to undermine the performance of the world's equity markets. In this difficult environment for equities, the JPVF World Growth Stock Portfolio posted a negative 2.79% total return, which outperformed the MSCI World Index, which fell 11.17%.

   After a very difficult first quarter, optimism regarding the direction of stock prices, fueled by a widely held view that perhaps investors had seen the worst of the slowdown, sparked a rally in stocks during the month of April. However, renewed signs of economic weakness in the United States and abroad during May and June, aggravated by profit warnings on the part of large companies such as Nokia, Nortel Networks, JDS Uniphase, and Sun Microsystems, among others, served as a reminder that the downside risk in stock prices remained high. By quarter-end, most of the world's stock markets had recovered part of their losses from the January-March period, but remained in negative territory on a year-to-date basis.

   During the last six months, the Portfolio benefited on a relative basis from strong stock selection. Holding stocks of companies that produce construction or industrial materials in locations as diverse as Australia, Canada, France, the U.K., and the United States benefited the Portfolio. Similarly, avoiding some telecom-related companies such as France Telecom, Vodafone in the U.K., and Nokia in Finland also helped the Portfolio, as these stocks plummeted during the quarter. On the negative side, the euro's continued weakness maintained pressure on the returns of holdings within the euro-zone. This effect, however, was partially mitigated by the Portfolio's export-oriented holdings in the region, which benefited from a weak euro. The Portfolio was also hurt by exposure to companies in South Korea, Hong Kong and Singapore, which had relatively poor performance.

   Efforts to provide support to the slowing global economy continued during the period as the Federal Reserve Board in the U.S. and the Bank of England in the U.K. cut short-term interest rates.

   Their most recent monetary efforts were finally complemented by a similar measure from the European Central Bank (ECB). Until that point, the ECB had made fighting inflation its main objective, and therefore had been reluctant to cut interest rates. However, evidence of a decrease in business activity within the euro zone-particularly in manufacturing-combined with a concern


-----------------------------------
                        PERCENT OF
TOP TEN EQUITIES        PORTFOLIO++
-----------------------------------

E.On, AG                   2.20%
ING Groep, N.V.            2.01%
SBC Communications, Inc.   1.82%
BAE Systems, PLC           1.73%
Waste Management, Inc.     1.63%
Occidental Petroleum Corp. 1.63%
J.C. Penney Co., Inc.      1.61%
Abbott Laboratories        1.50%
Hutchison Whampoa, Ltd.    1.48%
Akzo Nobel, N.V.           1.45%

-----------------------------------
                        PERCENT OF
TOP TEN COUNTRIES       PORTFOLIO++
-----------------------------------

United States             30.58%
United Kingdom            17.35%
Japan                      7.82%
Germany                    7.18%
Netherlands                6.72%
France                     6.07%
Hong Kong                  3.60%
Finland                    2.92%
Australia                  2.75%
Spain                      2.57%

++Represents market value of investments plus cash.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

over the impact that a slowdown in the U.S. may have on growth within Europe prompted the ECB to change its policy.

   We expect that the combined monetary support will take a while to stimulate the world's economy. In the meantime, we anticipate that analysts' earnings growth expectations for 2002, although scaled-down, might turn out to be overly optimistic and difficult to achieve. This is in addition to the ongoing earnings downgrades for 2001. As of June, analysts' earnings growth expectations for 2002 stood at 19% for the S&P 500 and 34% for its technology sector, according to IBES.

   The euro weakness continued throughout the period, as the currency hovered around prior lows vis-a-vis the U.S. dollar. In our view, this weakness is tied to fundamentals (e.g., perceived ECB weakness, slowing European growth, and outflows into the U.S. from both equity and foreign direct-investments). However, in our opinion, the euro is modestly undervalued versus the U.S. dollar. We believe progress toward European restructuring coupled with a narrowing of the growth gap between the U.S. and Europe will lead to a stronger euro. A weak euro impacts your Portfolio by reducing the dollar return of European holdings. However, the effect is partially offset by export-oriented companies, as they benefit from the weaker currency.

   European consolidation continued during the quarter, as German power utility E.ON unveiled a $7.4 billion agreed bid for Powergen, Britain's fourth-largest electric utility. The acquisition announcement had a positive effect not only on both of these stocks, but also on the entire sector, which benefited our utility holdings. We anticipate that European companies will remain acquisitive, as currently an estimated 130 billion euros in cash is available for merger and acquisition activity.

   In sorting out the details of these uncertain times in the world's equity markets, at Templeton we have continued to practice what we have always attempted: to unearth bargain stocks around the world. Overall, we do not consider stock valuations (i.e., price to earnings and price to cash flow ratios) to be cheap. However, over the last six months we identified a number of bargain stocks. Among them were several companies that produce industrial components and basic materials. In addition, we also found some bargains in the technology and telecommunications sectors. Based on our fundamental analysis, the stocks that we acquired possess strong balance sheets and excellent long-term appreciation potential.

   Despite unearthing some bargains in the technology and telecommunications sectors, we believe that those sectors in general are coping with the aftermath of a bubble and a quick resolution is not consistent with the experience of previous bubble periods. In hindsight, it appears that many investors were guilty of assuming that technology spending would continue to grow at the

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

abnormally high levels experienced in the late 1990s. However, that level of spending resulted due to a confluence of the Y2K PC upgrade, rapid adoption of wireless technologies, and the emergence of the Internet which combined to push information technology spending to unprecedented levels. We believe that spending on technology products and services may remain below trend for several quarters, as high levels of inventories are worked through the system and users grapple with excess capacity. While earnings expectations for 2001 have been significantly slashed, we believe there is ample room to disappoint in earnings expectations for 2002.

   To assess properly whether technology stocks are "cheap" requires a longer-term perspective, as we believe industry revenues and stock valuations were inflated during the "bubble." A look at valuations shows that a wide section of technology is trading well above normalized levels even after the carnage in stock prices. We continue to study the technology universe and are beginning to identify selected bargain opportunities.


             World Growth Stock Portfolio and the MSCI World Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                World Growth
                Stock Portfolio         MSCI World Index
8/85            10000                   10000
                 9112                   10137
                10526                   11822
                12932                   14371
                12715                   15328
                12765                   16146
12/86           13449                   16882
                14918                   20707
                14999                   21951
                16167                   23311
                12408                   19712
                13855                   22022
                14352                   21836
                14141                   21928
12/88           14034                   24433
                15373                   25008
                15862                   24689
                18247                   27584
                18041                   28634
                17244                   24562
                18671                   26580
                15554                   21760
12/90           16176                   23904
                17797                   26288
                17325                   25434
                18848                   27260
                19812                   28439
                19777                   26152
                20910                   26660
                20281                   27143
12/92           21015                   27114
                22440                   29479
                23314                   31306
                25138                   32814
                28104                   33384
                27156                   33628
                26728                   34678
                28551                   35464
12/94           27248                   35248
                27603                   36944
                29865                   38568
                31357                   40772
                31703                   42762
                33105                   44543
                34373                   45880
                34737                   46568
12/96           37795                   48757
                38862                   48935
                43136                   56368
                47062                   58029
                43588                   56656
                48979                   64769
                47104                   66084
                39514                   58160
12/98           44831                   70223
                44840                   72518
                50285                   75767
                49060                   74433
                54181                   86767
                56309                   87442
                56459                   84131
                54294                   79705
12/00           55013                   74576
                51138                   64807
6/01            53480                   66246


---------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------
                 WORLD      MSCI
                GROWTH      WORLD
                 STOCK      INDEX
YTD             -2.79%    -11.17%
1 YEAR          -5.28%    -21.26%
5 YEAR           9.24%      6.81%
10 YEAR         11.93%      8.38%
INCEPTION       11.11%     12.61%


Commencement of operations August 1, 1985. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the "Portfolio") at its inception with a similar investment in the MSCI World Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The MSCI World Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                       (Unaudited)
                                        Six Months     Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                        Ended June      December       December      December       December      December
                                         30, 2001       31, 2000       31, 1999      31, 1998       31, 1997      31, 1996
  Net asset value, beginning of period $     25.75    $     26.08    $     21.90   $     23.28    $     23.31    $    21.20

  Income From Investment Operations
   Net investment income                      0.19           0.33           0.41          0.56           0.53          0.49
   Net gains and losses on securities
     (both realized and unrealized)          (1.08)          0.09           4.10          0.12           2.97          3.56
                                       -----------    -----------    -----------   -----------    -----------    ----------

   Total from investment operations          (0.89)          0.42           4.51          0.68           3.50          4.05

  Less Distributions to Shareholders
   Dividends from net investment income      (0.19)         (0.33)         (0.07)        (0.47)         (0.53)        (0.48)
   Dividends in excess of net
     investment income                       (0.20)         (0.03)                                      (0.03)
   Distributions from capital gains                         (0.39)         (0.26)        (1.59)         (2.76)        (1.46)
   Distributions in excess of capital gains  (3.26)                                                     (0.21)
   Returns of capital
                                       -----------    -----------    -----------   -----------    -----------    ----------

   Total distributions                       (3.65)         (0.75)         (0.33)        (2.06)         (3.53)        (1.94)

  Net asset value, end of period       $     21.21    $     25.75    $     26.08   $     21.90    $     23.28    $    23.31
                                       ===========    ===========    ===========   ===========    ===========    ==========

  Total Return (A)                           (2.79%)         1.54%         20.86%         2.85%         15.33%        19.22%

  Ratios to Average Net Assets: (B)
   Expenses                                    0.86%         0.85%          0.88%         0.92%          0.91%         0.88%
   Net investment income                       1.81%         1.42%          1.73%         2.44%          2.33%         2.20%

  Portfolio Turnover Rate                     13.04%        51.56%         24.80%        33.95%         30.22%        27.50%

  Net Assets, At End of period         $126,605,112   $132,977,195   $133,027,008  $110,897,303   $105,567,503   $91,995,634


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annulized basis.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--98.53%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Advertising-0.93%
  Interpublic Group of Companies,
    Inc., The                           40,242   $  1,181,103
                                                 ------------
  Aerospace & Defense-2.43%
  BAE Systems, PLC                     457,500      2,190,981
  Rolls-Royce, PLC +                   269,698        889,510
                                                 ------------
                                                    3,080,491
                                                 ------------
  Airlines-0.96%
  British Airways, PLC                 143,900        696,225
  Swire Pacific, Ltd.                  732,000        525,565
                                                 ------------
                                                    1,221,790
                                                 ------------
  Automotive Parts & Equipment-0.30%
  Autoliv, Inc., SDR                    22,200        381,387
                                                 ------------
  Banking-6.65%
  Banca Intesa, SPA                    175,500        619,569
  Banca Nazionale del Lavoro           376,000      1,177,785
  Bank of America Corp.                 23,300      1,398,699
  Bayerische Hypo-und Vereinsbank, AG   30,800      1,508,449
  DBS Group Holdings, Ltd.              67,337        495,234
  Lloyds TSB Group, PLC                110,300      1,103,776
  Nordea, AB                           162,600        926,155
  Westpac Banking Corporation, Ltd.    161,100      1,183,468
                                                 ------------
                                                    8,413,135
                                                 ------------
  Building Construction-0.65%
  Komatsu, Ltd.                        180,000        825,558
                                                 ------------
  Building Services -0.73%
  Hanson, PLC                          126,000        927,722
                                                 ------------
  Chemicals-4.27%
  Akzo Nobel, NV                        43,300      1,832,882
  Aventis, SA (France)                  10,200        814,307
  Aventis, SA (Germany)                 19,654      1,539,109
  BASF, AG                              31,000      1,215,120
                                                 ------------
                                                    5,401,418
                                                 ------------
  Commercial Services-3.61%
  Dun & Bradstreet Corp.                39,250      1,106,850
  Gartner Group, Inc., Class B +       110,000      1,012,000
  Invensys, PLC                        459,700        872,848
  Moody's Corp.                         47,100      1,577,850
                                                 ------------
                                                    4,569,548
                                                 ------------
  Computer Equipment & Services-2.85%
  Compaq Computer Corp.                 72,800      1,127,672
  Hewlett-Packard Co.                   28,800        823,680
  Lexmark International, Inc. +         24,700      1,661,075
                                                 ------------
                                                    3,612,427
                                                 ------------

    COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Computer Information &
       Technology-0.56%
  Fujitsu, Ltd.                         68,000   $    714,265
                                                 ------------
  Delivery & Freight Services-0.38%
  Deutsche Post, AG                     30,300        479,690
                                                 ------------
  Diversified Operations-2.58%
  Hutchison Whampoa, Ltd.              184,800      1,865,865
  Internatio-Muller, NV                 60,800      1,397,494
                                                 ------------
                                                    3,263,359
                                                 ------------
  Electronic Components-1.42%
  Koninklijke (Royal) Philips
    Electronics, NV                     38,000      1,007,264
  Solectron Corp. +                     42,900        785,070
                                                 ------------
                                                    1,792,334
                                                 ------------
  Electronics-1.79%
  NEC Corp.                             53,000        716,069
  Samsung Electronics Company, Ltd.      4,500        664,383
  Sony Corp.                            13,400        881,045
                                                 ------------
                                                    2,261,497
                                                 ------------
  Electronics - Semiconductors-1.20%
  Agere Systems, Inc. +                202,100      1,515,750
                                                 ------------
  Environmental Control-1.63%
  Waste Management, Inc.                67,000      2,064,940
                                                 ------------
  Financial Services-4.61%
  Australia & New Zealand
    Banking Group, Ltd.                 52,273        448,973
  ICICI, Ltd., ADR                      43,900        403,880
  ING Groep, NV                         38,900      2,542,398
  Nomura Securities Company, Ltd.,
    The  +                              72,000      1,379,779
  Sampo Oyj                            124,200      1,056,730
                                                 ------------
                                                    5,831,760
                                                 ------------
  Food Products-1.23%
  Kraft Foods, Inc. +                   31,200        967,200
  Northern Foods, PLC                  255,954        590,386
                                                 ------------
                                                    1,557,586
                                                 ------------
  Forest Products & Paper-1.62%
  International Paper Co.               29,100      1,038,870
  Stora Enso Oyj, Class R               93,800      1,016,458
                                                 ------------
                                                    2,055,328
                                                 ------------
  Home Furnishings-1.76%
  Newell Rubbermaid, Inc.               51,600      1,295,160
  TOTO, Ltd.                           134,000        933,692
                                                 ------------
                                                    2,228,852
                                                 ------------

                       See notes to financial statements.
96

JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Household Products-2.87%
  Clorox Co., The                       37,100   $  1,255,835
  Proctor & Gamble Co., The             19,500      1,244,100
  Unilever, PLC                        134,800      1,135,657
                                                 ------------
                                                    3,635,592
                                                 ------------
  Import & Export-0.34%
  Li & Fung, Ltd.                      262,000        429,971
                                                 ------------
  Insurance-6.88%
  Ace, Ltd.                             32,000      1,250,880
  Aon Corp.                             36,300      1,270,500
  AXA +                                 51,200      1,458,584
  CIGNA Corp.                           10,500      1,006,110
  Swiss Re +                               670      1,338,956
  XL Capital, Ltd.                      15,300      1,256,130
  Zurich Financial Services, AG +        3,300      1,125,459
                                                 ------------
                                                    8,706,619
                                                 ------------
  Machinery-1.21%
  KCI Konecranes International          36,700        995,797
  Makita Corp.                          86,000        542,001
                                                 ------------
                                                    1,537,798
                                                 ------------
  Manufacturing-0.74%
  Metso Oyj                             56,400        625,499
  Varitronix International, Ltd. +     483,500        309,952
                                                 ------------
                                                      935,451
                                                 ------------
  Medical Products-0.65%
  Nycomed Amersham, PLC                112,875        828,230
                                                 ------------
  Mining & Metals - Ferrous &
     Nonferrous-1.86%
  BHP Billiton, Ltd.                   105,200        555,372
  BHP Billiton, Ltd., Bonus Shares +   112,049        606,329
  Pechiney, SA                          23,485      1,192,939
                                                 ------------
                                                    2,354,640
                                                 ------------
  Mining & Metals - Precious-0.56%
  Companhia Vale do Rio Doce            30,600        709,920
                                                 ------------
  Motor Vehicle Manufacturing-1.36%
  Volkswagen, AG                        24,000      1,121,571
  Volvo, AB                             40,000        598,989
                                                 ------------
                                                    1,720,560
                                                 ------------
  Oil & Gas - Distribution &
     Marketing-1.08%
  Burlington Resources, Inc.            34,200      1,366,290
                                                 ------------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Oil & Gas - Integrated-5.06%
  Occidental Petroleum Corp.            77,500   $  2,060,725
  Repsol, SA                           111,000      1,832,459
  Shell Transport & Trading Co.        157,100      1,305,852
  Total Fina Elf, SA                     8,600      1,204,233
                                                 ------------
                                                    6,403,269
                                                 ------------
  Oil & Gas Producers-0.23%
  Canadian Natural Resources, Ltd.       9,676        285,943
                                                 ------------
  Pharmaceutical-6.47%
  Abbott Laboratories                   39,600      1,901,196
  AstraZeneca Group, PLC                28,924      1,336,589
  Celltech Group, PLC +                 12,296        207,182
  Elan Corp., PLC, ADR +                19,200      1,171,200
  Merck KGaA                            34,965      1,228,452
  Mylan Laboratories, Inc.              55,400      1,558,402
  Ono Pharmaceutical Company, Ltd. +    25,000        793,806
                                                 ------------
                                                    8,196,827
                                                 ------------
  Publishing & Printing-2.04%
  United Business Media, PLC           106,786        868,106
  United Business Media, PLC, Class B +  1,000          3,460
  Wolters Kluwer, NV, CVA               63,700      1,712,221
                                                 ------------
                                                    2,583,787
                                                 ------------
  Railroad-0.78%
  East Japan Railway Co.                   170        981,433
                                                 ------------
  Real Estate-0.99%
  Unibail (Union du Credit-Bail
    Immobilier)                         23,100      1,253,564
                                                 ------------
  Retail Stores-6.32%
  Albertson's, Inc.                     49,900      1,496,501
  Federated Department Stores, Inc. +   20,700        879,750
  Hudson's Bay Co.                      46,700        502,203
  J.C. Penney Company, Inc.             77,400      2,040,264
  Marks & Spencer, PLC                 194,500        716,723
  Safeway, PLC                         240,700      1,363,459
  Tesco, PLC                           276,439        997,280
                                                 ------------
                                                    7,996,180
                                                 ------------
  Telecommunications - Equipment &
     Services-0.18%
  Alcatel, SA, ADR                       9,827        203,812
  WorldCom, Inc. - MCI Group +           1,536         24,730
                                                 ------------
                                                      228,542
                                                 ------------

                       See notes to financial statements.
                                                                              97

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          WORLD GROWTH STOCK PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Telecommunications - Integrated-7.62%
  BCE, Inc.                             66,600   $  1,786,123
  Cable & Wireless, PLC                155,400        914,150
  Korea Telecom Corp., ADR              34,350        755,013
  Nippon Telegraph & Telephone Corp.       110        573,304
  SBC Communications, Inc.              57,400      2,299,444
  Telecom Corporation of New Zealand,
    Ltd.                               206,000        466,075
  Telefonica, SA, ADR +                 12,918        481,066
  Telefonos de Mexico, SA, ADR, Class L 52,100      1,828,189
  WorldCom, Inc. - WorldCom Group +     38,400        545,280
                                                 ------------
                                                    9,648,644
                                                 ------------
  Textiles & Apparel-1.05%
  Adidas-Salomon, AG                    12,200        739,519
  Yue Yuen Industrial Holdings, Ltd.   300,000        596,184
                                                 ------------
                                                    1,335,703
                                                 ------------
  Toys-1.08%
  Mattel, Inc.                          72,300      1,367,916
                                                 ------------
  Transportation-0.63%
  Nippon Express Co., Ltd.             178,000        803,540
                                                 ------------
  Utilities - Electric & Gas-5.80%
  E.On, AG                              53,500      2,780,988
  Hongkong Electric Holdings, Ltd.     211,000        811,580
  Iberdrola, SA                         72,900        935,011


   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Utilities - Electric & Gas-Continued

  Innogy Holdings, PLC                 339,900   $  1,042,169
  Korea Electric Power Corp             20,500        381,482
  National Grid Group, PLC             119,070        877,534
  National Power, PLC                  121,700        513,074
                                                 ------------
                                                    7,341,838
                                                 ------------
  Water Treatment-0.57%
  Kurita Water Industries, Ltd.         52,137        717,369
                                                 ------------
    TOTAL COMMON STOCK
    (Cost $114,451,060)                           124,749,566
                                                 ------------

   PREFERRED STOCK--0.54%

  Multimedia-0.54%
  News Corporation, Ltd., The           85,267        683,228
                                                 ------------
    TOTAL PREFERRED STOCK
    (Cost $359,908)                                   683,228
                                                 ------------
    TOTAL INVESTMENTS
    (Cost $114,810,968)                 99.07%    125,432,794
  Other assets, less liabilities         0.93       1,172,318
                                       -------   ------------

    TOTAL NET ASSETS                   100.00%   $126,605,112
                                       =======   ============


+Non-income producing security.

                       See notes to financial statements.
98

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

"Sluggish business investment, weakening corporate profits, widespread job layoffs and high-energy prices combined to fuel the unsettling swings and suggested the economy could be falling into a recession."

                                           --Karen L. Reidy, Portfolio Manager--


            INCEPTION DATE
             May 1, 1992

-------------------------------------

             FUND MANAGER
      Janus Capital Corporation

-------------------------------------

  INVESTMENT OBJECTIVE AND STRATEGY
To seek reasonable current income and
 long-term capital growth, consistent
    with conservation of capital.

-------------------------------------

      NET ASSETS AS OF 06/30/01
             $67,338,141

-------------------------------------

          NUMBER OF HOLDINGS
                 164

-------------------------------------

          PORTFOLIO TURNOVER
                78.22%


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


KAREN L. REIDY, CFA


o Joined Janus in 1995

o B.S. from University of
  Colorado

o Chartered Financial
  Analyst

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

[pie chart]
Common Stock-45.26%
Preferred Stock-1.65%
Corporate Bonds-20.63%
Government & Agency Obligations-23.05%
Cash-9.41%


   It was tough going for equity markets during the past six months as unremitting volatility continued to weigh down stocks across the board. Sluggish business investment, weakening corporate profits, widespread job layoffs and high-energy prices combined to fuel the unsettling swings and suggested the economy could be falling into a recession.

   With the economic outlook in doubt, central bankers took dramatic steps in early January and surprised investors with a half-point inter-meeting interest rate cut. Later, the Fed was again spurred into action, slashing borrowing costs five more times for a total of six reductions in as many months. But despite getting a temporary boost after each easing, stocks resumed their slide, unable to gain any footing amid worries about deteriorating company earnings. By period-end, all three major market indices had retreated. Meanwhile, in the fixed-income markets fears the Fed's aggressive rate-cutting campaign could ignite inflation boosted the yield on the 30-year U.S. Treasury bond.

   The JPVF Balanced Portfolio declined in this hostile environment and lagged its benchmark, the Balanced Index. The atmosphere of uncertainty that prevailed during the period presented some unique challenges, to say the least. To meet those challenges, we relied as always on our research-intensive stock-picking approach to uncover companies led by outstanding management teams committed to consistent earnings growth and improving returns on capital. Professional services firm Marsh & McLennan would certainly fall into that category. Nevertheless, the parent of insurance brokerage Marsh, Putnam Investments and Mercer Consulting Group was among our disappointments. Our interest in Marsh was piqued last year when we noticed that premium rates were rising in the commercial property insurance industry. Supported by this favorable pricing trend, the company has

-----------------------------------
                        PERCENT OF
TOP TEN HOLDINGS        PORTFOLIO++
-----------------------------------

U.S. Treasury Note,
  5.875%, due 11/15/04     3.30%
General Electric Co.       3.22%
U.S. Treasury Bond,
  7.250%, due 05/15/16     2.93%
Citigroup, Inc.            2.70%
Fannie Mae,
  4.750%, due 11/14/03     2.64%
Exxon Mobil Corp.          1.72%
Tenet Healthcare Corp.     1.63%
Fannie Mae,
  5.500%, due 03/15/11     1.58%
Federal Home Loan Bank,
  4.875%, due 05/14/04     1.54%
U.S. Treasury Note,
  6.500%, due 10/15/06     1.42%

-----------------------------------
                        PERCENT OF
TOP TEN INDUSTRIES      PORTFOLIO++
-----------------------------------

Financial Services        10.56%
Beverages                  4.38%
Diversified Operations     3.79%
Retail Stores              3.35%
Broadcasting               3.29%
Multimedia                 2.93%
Computer Equipment
  & Services               2.83%
Banking                    2.81%
Motor Vehicle
  Manufacturing            2.71%
Chemicals                  2.24%

++Represents market value of investments plus cash.

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

enjoyed high returns on capital and high free cash flow. Still, Marsh's stock slumped as Putnam's assets under management dropped along with the market.

   SBC Communications, the second-biggest U.S. local phone carrier, also hindered our results. We first questioned the soundness of SBC's business model last fall when the company missed its targets for DSL subscriber growth. Our research also indicated that its DSL installation process remained very labor-intensive and costly. Furthermore, SBC's plans to roll out long distance in its local markets were being threatened by sagging prices. Consequently, we liquidated our SBC stock earlier this year at a small gain.

   On the plus side, Tenet Healthcare Corporation was a standout. Since taking the helm of the healthcare services company in the early 1990s, CEO Jeffrey Barbakow has overseen its growth from 35 to more than 100 acute-care hospitals. Key to his success was the acquisition of major competitors and some not-for-profit hospitals concentrated in Florida and Southern California, home to affluent, retirement-aged populations. This "core clustering" business model has allowed Tenet to leverage the procurement of supplies, which has improved margins and accelerated free cash flow growth. The result has been rising earnings - and a rising stock price.

   Given the ongoing uncertainty, we are emphasizing businesses with high earnings visibility and sound balance sheets. While finding these "diamonds in the rough" is no easy task, we believe our rigorous, company-by-company investing strategy will ultimately prevail.


       Balanced Portfolio, the S&P 500 Index and the Balanced Benchmark(1)
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                Balanced Portfolio      S&P 500 Index   Balanced Benchmark
5/92            10000                   10000           10000
                10081                    9958           10070
                10467                   10272           10406
12/92           10847                   10787           10712
                11379                   11256           11133
                11526                   11310           11275
                11856                   11598           11545
12/93           11852                   11867           11705
                11654                   11420           11352
                11550                   11470           11349
                11698                   12031           11690
12/94           11694                   12028           11720
                12186                   13195           12572
                12848                   14451           13518
                13481                   15596           14221
12/95           14308                   16532           14925
                14377                   17512           15292
                14850                   18399           15721
                15163                   19074           16112
12/96           15819                   20767           17040
                15663                   20860           17280
                17218                   24494           19185
                18243                   26326           20225
12/97           18402                   27079           21383
                19856                   30849           23169
                20162                   31864           23808
                18914                   28701           22892
12/98           21667                   34802           25625
                21830                   36534           26309
                23440                   39105           27175
                22766                   36663           26433
12/99           26490                   42118           28421
                27858                   43084           29037
                26962                   41940           28898
                28853                   41533           29149
12/00           26106                   38284           28546
                24702                   33743           27241
6/01            25326                   35717           28130


----------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------
                         S&P 500    BALANCED
              BALANCED    INDEX   BENCHMARK(1)
YTD            -2.99%    -6.70%      -1.64%
1 YEAR         -6.07%   -14.83%      -2.33%
5 YEARS        11.27%    14.46%      12.33%
INCEPTION      10.67%    14.90%      11.94%


Commencement of operations May 1, 1992. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the Balanced Portfolio (the "Portfolio") at its inception with a similar investment in the S&P 500 Index and the Balanced Benchmark(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The S&P 500 Index and the Balanced Benchmark are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

(1) The Balanced Benchmark reflects the performance of the 55% S&P 500/35% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1992 through April 30, 1999 and the 50% S&P 500/40% Lehman Aggregate/10% 90 Day T-Bill Index from May 1, 1999 through June 30, 2001.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months    Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
                                          Ended June     December       December       December      December       December
                                           30, 2001      31, 2000       31, 1999       31, 1998      31, 1997       31, 1996
  Net asset value, beginning of period    $    13.98    $    15.27     $    12.71     $    11.75    $    12.07     $    11.91

  Income From Investment Operations
   Net investment income                        0.15          0.38           0.31           0.24          0.30           0.26
   Net gains and losses on securities
     (both realized and unrealized)            (0.59)        (0.53)          2.47           1.84          1.60           0.99
                                          ----------    ----------     ----------     ----------    ----------     ----------

   Total from investment operations            (0.44)        (0.15)          2.78           2.08          1.90           1.25

  Less Distributions to Shareholders
   Dividends from net investment income        (0.15)        (0.31)                        (0.24)        (0.30)         (0.26)
   Dividends in excess of net
     investment income                         (0.22)
   Distributions from capital gains                          (0.53)         (0.22)         (0.88)        (1.64)         (0.83)
   Distributions in excess of capital gains    (0.66)        (0.30)                                      (0.28)
   Returns of capital
                                          ----------    ----------     ----------     ----------    ----------     ----------

   Total distributions                         (1.03)        (1.14)         (0.22)         (1.12)        (2.22)         (1.09)

  Net asset value, end of period          $    12.51    $    13.98     $    15.27     $    12.71    $    11.75     $    12.07
                                          ==========    ==========     ==========     ==========    ==========     ==========

  Total Return (A)                             (2.99%)       (1.45%)        22.26%         17.74%        16.33%         10.56%

  Ratios to Average Net Assets: (B)
   Expenses                                     0.85%         0.79%          0.97%          0.94%         0.97%          0.97%
   Net investment income                        2.65%         2.98%          2.49%          2.08%         2.60%          2.20%

  Portfolio Turnover Rate                      78.22%        74.92%        237.64%        247.07%       254.04%        222.35%

  Net Assets, At End of Period            $67,338,141   $61,953,375    $53,313,418    $35,113,754   $22,637,577    $18,256,430

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annualized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--45.70%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Aerospace & Defense-0.43%
  Boeing Co., The                        5,265    $   292,734
                                                  -----------
  Agricultural Operations-0.52%
  Monsanto Co.                           9,485        350,945
                                                  -----------
  Automotive Parts & Equipment-1.38%
  Cummins, Inc.                          6,745        261,032
  Delphi Automotive Systems Corp.       34,185        544,567
  Visteon Corp.                          6,675        122,687
                                                  -----------
                                                      928,286
                                                  -----------
  Banking-2.80%
  Bank of America Corp.                  9,955        597,599
  Bank of New York Company, Inc., The    3,890        186,720
  J.P. Morgan Chase & Co.               13,965        622,839
  U.S. Bancorp                          20,979        478,111
                                                  -----------
                                                    1,885,269
                                                  -----------
  Beverages-1.89%
  Anheuser-Busch Companies, Inc.        16,430        676,916
  Diageo, PLC                           25,194        276,390
  PepsiCo, Inc.                          7,235        319,787
                                                  -----------
                                                    1,273,093
                                                  -----------
  Broadcasting-1.27%
  AT&T Corp. - Liberty Media Corp. +    22,465        392,913
  Comcast Corp. +                       10,600        460,040
                                                  -----------
                                                      852,953
                                                  -----------
  Chemicals-1.62%
  E.I. du Pont de Nemours & Co.         13,605        656,305
  Lyondell Chemical Co.                 28,165        433,178
                                                  -----------
                                                    1,089,483
                                                  -----------
  Computer Equipment & Services-2.86%
  Apple Computer, Inc. +                24,010        558,233
  Automatic Data Processing, Inc.       12,250        608,825
  EMC Corp. +                            9,285        269,729
  Lexmark International, Inc. +          7,245        487,226
                                                  -----------
                                                    1,924,013
                                                  -----------
  Computer Software - Mainframe-0.49%
  Cadence Design Systems, Inc. +        17,535        326,677
                                                  -----------
  Computer Software - Mini & Micro-1.04%
  Microsoft Corp. +                      6,900        503,700
  VERITAS Software Corp. +               2,960        196,929
                                                  -----------
                                                      700,629
                                                  -----------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Diversified Operations-3.83%
  General Electric Co.                  44,935    $ 2,190,569
  Honeywell International, Inc.         11,055        386,814
                                                  -----------
                                                    2,577,383
                                                  -----------
  Electronic Components-1.00%
  Linear Technology Corp.                8,395        371,227
  Maxim Integrated Products, Inc. +      6,900        305,049
                                                  -----------
                                                      676,276
                                                  -----------
  Electronics - Semiconductors-2.19%
  Advanced Micro Devices, Inc. +        18,870        544,966
  Applied Materials, Inc. +              7,800        382,980
  National Semiconductor Corp. +        12,955        377,250
  Texas Instruments, Inc.                5,350        168,525
                                                  -----------
                                                    1,473,721
                                                  -----------
  Financial Services-3.66%
  Citigroup, Inc.                       34,756      1,836,507
  Goldman Sachs Group, Inc., The         2,535        217,503
  Merrill Lynch & Co., Inc.              6,965        412,676
                                                  -----------
                                                    2,466,686
                                                  -----------
  Food Service & Restaurants-1.09%
  McDonald's Corp.                      27,200        736,032
                                                  -----------
  Healthcare-1.65%
  Tenet Healthcare Corp. +              21,480      1,108,153
                                                  -----------
  Holding Companies-0.58%
  Berkshire Hathaway, Inc., Class B +      170        391,000
                                                  -----------
  Household Products-1.06%
  Proctor & Gamble Co., The             11,165        712,327
                                                  -----------
  Insurance-2.16%
  American General Corp.                 3,530        163,969
  American International Group, Inc.     6,000        516,000
  Marsh & McLennan Companies, Inc.       7,670        774,670
                                                  -----------
                                                    1,454,639
                                                  -----------
  Internet Services- 0.27%
  AOL Time Warner, Inc. +                3,484        184,652
                                                  -----------
  Manufacturing-1.51%
  Illinois Tool Works, Inc.              3,550        224,715
  Minnesota Mining & Manufacturing Co.   4,700        536,270
  Textron, Inc.                          4,610        253,734
                                                  -----------
                                                    1,014,719
                                                  -----------

                       See notes to financial statements.
                                                                             103

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

  COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Medical Products-0.69%
  Guidant Corp. +                        4,590    $   165,240
  Medtronic, Inc.                        6,500        299,065
                                                  -----------
                                                      464,305
                                                  -----------
  Mining & Metals - Ferrous &
       Nonferrous-0.05%
  CONSOL Energy, Inc.                    1,315         33,270
                                                  -----------
  Motor Vehicle Manufacturing-1.84%
  Bayerische Motoren Werke (BMW), AG    15,570        512,761
  General Motors Corp.                   6,855        441,119
  Harley-Davidson, Inc.                  6,020        283,422
                                                  -----------
                                                    1,237,302
                                                  -----------
  Multimedia-1.01%
  Viacom, Inc., Class B +               10,788        558,279
  Walt Disney Co., The                   4,135        119,460
                                                  -----------
                                                      677,739
                                                  -----------
  Oil & Gas - Distribution &
       Marketing-1.73%
  Burlington Resources, Inc.            15,365        613,832
  Enron Corp.                           11,195        548,555
                                                  -----------
                                                    1,162,387
                                                  -----------
  Oil & Gas - Integrated-1.73%
  Exxon Mobil Corp.                     13,360      1,166,996
                                                  -----------
  Oil & Gas Producers-0.67%
  El Paso Corp.                          8,605        452,107
                                                  -----------
  Oil & Gas Services & Equipment-0.44%
  Halliburton Co.                        8,275        294,590
                                                  -----------
  Railroad-0.46%
  Canadian Pacific, Ltd.                 7,985        309,419
                                                  -----------
  Retail Stores-1.98%
  Safeway, Inc. +                       10,595        508,560
  Tiffany & Co.                         13,145        476,112
  Wal-Mart Stores, Inc.                  7,205        351,604
                                                  -----------
                                                    1,336,276
                                                  -----------
  Telecommunications - Equipment &
       Services-0.42%
  Nokia Oyj, SA, ADR                    12,845        283,104
                                                  -----------
  Telecommunications - Integrated-0.04%
  AT&T Corp.                             1,375         30,250
                                                  -----------

   COMMON STOCK--CONTINUED

  Company                               Shares   Market Value
-------------------------------------------------------------
  Telecommunications - Wireless-0.78%
  AT&T Wireless Group +                 31,984    $   522,945
                                                  -----------
  Transportation-0.56%
  FedEx Corp. +                          9,460        380,292
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $30,225,500)                             30,770,652
                                                  -----------

    PREFERRED STOCK-1.67%

  Oil & Gas - Integrated-0.52%
  Coastal Corp., 6.625%                  9,865        352,279
                                                  -----------
  Publishing & Printing-0.32%
  Tribune Co., 2.000%, due 05/15/29      1,795        213,372
                                                  -----------

  Utilities - Electric & Gas-0.83%
  Reliant Energy, Inc., 2.000%,
    due 09/15/29                         6,930        556,999
                                                  -----------
    TOTAL PREFERRED STOCK
    (Cost $1,191,190)                               1,122,650
                                                  -----------

    CORPORATE BONDS-20.83%

                               Principal Value
                               ---------------
  Aerospace & Defense-0.11 %
  Lockhead Martin Corp., 7.650%,
     due 05/01/16                   $   75,000         77,121
                                                  -----------
  Agricultural Operations-0.06%
  Archer-Daniels-Midland Co., 7.000%,
    due 02/01/31                        40,000         38,686
                                                  -----------
  Automotive Parts & Equipment-0.41%
  Dana Corp., 6.250%, due 03/01/04      65,000         61,264
  Dana Corp., 7.000%, due 03/01/29      75,000         55,748
  Delphi Automotive, 6.550%,
    due 06/15/06                       160,000        160,183
                                                  -----------
                                                      277,195
                                                  -----------
  Banking-0.04%
  Firstar Bank Corp., NA, 7.125%,
    due 12/01/09                        25,000         25,544
                                                  -----------

                       See notes to financial statements.
104

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   CORPORATE BONDS-CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Beverages-2.53%
  Anheuser-Busch Companies, Inc.,
    5.375%, due 09/15/08            $  500,000    $   482,280
  Anheuser-Busch Companies, Inc.,
    5.650%, due 09/15/08               190,000        186,351
  Anheuser-Busch Companies, Inc.,
    5.750%, due 04/01/10               195,000        188,327
  Anheuser-Busch Companies, Inc.,
    6.000%, due 04/15/11                60,000         58,892
  Anheuser-Busch Companies, Inc.,
    7.550%, due 10/01/30                60,000         65,157
  Anheuser-Busch Companies, Inc.,
    6.830%, due 01/15/31                75,000         74,497
  Anheuser-Busch Companies, Inc.,
    6.800%, due 08/20/32                95,000         94,345
  Coca-Cola Entertainment, Inc.,
    6.625%, due 08/01/04               140,000        144,708
  Coca-Cola Entertainment, Inc.,
    7.125%, due 09/30/09               390,000        407,974
                                                  -----------
                                                    1,702,531
                                                  -----------
  Broadcasting-2.06%
  Charter Communications Holdings, LLC/
    Capital Corp., 10.000%,
    due 04/01/09                        35,000         35,525
  Charter Communications Holdings, LLC/
    Capital Corp., Series 144A,
    9.625%,due 11/15/09 ++              35,000         35,044
  Charter Communications Holdings, LLC/
    Capital Corp., Series 144A,
    10.000%, due 05/15/11++            145,000        147,175
  Clear Channel Communications, Inc.,
    2.625%,  due 04/01/03              141,000        154,219
  Cox Communications, Inc.,
    7.500%, due 08/15/04                70,000        177,085
  Cox Communications, Inc.,
    7.750%, due 08/15/06               210,000        220,479
  CSC Holdings, Inc., Series B,
    8.125%, due 08/15/09               230,000        228,382
  CSC Holdings, Inc., Series 144A,
    7.625%, due 04/01/11++             140,000        133,561
  TCI Communications, Inc.,
    6.375%, due 05/01/03               250,000        253,867
                                                  -----------
                                                    1,385,337
                                                  -----------
  Chemicals-0.64%
  E.I. du Pont de Nemours & Co.,
    6.875%, due 10/15/09               125,000        128,928
  Lyondell Chemical Co., Series A,
    9.625%, due 05/01/07               305,000        303,475
                                                  -----------
                                                      432,403
                                                  -----------

   CORPORATE BONDS-CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Computer Software - Mini & Micro-0.12%
  Sun Microsystems, Inc.,
    7.650%, due 08/15/09            $   80,000    $    81,293
                                                  -----------
  Cosmetics & Personal Care-0.24%
  International Flavors & Fragrances,
    Inc., Series 144A, 6.450%,
    due 05/15/06++                     160,000        159,777
                                                  -----------
  Entertainment & Leisure-0.03%
  Six Flags, Inc., 9.750%,
    due 06/15/07                        20,000         20,100
                                                  -----------
  Financial Services-7.00%
  American Express Co., 6.750%,
    due 06/23/04                       285,000        295,625
  Washington Mutual, Inc.,
    6.875%, due 05/15/11               100,000         99,628
  Associates Corp., NA, 5.750%,
    due 11/01/03                        25,000         25,205
  Charles Schwab Corp., The, 8.050%,
    due 03/01/10                       200,000        213,895
  Citigroup, Inc., 5.700%,
    due 02/06/04                       600,000        599,785
  Citigroup, Inc., 6.750%,
    due 12/01/05                        90,000         93,025
  Citigroup, Inc., 7.250%,
    due 10/01/10                       235,000        244,451
  Citigroup, Inc., 6.500%,
    due 01/18/11                        70,000         69,479
  Ford Motor Credit Co., 7.250,
    due 01/15/03                       375,000        386,196
  Ford Motor Credit Co., 6.875%,
    due 02/01/06                       125,000        126,637
  General Electric Capital Corp.,
    5.375%, due 01/15/03               205,000        207,282
  General Electric Capital Corp.,
    5.375%, due 04/23/04               365,000        367,318
  General Electric Capital Corp.,
    5.350%, due 03/30/06               500,000        493,777
  General Motors Acceptance Corp.,
    Series MTN, 6.750%, due 12/10/02   300,000        306,312
  General Motors Acceptance Corp.,
    5.800%, due 03/12/03               110,000        110,843
  General Motors Acceptance Corp.,
     6.750%, due 01/15/06              375,000        380,795
  Household Finance Corp., 8.000%,
    due 05/09/05                       110,000        117,349
  Household Finance Corp., 6.750%,
    due 05/15/11                       140,000        138,117
  J.P. Morgan Chase & Co., 6.750%,
    due 02/01/11                       200,000        200,279
  Salomon Smith Barney Holdings,
    6.500%, due 02/15/08               235,000        233,721
                                                  -----------
                                                    4,709,719
                                                  -----------

                       See notes to financial statements.
                                                                             105

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   CORPORATE BONDS-CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Food Products-0.56%
  Kellogg Co., Series 144A, 5.500%,
    due 04/01/03++                  $  340,000    $   340,377
  Kellogg Co., Series 144A, 7.450%,
    due 04/01/31++                      35,000         34,980
                                                  -----------
                                                      375,357
                                                  -----------
  Food Service & Restaurants-0.25%
  Fred Meyer, Inc., 7.450%,
    due 03/01/08                        80,000         83,049
  Tricon Global Restaurants, Inc.,
    7.450%, due 05/15/05                85,000         83,938
                                                  -----------
                                                      166,987
                                                  -----------
  Healthcare-0.05%
  Tenet Healthcare Corp., Series B,
    8.125%, due 12/01/08                35,000         35,919
                                                  -----------
                                                       35,919
                                                  -----------
  Motor Vehicle Manufacturing-0.90%
  General Motors Corp., 7.200%,
    due 01/15/11                       600,000        607,162
                                                  -----------
  Multimedia-1.95%
  Viacom, Inc., 7.750%, due 06/01/05   750,000        796,813
  Walt Disney Co., The, 7.300%,
    due 02/08/05                       375,000        395,591
  Walt Disney Co., The, Series B,
    6.750%, due 03/30/06               120,000        124,164
                                                  -----------
                                                    1,316,568
                                                  -----------
  Oil & Gas - Distribution &
       Marketing- 0.32%
  Tosco Corp., 8.125%, due 02/15/30    200,000        218,032
                                                  -----------
  Oil & Gas Producers-0.50%
  El Paso Corp., 7.000%, due 05/15/11  175,000        168,462
  El Paso Corp., Series MTN, 8.050%,
    due 10/15/30                       170,000        170,935
                                                  -----------
                                                      339,397
                                                  -----------
  Pharmaceutical-0.44%
  Pfizer, Inc., 5.625%, due 02/01/06   295,000        295,855
                                                  -----------
  Retail Stores-1.40%
  Kroger Co., 7.625%, due 09/15/06      50,000         52,671
  Kroger Co., 7.000%, due 05/01/18      35,000         33,175
  Kroger Co., 6.800%, due 12/15/18      85,000         78,841
  Kroger Co., 7.500%, due 04/01/31      90,000         88,731
  Safeway, Inc., 6.850%, due 09/15/04   55,000         56,616


    CORPORATE BONDS-CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Retail Stores-Continued
  Safeway, Inc., 6.500%,
    due 03/01/11                    $   10,000    $     9,749
  Target Corp., 5.500%, due 04/01/07   160,000        155,189
  Wal-Mart Stores, Inc., 6.550%,
    due 08/10/04                       300,000        311,920
  Wal-Mart Stores, Inc., 6.875%,
    due 08/10/09                       150,000        155,633
                                                  -----------
                                                      942,525
                                                  -----------
  Telecommunications - Integrated-0.16%
  WorldCom, Inc. - WorldCom Group,
    6.500%, due 05/15/04               110,000        110,203
                                                  -----------
  Telecommunications - Wireless-0.76%
  AT&T Wireless Group, 7.350%,
    due 03/01/06                       170,000        172,670
  VoiceStream Wireless Corp.,
    10.375%, due 11/15/09              295,000        336,300
                                                  -----------
                                                      508,970
                                                  -----------
  Utilities - Electric & Gas-0.30%
  Reliant Energy, Inc., 7.750%,
    due 02/15/11                       200,000        200,811
                                                  -----------

    TOTAL CORPORATE BONDS
    (Cost $13,918,698)                             14,027,492
                                                  -----------

    GOVERNMENT & AGENCY OBLIGATIONS-23.27%

  Government Agency-10.53%
  Fannie Mae, 4.750%, due 11/14/03   1,795,000      1,792,884
  Fannie Mae, 5.500%, due 05/02/06     400,000        399,342
  Fannie Mae, 5.250%, due 06/15/06     170,000        167,708
  Fannie Mae, 6.625%, due 09/15/09     690,000        714,753
  Fannie Mae, 6.250%, due 02/11/11     285,000        283,462
  Fannie Mae, 5.500%, due 03/15/11   1,125,000      1,071,392
  Federal Home Loan Bank, 4.875%,
    due 05/14/04                     1,055,000      1,050,103
  Federal Home Loan Bank, 6.500%,
     due 11/15/05                      665,000        691,133
  Freddie Mac, 6.875%, due 09/15/10    525,000        551,481
  Freddie Mac, 5.875%, due 03/21/11    225,000        216,577
  Freddie Mac, 6.750%, due 03/15/31    150,000        153,903
                                                  -----------
                                                    7,092,738
                                                  -----------

                       See notes to financial statements.
106

JEFFERSON PILOT VARIABLE FUND, INC.

                               BALANCED PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   GOVERNMENT & AGENCY OBLIGATIONS-CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  U.S. Treasury Bills, Bonds, and Notes-12.74%
  U.S. Treasury Note, 4.750%,
    due 01/31/03                    $  330,000    $   332,807
  U.S. Treasury Note, 5.875%,
    due 11/15/04                     2,170,000      2,244,507
  U.S. Treasury Note, 6.500%,
    due 10/15/06                       910,000        967,831
  U.S. Treasury Note, 5.000%,
    due 02/15/11                       310,000        300,797
  U.S. Treasury Bond, 7.250%,
    due 05/15/16                     1,750,000      1,991,336
  U.S. Treasury Bond, 6.250%,
    due 08/15/23                       530,000        551,625
  U.S. Treasury Bond, 5.250%,
    due 02/15/29                       575,000        526,372
  U.S. Treasury Bond, 6.125%,
    due 08/15/29                       895,000        928,206
  U.S. Treasury Bond, 6.250%,
    due 05/15/30                       695,000        737,026
                                                  -----------
                                                    8,580,507
                                                  -----------
    TOTAL GOVERNMENT &
    AGENCY OBLIGATIONS
    (Cost $15,803,466)                             15,673,245
                                                  -----------

    TOTAL INVESTMENTS
    (Cost $61,138,854)                  91.47%     61,594,039
  Other assets, less liabilities         8.53       5,744,102
                                       -------    -----------

    TOTAL NET ASSETS                   100.00%    $67,338,141
                                       =======    ===========

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At June 30, 2001, the market value of the 144A securities was $850,914 or 1.26% of net assets.

                       See notes to financial statements.

                      [This page intentionally left blank]

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO


"As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better quality bonds outperforming weaker issues within the high-yield sector."

                                    --Bernard A. Scozzafava, Portfolio Manager--


              INCEPTION DATE
              January 1, 1998

-------------------------------------------

               FUND MANAGER
 Massachusetts Financial Services Company

-------------------------------------------

     INVESTMENT OBJECTIVE AND STRATEGY
To seek a high level of income by investing
  primarily in corporate obligations with
 emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

-------------------------------------------

         NET ASSETS AS OF 06/30/01
                $19,709,693

-------------------------------------------

            NUMBER OF HOLDINGS
                    273

-------------------------------------------

            PORTFOLIO TURNOVER
                  24.51%

-------------------------------------------

     DOLLAR WEIGHTED AVERAGE MATURITY
                 6.4 years


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


    BERNARD SCOZZAFAVA
   Senior Vice President

o Joined MFS in 1989
o M.S. from Massachusetts
  Institute of Technology
o Graduate of Hamilton
  College

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

[pie chart]
Corporate Bonds-85.38%
Rights and Warrants-0.08%
Short-term Obligations-13.25%
Preferred Stock-1.10%
Common Stock-0.19%


     For the six months ended June 30, 2001, the JPVF High Yield Bond Portfolio provided a total return of 3.06%. These returns include the reinvestment of any distributions and compare to a return of 3.92% for the Portfolio's benchmark, the Lehman Brothers High Yield Bond Index ("the Lehman Index"). The Lehman Index is an unmanaged index of noninvestment-grade corporate debt.

     After a strong start to the new year, investors again succumbed to the uncertainty surrounding the economy and corporate earnings. As is typically the case when investors are worried about corporate earnings growth, there was a dramatic divergence in the market, with better quality bonds outperforming weaker issues within the high-yield sector. As such, we continued to upgrade the credit quality of the Portfolio by selling lower-quality issues, replacing them with "BB" rated securities when we could move into a higher quality issue without sacrificing much yield and to try to protect the Portfolio from the problems we anticipated would continue to hit the market this year. While we were vigilant with regard to the credit health of the issuers whose bonds we chose for the Portfolio and we reduced our exposure to telecommunications issues during the period, these holdings detracted from performance.

     The other factor that hampered returns was our higher concentration of lower-rated securities relative to the Lehman Index. In our view, these issues offer investors greater potential to earn higher yields and the opportunity for capital appreciation. As a result, our focus and philosophy are based upon extensive credit analysis. On the other hand, avoiding credit problems, rating downgrades, or bankruptcies is another


-----------------------------------
                        PERCENT OF
PORTFOLIO QUALITY       PORTFOLIO++
-----------------------------------

A                          0.27%
BBB                        2.54%
BB                        22.01%
B                         53.32%
CCC                        5.51%
CC                         0.08%
C                          0.09%
D                          0.18%
Not Rated                  1.38%
Cash & Cash Equivalents   13.25%

-----------------------------------
                        PERCENT OF
TOP TEN HOLDINGS        PORTFOLIO++
-----------------------------------

HMH Properties, Inc.,
  Series C, 8.450%,
  due 12/01/08             1.52%
D.R. Horton, Inc.,
  9.375%, due 03/15/11     1.28%
LIN Television Corp.,
  0.000%, Step-up,
  due 03/01/08             1.20%
Beverly Enterprises, Inc.,
  Series 144A, 9.625%,
  due 04/15/09             1.18%
CSC Holdings, Inc.,
  Series B, 8.125%,
  due 08/15/09             1.17%
Park Place Entertainment
  Corp., 8.875%, due
  09/15/08                 1.16%
Charter Comm. Holdings,
  0000%, Step-up,
  due 04/01/11             1.10%
Triad Hospitals, Inc.,
  8.750, due 05/01/09      1.09%
Century Aluminum Co.,
  11.750%, due 04/15/08    1.06%
Paxson Communication,
  11.625%, due 10/01/02    1.06%

++Represents market value of investments plus cash.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

key objective that drives the philosophy of the Portfolio. Unlike equity investing, where a problem stock can be offset by a couple of highfliers, the upside for many high-yield securities is often not as pronounced as the potential downside when a security is hit with a rating downgrade or credit deterioration. While not many issues earned higher credit ratings during this difficult period for the market, avoiding credit downgrades was just as important as picking winners.

     On the positive side, the Portfolio's conservative positioning helped preserve investors' capital during the market's recent weakness. Holdings in large, defensive hospital management companies such as HCA/The Healthcare Company and Tenet Healthcare provided stability to the Portfolio during a volatile period. We also continued to like many of the lodging, gaming, and media companies that have show improving cash flows and profitability outlooks. Names such as MGM Grand and Charter Communications remained prominent positions.

     Although the high-yield market has been volatile and investor sentiment has remained mixed, we think the environment is becoming more positive due to a number of factors. Despite a recent slowdown, we're beginning to see more cash coming into the market, and while there has been more issuance, our research has shown that there is still a lot of cash on the sidelines. These cash reserves, along with attractive yields and valuations, could help the high-yield market rebound, especially if the economy begins to show signs of a recovery.


      High Yield Bond Portfolio and the Lehman Bros. High Yield Bond Index
              Comparison of Change in Value of $10,000 Investment.

[mountain chart]
                High Yield      Lehman Brothers High Yield
                Bond Portfolio  Bond Index
1/98            10000           10000
                10289           10336
6/98            10387           10450
                 9640            9975
12/98           10089           10187
                10537           10375
6/99            10470           10410
                10338           10263
12/99           10572           10430
                10524           10186
6/00            10529           10303
                10392           10362
12/00            9735            9819
                10294           10443
6/01            10033           10204


-----------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------
                           LEHMAN
                 HIGH    BROS. HIGH
                 YIELD   YIELD BOND
                 BOND       INDEX
YTD              3.06%      3.92%
1 YEAR          -4.71%     -0.96%
INCEPTION        0.09%      0.58%

Commencement of operations January 1, 1998. Past performance is not predictive of future performance.

This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the "Portfolio") at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions. Total return figures for periods of less than one year have not been annualized.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge, account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                             (Unaudited)
                                             Six Months         Year Ended        Year Ended       Year Ended
                                             Ended June          December          December         December
                                              30, 2001           31, 2000          31, 1999         31, 1998
  Net asset value, beginning of period       $     7.70         $    9.19         $    9.49        $  10.00

  Income From Investment Operations
   Net investment income                           0.29              0.76              0.75             0.60
   Net gains and losses on securities
     (both realized and unrealized)               (0.05)            (1.49)            (0.30)           (0.51)
                                             ----------         ---------         ---------        ---------

   Total from investment operations                0.24             (0.73)             0.45             0.09

  Less Distributions to Shareholders
   Dividends from net investment income                             (0.76)            (0.75)           (0.60)
   Dividends in excess of net
     investment income
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                             ----------         ---------         ---------        ---------

   Total distributions                             0.00             (0.76)            (0.75)           (0.60)

   Net asset value, end of period            $     7.94         $    7.70         $    9.19        $    9.49
                                             ==========         =========         =========        =========

   Total Return (A)                                3.06%            (7.92%)            4.79%            0.89%

   Ratios to Average Net Assets: (B)
     Expenses                                      1.12%             1.17%             1.15%            1.24%
     Net investment income                         8.40%             8.50%             7.58%            7.85%

   Portfolio Turnover Rate                        24.51%            38.15%            43.44%           84.21%

  Net Assets, At End of Period               $19,709,693        $9,265,526        $9,401,814       $7,968,843


(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B) Ratios are calculated on an annulized basis.

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    COMMON STOCK--0.19%

  Company                               Shares   Market Value
-------------------------------------------------------------
  Retail Stores-0.13%
  Pathmark Stores, Inc. +                1,046    $    25,732
                                                  -----------
  Telecommunications - Integrated-0.03%
  Completel Europe, NV +                 2,500          5,750
                                                  -----------
  Telecommunications - Wireline-0.03%
  Allegiance Telecom, Inc. +               218          3,268
  Versatel Telecom International, NV +     671          1,906
                                                  -----------
                                                        5,174
                                                  -----------
    TOTAL COMMON STOCK
    (Cost $48,659)                                     36,656
                                                  -----------
    PREFERRED STOCK--1.09 %

  Broadcasting-0.30%
  CSC Holdings, Inc., Series M,
    11.125%, due 04/01/08                  556         59,353
                                                  -----------
  Publishing & Printing-0.25%
  Primedia, Inc., Series H,
    8.625%, due 04/01/10                   650         49,400
                                                  -----------
  Telecommunications - Equipment &
       Services-0.12%
  Global Crossing, Ltd.,
    10.500%, due 12/01/08                  400         23,000
                                                  -----------
  Telecommunications - Wireless-0.42%
  Crown Castle International Corp.,
    12.750%, due 12/15/10                   68         58,154
  Rural Cellular Corp., Series B, 11.375%,
    due 05/15/10+                           30         24,902
                                                  -----------
                                                       83,056
                                                  -----------

    TOTAL PREFERRED STOCK                             214,809
    (Cost $232,777)                               -----------

    RIGHTS AND WARRANTS--0.07 %

  Company                               Shares   Market Value
-------------------------------------------------------------
  Broadcasting-0.00%
  XM Satellite Radio, Inc., Warrants,
    exp. 03/15/10 +                         35    $       871
                                                  -----------
  Financial Services- 0.02%
  Ono Finance, PLC, Series 144A,
    Equity Value Certificate,
    due 05/31/09 +++                       105          3,675
                                                  -----------
  Packaging & Containers-0.00%
  Pliant Corp., Series 144A, Warrants,
    exp. 06/01/10 +++                       20              2
                                                  -----------
  Retail Stores-0.03%
  Pathmark Stores, Inc., Warrants,
    exp. 09/19/10 +                        740          6,497
                                                  -----------
  Telecommunications - Integrated-0.00%
  Jazztel, PLC, Warrants, exp. 04/01/09 +++ 40            820
                                                  -----------
  Telecommunications - Wireline-0.02%
  GT Group Telecom, Inc., Warrants,
    exp. 02/01/10 +++                      100          2,985
                                                  -----------
    TOTAL RIGHTS AND WARRANTS                          14,850
    (Cost $16,014)                                -----------

    CORPORATE BONDS--77.55 %
                               Principal Value
                               ---------------
  Aerospace & Defense-1.80%
  Alliant Techsystems, Inc.,
    Series 144A, 8.500%,
    due 05/15/11++                   $  25,000         25,250
  Argo-Tech Corp., 8.625%,
    due 10/01/07                        70,000         62,650
  BE Aerospace, Inc., Series B,
    8.000%, due 03/01/08                50,000         48,125
  K&F Industries, Inc., Series B,
    9.250%, due 10/15/07                90,000         92,025
  L-3 Communications Corp., Series B,
    10.375%, due 05/01/07               50,000         52,563
  L-3 Communications Corp., Series B,
    8.000%, due 08/01/08                75,000         74,250
                                                  -----------
                                                      354,863
                                                  -----------

                       See notes to financial statements.

                                                                             113

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Automotive Parts & Equipment-1.32%
  Agco Corp., Series 144A, 9.500%,
    due 05/01/08++                   $ 130,000    $   125,450
  Hayes Lemmerz International Corp.,
    Series 144A, 11.875%,
    due 06/15/06++                      65,000         63,050
  Hayes Wheels International, Inc.,
    11.000%, due 07/15/06               37,000         30,710
  Hayes Wheels International, Inc.,
    Series B, 9.125%, due 07/15/07       5,000          3,775
  Lear Corp., 9.500%, due 07/15/06      35,000         36,313
                                                  -----------
                                                      259,298
                                                  -----------
  Broadcasting-12.86%
  Acme Television, LLC, Series B,
    10.875%, Step-up, due 09/30/04      25,000         23,500
  Adelphia Communications Corp.,
    Series B, 8.375%, due 02/01/08      50,000         45,750
  Adelphia Communications Corp.,
    9.375%, due 11/15/09                20,000         19,100
  Albritton Communications Co.,
    Series B, 9.750%, due 11/30/07      40,000         41,100
  Chancellor Media Corp., 8.000%,
    due 11/01/08                       190,000        197,125
  Benedek Communications Corp.,
    13.250%, Step-up, due 05/15/06      80,000         45,600
  Charter Communications Holdings,
    LLC, 8.250%, due 04/01/07          100,000         94,750
  Charter Communications Holdings,
    LLC, Zero Coupon, Step-up,
    due 04/01/11                       315,000        215,775
  CSC Holdings, Inc., Series B,
    8.125%, due 08/15/09               230,000        228,382
  Cumulus Media, Inc., 10.375%,
    due 07/01/08                         5,000          4,975
  Echostar Broadband Corp., 10.375%,
    due 10/01/07                        80,000         80,000
  EchoStar DBS Corp., 9.375%,
    due 02/01/09                       175,000        171,500
  Emmis Escrow Corp., Series 144A,
    Zero Coupon, Step-up,
    due 03/15/11++                     135,000         76,275
  Fox/Liberty Networks, LLC, 8.875%,
    due 08/15/07                        55,000         57,200
  Frontiervision, LP, 11.000%,
    due 10/15/06                        50,000         51,750
  Frontiervision Holdings, LP,
    Zero Coupon, Step-up, due 09/15/07  45,000         46,125
  Granite Broadcasting Corp., 10.375%,
    due 05/15/05                         5,000          3,475
  Granite Broadcasting Corp., 8.875%,
    due 05/15/08                        15,000         10,050

   CORPORATE BONDS--CONTINUED.

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Broadcasting-Continued
  Insight Midwest, LP/Insight Capital,
    Inc., 9.750%, due 10/01/09       $  90,000    $    93,150
  Lenfest Communications, Inc.,
    8.375%, due 11/01/05                40,000         42,845
  LIN Television Corp., 8.000%,
    Series 144A, due 01/15/08++         50,000         48,250
  LIN Television Corp., Zero Coupon,
    Step-up, due 03/01/08              300,000        234,000
  Mediacom Broadband, LLC, Series
    144A, 11.000%, due 07/15/13++      115,000        117,013
  Mediacom, LLC, Series 144A, 9.500%,
    due 01/15/13++                      45,000         43,200
  Paxon Communications Corp.,
    11.625%, due 10/01/02              205,000        207,050
  Radio One, Inc., Series 144A,
    8.875%, due 07/01/11++              60,000         60,000
  Spanish Broadcasting System, Inc.,
    9.625%, due 11/01/09               100,000         93,000
  Telemundo Group, Inc., Series B,
    Zero Coupon, Step-up,
    due 08/15/08                       125,000        101,875
  United International Holdings, Inc.,
    Series B, Zero Coupon, Step-up,
    due 02/15/08                        45,000         15,075
  XM Satellite Radio, Inc., 14.000%,
    due 03/15/10                        35,000         21,000
  Young Broadcasting, Inc., Series B,
    8.750%, due 06/15/07                50,000         46,625
                                                  -----------
                                                    2,535,515
                                                  -----------
  Building Construction-0.50%
  Atrium Companies, Inc., Series B,
    10.500%, due 05/01/09              110,000         99,000
                                                  -----------
  Building Materials-3.10%
  American Standard Companies, Inc.,
    7.125%, due 02/15/03               100,000         99,250
  American Standard Companies, Inc.,
    7.375%, due 02/01/08               130,000        128,375
  American Standard Companies, Inc.,
    7.625%, due 02/15/10                20,000         19,750
  Building Materials Holding Corp.,
    Series B, 7.750%, due 07/15/05      50,000         30,500
  Building Materials Holding Corp.,
    Series B, 8.625%, due 12/15/06      65,000         38,350
  Formica Corp., Series B, 10.875%,
    due 03/01/09                        50,000         30,000

                       See notes to financial statements.

114

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Building Materials-Continued
  MMI Products, Inc., Series B,
    11.250%, due 04/15/07            $ 150,000    $   139,500
  Nortek, Inc., Series B, 9.250%,
    due 03/15/07                        70,000         68,950
  Nortek, Inc., Series B, 8.875%,
    due 08/01/08                        35,000         33,688
  Synthetic Industries, Inc., Series
    144A, 17.000%, due 06/14/08++       41,250         22,688
                                                  -----------
                                                      611,051
                                                  -----------
  Building Services-1.73%
  D.R. Horton, Inc., 9.750%,
    due 09/15/10                        50,000         51,000
  D.R. Horton, Inc., 9.375%,
    due 03/15/11                       250,000        250,000
  Lennar Corp., Series B, 9.950%,
    due 05/01/10                         5,000          5,375
  Meritage Corp., Series 144A, 9.750%,
    due 06/01/11++                      35,000         34,825
                                                  -----------
                                                      341,200
                                                  -----------
  Chemicals-1.91%
  Huntsman ICI Chemicals, LLC,
    10.125%, due 07/01/09              100,000         98,500
  Lyondell Chemical Co., Series A,
    9.625%, due 05/01/07                25,000         24,875
  Lyondell Chemical Co., Series B,
    9.875%, due 05/01/07                65,000         64,513
  MacDermid, Inc., Series 144A,
    9.125%, due 07/15/11++              50,000         50,250
  PMD Group, Inc., Series 144A,
    11.000%, due 02/28/11++             75,000         76,125
  Sovereign Specialty Chemicals, Inc.,
    11.875%, due 03/15/10               40,000         36,000
  Sterling Chemicals, Inc., Series B,
    12.375%, due 07/15/06 +             10,000          7,800
  Sterling Chemicals, Inc., Series A,
    11.250%, due 04/01/07 +             75,000         18,000
                                                  -----------
                                                      376,063
                                                  -----------
  Commercial Services-1.64%
  Autotote Corp., Series B, 12.500%,
    due 08/15/10                        30,000         29,850
  Iron Mountain, Inc., 10.125%,
    due 10/01/06                        25,000         26,313
  Iron Mountain, Inc., 9.125%,
    due 07/15/07                        60,000         62,700
  Williams Scotsman, Inc., 9.875%,
    due 06/01/07                       215,000        204,250
                                                  -----------
                                                      323,113
                                                  -----------

   CORPORATE BONDS--CONTINUED.

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Computer Information & Technology-0.79%
  Unisys Corp., 8.125%,
    due 06/01/06                     $  90,000    $    87,525
  Unisys Corp., 7.875%, due 04/01/08    70,000         67,375
                                                  -----------
                                                      154,900
                                                  -----------
  Cosmetics & Personal Care - 0.52%
  Remington Product Company, LLC,
    Series 144A, 11.000%, due
    05/15/06++                          60,000         58,275
  Remington Product Company, LLC,
    Series B, 11.000%, due 05/15/06     45,000         43,706
                                                  -----------
                                                      101,981
                                                  -----------
  Educational Services-0.28%
  Kindercare Learning Centers, Inc.,
    Series B, 9.500%, due 02/15/09      55,000         54,450
                                                  -----------
  Electrical Equipment-0.68%
  Motors & Gears, Inc., Series D,
    10.750%, due 11/15/06              135,000        134,663
                                                  -----------
  Electronic Components-0.26%
  Moog, Inc., Series B, 10.000%,
    due 05/01/06                        50,000         50,500
                                                  -----------
  Electronics - Semiconductors-0.21%
  Amkor Technology, Inc., Series 144A,
    9.250%, due 02/15/08++              45,000         42,300
                                                  -----------
  Entertainment & Leisure-7.75%
  Ameristar Casinos, Inc., Series 144A,
    10.750%, due 02/15/09++             80,000         83,600
  Argosy Gaming Co., 10.750%,
    due 06/01/09                        80,000         86,000
  Aztar Corp., 8.875%, due 05/15/07     85,000         85,425
  Boyd Gaming Corp., 9.500%,
    due 07/15/07                        30,000         29,700
  Coast Hotels & Casinos, Inc.,
    9.500%, due 04/01/09               200,000        204,500
  Hollywood Park, Inc., Series B,
    9.250%, due 02/15/07               100,000         92,000
  Horseshoe Gaming, Series B, 8.625%,
    due 05/15/09                        65,000         65,000
  Isle of Capri Casinos, Inc.,
    8.750%, due 04/15/09               115,000        105,081
  Mandalay Resort Group, 9.500%,
    due 08/01/08                       155,000        162,169
  MGM Grand, Inc., 9.750%,
    due 06/01/07                        90,000         96,075

                       See notes to financial statements.

                                                                             115

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Entertainment & Leisure-Continued
  MGM Mirage, Inc., 8.375%,
    due 02/01/11                     $ 180,000    $   181,125
  Park Place Entertainment Corp.,
    8.875%, due 09/15/08               220,000        226,050
  Station Casinos, Inc., 8.875%,
    due 12/01/08                        95,000         95,000
  Station Casinos, Inc., 9.875%,
    due 07/01/10                        15,000         15,544
                                                  -----------
                                                    1,527,269
                                                  -----------
  Environmental Controls-0.86%
  Allied Waste North America,
    Series B, 7.625%, due 01/01/06     135,000        133,481
  Allied Waste North America,
    Series 144A, 8.875%,
    due 04/01/08++                      35,000         35,919
                                                  -----------
                                                      169,400
                                                  -----------
  Financial Services-0.53%
  Commercial Mortgage Acceptance Corp.,
    5.440%, due 05/15/13               140,000         94,855
  Madison River Capital, LLC, 13.250%,
    due 03/01/10                        20,000          9,600
                                                  -----------
                                                      104,455
                                                  -----------
  Food Products-0.52%
  Michael Foods, Inc., Series 144A,
    11.750%, due 04/01/11++            100,000        102,500
                                                  -----------
  Food Service & Restaurants-0.73%
  Fleming Companies, Inc., Series 144A,
    10.125%, due 04/01/08++            140,000        143,500
                                                  -----------
  Forest Products & Paper-1.63%
  Buckeye Technologies, Inc., 8.500%,
    due 12/15/05                        40,000         39,600
  Buckeye Technologies, Inc., 9.250%,
    due 09/15/08                        40,000         40,600
  Fibermark, Inc., 10.375%, Series 144A,
    due 04/15/11++                     120,000        120,600
  Specialty Paperboard, Inc., 9.375%,
    due 10/15/06                        70,000         64,400
  U.S. Timberlands Company, LP, 9.625%,
    due 11/15/07                        70,000         56,000
                                                  -----------
                                                      321,200
                                                  -----------
  Healthcare-4.13%
  Beverly Enterprises, Inc., Series
    144A, 9.625%, due 04/15/09++       225,000        230,625
  Fresenius Medical Capital Trust II,
    7.875%, due 02/01/08                    40         39,000
  Triad Hospitals, Inc., Series 144A,
    8.750%, due 05/01/09++             210,000        213,675

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Healthcare-Continued
  HCA-The Healthcare Co., 7.875%,
    due 02/01/11                     $ 200,000    $   201,628
  Prime Medical Services, Inc.,
    8.750%, due 04/01/08                60,000         52,200
  Tenet Healthcare Corp., 8.000%,
    due 01/15/05                        75,000         77,813
                                                  -----------
                                                      814,941
                                                  -----------
  Home Furnishings-0.74%
  Sealy Mattress Co., Series 144A,
    9.875%, due 12/15/07++              30,000         29,625
  Simmons Co., Series B, 10.250%,
    due 03/15/09                       120,000        116,400
                                                  -----------
                                                      146,025
                                                  -----------
  Internet Services-0.17%
  Exodus Communications, Inc.,
    11.250%, due 07/01/08               50,000         17,250
  Exodus Communications, Inc.,
    11.625%, due 07/15/10               30,000         10,350
  PSINet, Inc., 11.500%,
    due 11/01/08 +                      10,000            600
  PSINet, Inc., 11.000%,
    due 08/01/09 +                     100,000          6,000
                                                  -----------
                                                       34,200
                                                  -----------
  Lodging-1.75%
  Felcor Lodging, LP, Series 144A,
    8.500%, due 06/01/11++              50,000         47,750
  HMH Properties, Inc., Series C,
    8.450%, due 12/01/08               305,000        296,613
                                                  -----------
                                                      344,363
                                                  -----------
  Machinery-1.69%
  Columbus McKinnon Corp., 8.500%,
    due 04/01/08                        90,000         81,450
  Manitowoc Company, Inc., Series 144A,
    10.375%, due 05/15/11++             45,000         38,287
  Numatics, Inc., Series B, 9.625%,
    due 04/01/08                        35,000         22,050
  Simonds Industries, Inc., 10.250%,
    due 07/01/08                        35,000         22,750
  Terex Corp., Series 144A, 10.375%,
    due 04/01/11++                     150,000        154,500
  Thermadyne Holdings Corp., 9.875%,
    due 06/01/08 +                      30,000         11,438
  Thermadyne Holdings Corp., Zero
    Coupon, Step-up, due 06/01/08 +    150,000          2,250
                                                  -----------
                                                      332,725
                                                  -----------
  Manufacturing--2.45%
  Actuant Corp., 13.000%,
    due 05/01/09                       120,000        121,200
  Blount International, Inc., 7.000%,
    due 06/15/05                        30,000         22,425

                       See notes to financial statements.

116

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Manufacturing--Continued
  Blount International, Inc., 13.000%,
    due 08/01/09                     $  50,000    $    28,875
  Dresser, Inc., Series 144A, 9.375%,
    due 04/15/11++                     150,000        151,875
  International Knife & Saw, Inc.,
    11.375%, due 11/15/06 +             50,000          4,875
  Samsonite Corp., 10.750%,
    due 06/15/08                       185,000        154,475
                                                  -----------
                                                      483,725
                                                  -----------
  Medical Products-0.76%
  ALARIS Medical Systems, Inc., 9.750%,
    due 12/01/06                        45,000         34,650
  Alliance Imaging, Inc., Series 144A,
    10.375%, due 04/15/11++             65,000         66,625
  Fisher Scientific International, Inc.,
    9.000%, due 02/01/08                50,000         49,250
                                                  -----------
                                                      150,525
                                                  -----------
  Mining & Metals - Ferrous &
       Nonferrous-2.96%
  AK Steel Holding Corp., 9.125%,
    due 12/15/06                        23,000         23,575
  Century Aluminum Co., Series 144A,
    11.750%, due 04/15/08++            200,000        208,000
  Commonwealth Aluminum Corp.,
    10.750%, due 10/01/06               45,000         40,950
  Earle M. Jorgensen Co., Series B,
    9.500%, due 04/01/05               110,000        105,600
  Haynes International, Inc., 11.625%,
    due 09/01/04                        60,000         32,100
  Kaiser Aluminum & Chemical Corp.,
    9.875%, due 02/15/02                50,000         49,250
  Oxford Automotive, Inc., Series D,
    10.125%, due 06/15/07               15,000          9,150
  P & L Coal Holdings Corp., 9.625%,
    due 05/15/08                        93,000         98,115
  WCI Steel, Inc., Series B, 10.000%,
    due 12/01/04                        25,000         17,000
                                                  -----------
                                                      583,740
                                                  -----------
  Motor Vehicle Manufacturing-0.15%
  Navistar International Corp.,
    Series 144A, 9.375%,
    due 06/01/06++                      30,000         30,450
                                                  -----------
  Office Equipment-0.28%
  General Binding Corp., 9.375%,
    due 06/01/08                        80,000         54,400
                                                  -----------

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Oil & Gas - Distribution & Marketing-0.19%
  Clark USA, Inc., Trizec, 10.875%,
    due 12/01/05                     $   5,000    $     4,050
  Clark R&M, Inc., 8.625%,
    due 08/15/08                        40,000         34,000
                                                  -----------
                                                       38,050
                                                  -----------
  Oil & Gas - Integrated-0.17%
  Pioneer Natural Resources Co., 9.625%,
    due 04/01/10                        30,000         32,874
                                                  -----------
  Oil & Gas Producers-1.53 %
  Chesapeake Energy Corp., Series 144A,
    8.125%, due 04/01/11++              85,000         79,475
  Continental Resources, Inc., 10.250%,
    due 08/01/08                        25,000         21,750
  Forest Oil Corp., 10.500%,
    due 01/15/06                        25,000         26,500
  HS Resources, Inc., 9.250%,
    due 11/15/06                        65,000         68,088
  HS Resources, Inc., Series B, 9.250%,
    due 11/15/06                        55,000         57,613
  Mission Resources Corp., Series 144A,
    10.875%, due 04/01/07++             50,000         49,125
                                                  -----------
                                                      302,551
                                                  -----------
  Oil & Gas Services & Equipment-0.78%
  Grant Prideco, Inc., Series 144A,
    9.625%, due 12/01/07++              30,000         30,975
  R & B Falcon Corp., 9.500%,
    due 12/15/08                        45,000         52,202
  Sesi, LLC, Series 144A, 8.875%,
    due 05/15/11++                      70,000         70,175
                                                  -----------
                                                      153,352
                                                  -----------
  Packaging & Containers-2.46%
  Applied Extrusion Technologies, Inc.,
    Series B, 11.500%, due 04/01/02     15,000         15,019
  Applied Extrusion Technologies, Inc.,
    Series 144A, 10.750%,
    due 07/01/11++                      40,000         40,400
  Ball Corp., 8.250%, due 08/01/08      60,000         60,750
  Gaylord Container Corp., Series B,
    9.375%, due 06/15/07                20,000         12,600
  Gaylord Container Corp., Series B,
    9.750%, due 06/15/07                45,000         28,350
  Gaylord Container Corp., Series B,
    9.875%, due 02/15/08                65,000         15,600
  Huntsman Packaging Corp., 13.000%,
    due 06/01/10                        20,000         15,300
  Riverwood International Corp.,
    10.250%, due 04/01/06              125,000        125,625
  Riverwood International Corp.,
    Series 144A, 10.625%,
    due 08/01/07++                      70,000         71,400
  Silgan Holdings, Inc., 9.000%,
    due 06/01/09                       100,000         99,000
                                                  -----------
                                                      484,044
                                                  -----------

                       See notes to financial statements.

                                                                             117

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Publishing & Printing-1.01%
  Hollinger International Publishing,
    Inc., 9.250%, due 03/15/07       $  50,000    $    50,250
  Liberty Group Operating, Inc.,
    9.375%, due 02/01/08                20,000         14,000
  Primedia, Inc., Series 144A, 8.875%,
    due 05/15/11++                      70,000         64,750
  Transwestern Publishing Company,
    LLC/Capital Corp., Series 144A,
    9.625%, due 11/15/07++              20,000         20,150
  World Color Press, Inc., 8.375%,
    due 11/15/08                        25,000         25,273
  World Color Press, Inc., 7.750%,
    due 02/15/09                        25,000         24,464
                                                  -----------
                                                      198,887
                                                  -----------
  Retail Stores-1.35%
  Duane Reade, Inc., 9.250%,
    due 02/15/08                        50,000         49,625
  Finlay Fine Jewelery Corp., 8.375%,
    due 05/01/08                       110,000        102,300
  Finlay Fine Jewelery Corp., 9.000%,
    due 05/01/08                        10,000          9,200
  Kmart Corp., 7.750%, due 10/01/12    125,000        104,921
                                                  -----------
                                                      266,046
                                                  -----------
  Telecommunications - Equipment &
        Services-3.58%
  American Tower Corp., Series 144A,
    9.375%, due 02/01/09++             105,000         97,913
  Global Crossing, Series 144A,
    8.700%, due 08/01/07++             155,000        117,800
  Global Crossing Holdings, Ltd.,
    9.625%, due 05/15/08               130,000        102,700
  ITC^DeltaCom, Inc., 11.000%,
    due 06/01/07                        95,000         62,700
  Level 3 Communications, Inc.,
    9.125%, due 05/01/08               130,000         53,950
  Metromedia Fiber Network, Inc.,
    10.000%, due 11/15/08               85,000         32,300
  NorthEast Optic Network, Inc.,
    12.750%, due 08/15/08               10,000          2,800
  Spectrasite Holdings, Inc., Zero
    Coupon, Step-up, due 07/15/08       25,000         13,438
  Spectrasite Holdings, Inc., Zero
    Coupon, Step-up, due 04/15/09      205,000         94,300
  Spectrasite Holdings, Inc., Series
    B, 10.750%, due 03/15/10            20,000         17,000
  Time Warner Telecom, LLC, 9.750%,
    due 07/15/08                        75,000         67,313

   CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Telecommunications - Continued
  Time Warner Telecom, Inc., 10.125%,
    due 02/01/11                     $  45,000    $    40,500
  Williams Communications Group, Inc.,
    11.700%, due 08/01/08                5,000          2,075
                                                  -----------
                                                      704,789
                                                  -----------
  Telecommunications - Integrated-3.38 %
  Hyperion Telecommunications, Inc.,
    12.000%, due 11/01/07               55,000         25,300
  Citizens Communications Co., 9.250%,
    due 05/15/11                        20,000         20,792
  McLeodUSA, Inc., 8.125%,
    due 02/15/09                       120,000         63,600
  NEXTLINK Communications, Inc.,
    9.625%, due 10/01/07                30,000          8,700
  NEXTLINK Communications, Inc.,
    10.750%, due 06/01/09              175,000         56,000
  NTL, Inc., Series B, Zero Coupon,
    Step-up, due 04/01/08              175,000         76,125
  NTL Communications Corp., Series B,
    Zero Coupon, Step-up,
    due 10/01/08                       290,000        127,600
  Pemex Project, 9.125%, due 10/13/10  140,000        148,225
  SBA Communications Corp., Zero
    Coupon, Step-up, due 03/01/08      175,000        140,000
                                                  -----------
                                                      666,342
                                                  -----------
  Telecommunications - Wireless-5.04%
  Alamosa PCS Holdings, Inc., Zero
    Coupon, Step-up, due 02/15/10      175,000         80,500
  American Cellular Corp., Series
    144A, 9.500%, due 10/15/09++       200,000        188,000
  AT&T Wireless Group, 7.875%,
    due 03/01/11                        75,000         75,143
  Centennial Cellular Corp., 10.750%,
    due 12/15/08                        95,000         87,875
  Crown Castle International Corp.,
    10.750%, due 08/01/11               90,000         87,075
  Nextel Communications, Inc., Zero
    Coupon, Step-up, due 10/31/07       50,000         33,313
  Nextel Communications, Inc., Zero
    Coupon, Step-up, due 02/15/08      160,000        100,000
  Nextel Communications, Inc., Series
    144A, 9.500%, due 02/01/11++       185,000        144,994
  Nextel International, Inc., Zero
    Coupon, Step-up, due 04/15/08       35,000          7,350
  Nextel International, Inc., 12.750%,
    due 08/01/10                        45,000         13,050
  Rural Cellular Corp., Series B,
    9.625%, due 05/15/08                80,000         77,600

                       See notes to financial statements.

118

JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    CORPORATE BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Telecommunications - Wireless - Continued
  Triton PCS, Inc., Zero Coupon,
    Step-up, due 05/01/08            $  30,000    $    24,188
  VoiceStream Wireless Corp.,
    10.375%, due 11/15/09               20,000         22,800
  Western Wireless Corp., 10.500%,
    due 02/01/07                        50,000         51,500
                                                  -----------
                                                      993,388
                                                  -----------
  Telecommunications - Wireline-0.80%
  Allegiance Telecom, Inc., Series B,
    Zero Coupon, Step-up, due 02/15/08  40,000         22,800
  Allegiance Telecom, Inc., 12.875%,
    due 05/15/08                        50,000         44,000
  Focal Communications Corp., 11.875%,
    due 01/15/10                        50,000         16,063
  MJD Communications, Inc., Series B,
    9.500%, due 05/01/08                45,000         36,000
  TeleCorp PCS, Inc., 10.625%,
    due 07/15/10                        40,000         37,600
  Viatel, Inc., Zero Coupon, Step-up,
    due 04/15/08                        15,000            300
                                                  -----------
                                                      156,763
                                                  -----------
  Textiles & Apparel-0.59%
  J. Crew Operating Corp., 10.375%,
    due 10/15/07                        55,000         46,750
  Westpoint Stevens, Inc., 7.875%,
    due 06/15/08                       185,000         69,375
                                                  -----------
                                                      116,125
                                                  -----------
  Transportation-0.48%
  GulfMark Offshore, Inc., 8.750%,
    due 06/01/08                        95,000         94,525
                                                  -----------
  Utilities - Electric & Gas-0.74%
  AES Corp., 8.875%, due 02/15/11      150,000        146,625
                                                  -----------
  Wholesale Distributor-0.75%
  United Stationers Supply Co., 8.375%,
    due 04/15/08                       150,000        148,500
                                                  -----------

    TOTAL CORPORATE BONDS                          15,285,176
    (Cost $16,794,134)                            -----------

    FOREIGN BONDS--7.23%

  Beverages-0.07%
  Fage Dairy Industries, SA, 9.000%,
    due 02/01/07                        15,000         14,250
                                                  -----------

    FOREIGN BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Broadcasting-1.82%
  Callahan Nordrhein-Westfalen,
    Series 144A, 14.000%,
    due 07/15/10++                   $ 185,000    $   151,700
  Ekabel Hessen GMBH, Series 144A,
    14.500%, due 09/01/10++             80,000         61,600
  Telewest Communications, PLC,
    9.625%, due 10/01/06                45,000         37,575
  Telewest Communications, PLC,
    11.000%, Step-up, due 10/01/07      25,000         21,063
  Telewest Communications, PLC,
    9.875%, due 02/01/10                10,000          8,400
  Telewest Communications, PLC, Zero
    Coupon, Step-up, due 02/01/10       50,000         23,750
  United Pan-Europe Communications,
    NV, Series B, 10.875%,
    due 08/01/09                       100,000         35,250
  United Pan-Europe Communications,
    NV, Series B, 11.250%,
    due 02/01/10                        40,000         15,000
  United Pan-Europe Communications,
    NV, Series B, 13.750%,
    due 02/01/10                        30,000          4,500
                                                  -----------
                                                      358,838
                                                  -----------
  Chemicals-0.05%
  PCI Chemicals Canada, Inc., 9.250%,
    due 10/15/07                        20,000          9,700
                                                  -----------
  Electronic Components-0.25%
  Flextronics International, Ltd.,
    9.875%, due 07/01/10                50,000         49,750
                                                  -----------
  Financial Services-0.53%
  Ono Finance, PLC, 13.000%,
    due 05/01/09                       105,000         78,750
  Ono Finance, PLC, UNIT, Series 144A,
    14.000%, due 02/15/11++             30,000         25,500
                                                  -----------
                                                      104,250
                                                  -----------
  Insurance-0.41%
  Willis Corroon Corp., 9.000%,
    due 02/01/09                        80,000         81,400
                                                  -----------
  Lodging-0.26%
  Prime Hospitality Corp., Series B,
    9.750%, due 04/01/07                50,000         51,000
                                                  -----------
  Mining & Metals - Ferrous &
        Nonferrous-0.18%
  Russel Metals, Inc., UNIT, 10.000%,
    due 06/01/09                         5,000         34,825
                                                  -----------

                       See notes to financial statements.

                                                                             119

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            HIGH YIELD BOND PORTFOLIO

   SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)-CONTINUED

    FOREIGN BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Oil & Gas Producers-0.07%
  Ocean Rig Norway, ASA, 10.250%,
    due 06/01/08                     $  15,000    $    13,538
                                                  -----------
  Publishing & Printing-1.11%
  Canwest Media, Inc., Series 144A,
    10.625%, due 05/15/11++             15,000         15,225
  Quebecor Media, Inc., Series 144A,
    11.125%, due 07/15/11++            205,000        204,488
                                                  -----------
                                                      219,713
                                                  -----------
  Telecommunications - Equipment &
        Services-0.57%
  Energis, PLC, 9.750%, due 06/15/09    95,000         82,650
  PTC International Finance II, SA,
    11.250%, due 12/01/09               30,000         29,400
                                                  -----------
                                                      112,050
                                                  -----------
  Telecommunications - Integrated-0.07%
  Jazztel, PLC, 14.000%, due 04/01/09   35,000         12,950
                                                  -----------
  Telecommunications - Wireless-0.39%
  Dolphin Telecom, PLC, Zero Coupon,
    Step-up, due 06/01/08              100,000          3,000
  Dolphin Telecom, PLC, Series B, Zero
    Coupon, Step-up, due 05/15/09       25,000            500
  Millicom International Cellular, SA,
    13.500%, Step-up, due 06/01/06      85,000         73,100
                                                  -----------
                                                       76,600
                                                  -----------
  Telecommunications - Wireline-1.45%
  Worldwide Fiber, Inc., 12.000%,
    due 08/01/09 +                      40,000            500
  Colt Telecom Group, PLC, Zero
    Coupon, Step-up, due 12/15/06      135,000        121,500
  Comple Tel Europe, NV, Series B,
    Zero Coupon, Step-up, due 02/15/09  50,000         15,500


    FOREIGN BONDS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Telecommunications - Continued
  Esprit Telecom Group, PLC, 10.875%,
    due 06/15/08 +                   $  15,000    $       319
  GT Group Telecom, Inc., Zero Coupon,
    Step-up, due 02/01/10              100,000         31,500
  Hermes Europe Railtel, BV, 10.375%,
    due 01/15/09                        45,000          7,200
  MetroNet Communications Corp., Zero
    Coupon, Step-up, due 11/01/07       25,000         23,503
  Tele1 Europe, BV, 13.000%,
    due 05/15/09                       100,000         55,000
  Versatel Telecom, BV, 13.250%,
    due 05/15/08                        80,000         30,400
                                                  -----------
                                                      285,422
                                                  -----------

    TOTAL FOREIGN BONDS                             1,424,286
    (Cost $1,957,125)                             -----------

    SHORT-TERM OBLIGATIONS--13.16 %

  Government Agency-13.16%
  Federal Home Loan Bank, 3.940%,
    due 07/02/01                     2,594,000      2,593,418
                                                  -----------

    TOTAL SHORT-TERM OBLIGATIONS                    2,593,418
    (Cost $2,593,428)                             -----------

    TOTAL INVESTMENTS
    (Cost $21,642,137)                  99.29%     19,569,195
  Other assets, less liabilities         0.71         140,498
                                       -------    -----------

    TOTAL NET ASSETS                   100.00%    $19,709,693
                                       =======    ===========

+  Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. The security is restricted from sale to the public and may only be sold to a qualified institutional buyer. At June 30, 2001, the market value of the 144A securities was $3,908,902 or 19.83% of net assets.

                       See notes to financial statements.
120

JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

"Although rates seem to reflect the belief that the Fed is near the end of its rate-cutting program, economic fundamentals are very mixed, and the Fed will likely wait for additional data over the next couple of months to gain a better picture of the economic outlook for the second half of the year."

                                        --Terri A. Vittozzi, Portfolio Manager--


                 INCEPTION DATE
                 August 1, 1985

-----------------------------------------------

                  FUND MANAGER
    Massachusetts Financial Services Company

-----------------------------------------------

       INVESTMENT OBJECTIVE AND STRATEGY
To achieve the highest possible current income,
  consistent with preservation of capital and maintenance of liquidity.

-----------------------------------------------

           NET ASSETS AS OF 06/30/01
                  $53,647,744

-----------------------------------------------

               NUMBER OF HOLDINGS
                       34

-----------------------------------------------

        DOLLAR WEIGHTED AVERAGE MATURITY
                    38 Days


---------------------
   IN THIS SECTION
---------------------

   Portfolio Facts

      Portfolio
     Composition

Financial Highlights

     Schedule of
Portfolio Investments

---------------------


   TERRI A. VITTOZZI

o Joined MFS in 1992
o M.B.A. from Bentley
  College
o Bachelors degree from
  Babson College

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

[pie chart]
Short-Term Obligations-100%


   Following one of the most aggressive campaigns to cut interest rates, the Federal Reserve Board (the Fed) reduced the fed funds rate from 6.5% in early January to 3.75% at the end of June. While we've seen the yield on the JPVF Money Market Portfolio decline during the period, the Portfolio's positive results provided a safe haven for many investors, relative to more risky investments.

   In anticipation of the Fed's rate reductions, early in the period we lengthened the Portfolio's maturity and targeted 55-65 days for the average maturity of the Portfolio's holdings. By doing so, we were able to lock in higher yields in a declining interest rate environment; at the same time our goal was to protect the Portfolio from possible credit problems by avoiding money market securities with longer maturities. Toward the end of the period, we maintained our outlook for short-term interest rates and targeted 50 days for the average maturity of the Portfolio's holdings.

   Although rates seem to reflect the belief that the Fed is near the end of its rate-cutting program, economic fundamentals are very mixed, and the Fed will likely wait for additional data over the next couple months to gain a better picture of the economic outlook for the second half of the year. At that point, we think the Fed could go either way with interest rates, although its clear goal is to steer the economy toward sustainable economic growth. The Portfolio is currently positioned to take advantage of a relatively stable interest rate environment in the near term.

   We continue to limit the Portfolio's investments to securities issued or guaranteed by the U.S. Treasury, agencies, or instrumentalities of the U.S. government, as well as to the highest quality corporate and bank issues, in order to provide maximum security against credit risk. On June 30, 2001, approximate 57% of the Portfolio was invested in high-quality commercial paper, with the balance invested in U.S. government or government-guaranteed issues.


                        PERCENT OF
PORTFOLIO QUALITY       PORTFOLIO++

AAA                        100.00%

7 Day Effective Yield        3.71%

++Represents market value of investments plus cash.

Past performance is not indicative of future results. Shares of the portfolio are offered through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

                 FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FINANCIAL HIGHLIGHTS

                                          (Unaudited)
                                          Six Months    Year Ended     Year Ended     Year Ended    Year Ended     Year Ended
                                          Ended June     December       December       December      December       December
                                           30, 2001      31, 2000       31, 1999       31, 1998      31, 1997       31, 1996
  Net asset value, beginning of period    $    10.92    $    10.85     $    10.37     $    10.23     $   10.25      $   10.27

  Income From Investment Operations
   Net investment income                        0.15          0.64           0.44           0.35          0.52           0.50
   Net gains and losses on securities
     (both realized and unrealized)             0.10         (0.03)          0.04           0.14         (0.02)         (0.02)
                                          ----------    ----------     ----------     ----------     ---------      ---------

   Total from investment operations             0.25          0.61           0.48           0.49          0.50           0.48

  Less Distributions to Shareholders
   Dividends from net investment income        (0.15)        (0.54)                        (0.35)        (0.52)         (0.50)
   Dividends in excess of net
     investment income                         (0.19)
   Distributions from capital gains
   Distributions in excess of capital gains
   Returns of capital
                                          ----------    ----------     ----------     ----------     ---------      ---------

   Total distributions                         (0.34)        (0.54)          0.00          (0.35)        (0.52)         (0.50)

  Net asset value, end of period          $    10.83    $    10.92     $    10.85     $    10.37     $   10.23      $   10.25
                                          ==========    ==========     ==========     ==========     =========      =========

  Total Return (A)                              2.38%         5.90%          4.57%          4.86%         4.86%          4.65%

  Ratios to Average Net Assets: (B)
   Expenses                                     0.59%         0.57%          0.60%          0.64%         0.60%          0.62%
   Net investment income                        4.58%         5.74%          4.46%          4.74%         4.74%          4.54%

  Portfolio Turnover Rate (C)                    N/A           N/A            N/A            N/A           N/A            N/A

  Net Assets, At End of Period            $53,647,744   $30,304,739    $36,381,953    $24,416,645    $9,435,454     $7,896,257

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not be annualized.

(B) Ratios are calculated on an annualized basis.

(C) There were no purchases and/or sales of securities other than short term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                             MONEY MARKET PORTFOLIO

        SCHEDULE OF PORTFOLIO INVESTMENTS AS OF JUNE 30, 2001 (UNAUDITED)

    SHORT-TERM OBLIGATIONS--100.04 %

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Agricultural Operations-6.04%
  Archer-Daniels-Midland Co.,
    4.500%, due 08/07/01            $1,100,000    $ 1,094,903
  Cargill, Inc., 4.110%,
    due 07/02/01                     2,146,000      2,145,510
                                                  -----------
                                                    3,240,413
                                                  -----------
  Banking-3.89%
  Bank of America, 3.820%,
   due 08/06/01                      1,100,000      1,095,681
  Wells Fargo & Co., 3.610%,
    due 08/24/01                     1,000,000        994,485
                                                  -----------
                                                    2,090,166
                                                  -----------
  Chemicals-4.00%
  Dow Chemical Co., 4.150%,
    due 07/02/01                     2,146,000      2,145,505
                                                  -----------
  Cosmetics & Personal Care-1.86%
  Gillette Co., The, 4.640%,
    due 07/20/01                     1,000,000        997,422
                                                  -----------
  Financial Services-23.76%
  American Express Co., 3.720%,
    due 09/12/01                     1,000,000        992,570
  Caterpillar Financial Services
    Corp., 4.200%, due 07/19/01      1,000,000        997,784
  Citigroup, Inc., 4.130%,
    due 07/02/01                     2,146,000      2,145,508
  Ford Motor Credit Co., 3.600%,
    due 09/14/01                     1,000,000        992,374
  General Electric Capital Corp.,
    4.100%, due 07/02/01             1,154,000      1,153,737
  General Electric Capital Corp.,
    3.730%, due 09/10/01             1,000,000        992,765
  MetLife Funding, Inc., 3.650%,
    due 09/27/01                     1,100,000      1,090,219
  Morgan Stanley Dean Witter & Co.,
    3.700%, due 10/02/01             1,100,000      1,089,682
  Prudential Financial, Inc., 4.110%,
    due 07/02/01                     2,146,000      2,145,510
  Verizon Global Funding Corp.,
    3.940%, due 07/19/01             1,150,000      1,147,609
                                                  -----------
                                                   12,747,758
                                                  -----------
  Food Products-1.85%
  Campbell Soup Co., 5.280%,
    due 08/03/01                     1,000,000        995,014
                                                  -----------

    SHORT-TERM OBLIGATIONS--CONTINUED

  Company                      Principal Value   Market Value
-------------------------------------------------------------
  Government Agency-43.41%
  Fannie Mae, 3.550%, due 09/13/01  $1,000,000    $   992,578
  Fannie Mae, 4.380%, due 10/04/01   2,000,000      1,980,938
  Fannie Mae, 4.280%, due 10/11/01   2,000,000      1,979,520
  Fannie Mae, 3.635%, due 12/06/01   1,000,000        984,082
  Federal Agricultural Mortgage
    Corp., 4.600%, due 07/03/01      2,000,000      1,999,242
  Freddie Mac, 4.130%, due 07/26/01  2,500,000      2,492,536
  Freddie Mac, 3.890%, due 08/16/01  1,500,000      1,492,382
  Freddie Mac, 4.230%, due 10/03/01  2,000,000      1,981,142
  Sallie Mae, 3.940%, due 07/02/01   9,390,000      9,387,943
                                                  -----------
                                                   23,290,363
                                                  -----------
  Insurance-3.72%
  American General Corp., 4.170%,
    due 07/25/01                     1,000,000        997,104
  General Re Corp., 4.200%,
    due 07/27/01                     1,000,000        996,850
                                                  -----------
                                                    1,993,954
                                                  -----------
  Oil & Gas Services & Equipment-2.04%
  Halliburton Co., 3.750%,
    due 09/11/01                     1,100,000      1,091,934
                                                  -----------
  Publishing & Printing-1.85%
  Tribune Co., 3.700%, due 09/14/01  1,000,000        992,374
                                                  -----------
  Retail Stores-3.72%
  May Department Stores Co., The,
    3.950%, due 07/27/01             1,000,000        997,037
  Wal-Mart Stores, Inc., 3.670%,
    due 07/24/01                     1,000,000        997,783
                                                  -----------
                                                    1,994,820
                                                  -----------
  Telecommunications - Integrated-1.86 %
  SBC Communications, Inc., 3.870%,
    due 08/13/01                     1,000,000        995,396
                                                  -----------
  Telecommunications - Wireline-2.04%
  Bell South Corp., 3.820%,
    due 08/10/01                     1,100,000      1,095,214
                                                  -----------

    TOTAL SHORT-TERM OBLIGATIONS                   53,670,333
    (Cost $53,657,427)                            -----------

    TOTAL INVESTMENTS
    (Cost $53,657,427)                 100.04%     53,670,333
  Other assets, less liabilities        (0.04)        (22,589)
                                       -------    -----------

    TOTAL NET ASSETS                   100.00%    $53,647,744
                                       =======    ===========

                       See notes to financial statements.
124

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

                                                               Emerging          Mid-Cap          Capital
                                                Growth          Growth           Growth           Growth
                                              Portfolio        Portfolio        Portfolio        Portfolio
Assets

Investments, at cost                        $  49,871,389    $ 140,527,340    $   9,767,921    $ 256,488,386
                                            =============    =============    =============    =============
Investments, at market value
  (Notes B and C)                           $  52,120,766    $ 133,802,622    $   9,988,179    $ 299,630,125
Cash                                            6,414,886                           286,492        6,647,094
Accrued investment income                          25,926           49,734            1,343           40,487
Receivable for portfolio securities sold        2,599,595       40,634,505          434,133          624,663
Receivable for foreign currency contracts                            3,223
Receivable for daily variation on
  future contracts
Other assets
                                            -------------    -------------    -------------    -------------
  Total Assets                                 61,161,173      174,490,084       10,710,147      306,942,369

Liabilities

Amounts owed to banks                                               11,438
Payable for portfolio securities purchased      4,157,215       40,387,060          369,526
Accrued investment advisory fees (Note D)          33,928           85,350            7,204          243,598
Accrued custody fees                                5,335            8,692            3,642              750
Accrued expenses                                    3,930           13,451            1,536           21,054
Other Liabilities
                                            -------------    -------------    -------------    -------------
  Total Liabilities                             4,200,408       40,505,991          381,908          265,402

NET ASSETS                                  $  56,960,765    $ 133,984,093    $  10,328,239    $ 306,676,967
                                            =============    =============    =============    =============
Net Assets Consist of:

Par value                                   $      38,909    $      79,495    $      10,315    $     116,558
Capital paid in                                75,027,339      164,993,813       10,306,832      269,507,904
Undistributed net investment income (loss)        (81,581)         (38,139)         (15,279)        (744,365)
Accumulated net realized gain (loss)          (20,273,279)     (24,329,210)        (193,887)      (5,344,869)
Net unrealized gain (loss) on investments       2,249,377       (6,724,718)         220,258       43,141,739
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currency                                                           2,852
                                            -------------    -------------    -------------    -------------
NET ASSETS                                  $  56,960,765    $ 133,984,093    $  10,328,239    $ 306,676,967
                                            =============    =============    =============    =============
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000
  shares authorized)                            3,890,929        7,949,528        1,031,509       11,655,769
                                            =============    =============    =============    =============
Net asset value, offering & redemption
  price per share                           $       14.64    $       16.85    $       10.01    $       26.31
                                            =============    =============    =============    =============


                                                 Global
                                                  Hard           Small
                                                 Assets         Company
                                                Portfolio      Portfolio
Assets

Investments, at cost                           $ 3,944,523    $83,044,289
                                               ===========    ===========
Investments, at market value
  (Notes B and C)                              $ 3,982,785    $79,919,819
Cash                                               756,505      2,325,242
Accrued investment income                           11,092         12,341
Receivable for portfolio securities sold                          668,329
Receivable for foreign currency contracts
Receivable for daily variation on
  future contracts
Other assets                                         1,268
                                               -----------    -----------

  Total Assets                                   4,751,650     82,925,731

Liabilities

Amounts owed to banks
Payable for portfolio securities purchased                        605,548
Accrued investment advisory fees (Note D)            2,968         47,244
Accrued custody fees                                 1,580          5,090
Accrued expenses                                       977          6,866
Other Liabilities                                    1,268
                                               -----------    -----------

  Total Liabilities                                  6,793        664,748

NET ASSETS                                     $ 4,744,857    $82,260,983
                                               ===========    ===========

Net Assets Consist of:

Par value                                      $     5,390    $    57,907
Capital paid in                                  8,491,024     94,600,976
Undistributed net investment income (loss)          10,161       (228,701)
Accumulated net realized gain (loss)            (3,799,973)    (9,044,729)
Net unrealized gain (loss) on investments           38,262     (3,124,470)
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currency                                              (7)
                                               -----------    -----------

NET ASSETS                                     $ 4,744,857    $82,260,983
                                               ===========    ===========
Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000
  shares authorized)                               538,932      5,790,665
                                               ===========    ===========
Net asset value, offering & redemption
  price per share                              $      8.80    $     14.21
                                               ===========    ===========

                                              See notes to financial statements.
126

JEFFERSON PILOT VARIABLE FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                                                                                              Inter-
                                               Mid-Cap         S&P 500        Small-Cap                      national
                                                Value           Index           Value           Value         Equity
                                              Portfolio       Portfolio       Portfolio       Portfolio      Portfolio
Assets

Investments, at cost                        $  10,438,472   $ 207,741,332   $   5,346,771   $  79,715,334  $  40,466,425
                                            =============   =============   =============   =============  =============

Investments, at market value
  (Notes B and C)                           $  10,514,718   $ 179,916,081   $   5,745,822   $  87,533,559  $  33,681,062
Cash                                              312,948       3,892,941         380,329       6,017,649      1,749,256
Accrued investment income                          12,358         164,325           3,717         161,414        100,189
Receivable for portfolio securities sold           49,983          69,053          40,251                        285,180
Receivable for foreign currency contracts
Receivable for daily variation on future
  contracts                                                        15,275
Other assets
                                            -------------   -------------   -------------   -------------  -------------

  Total Assets                                 10,890,007     184,057,675       6,170,119      93,712,622     35,815,687

Liabilities

Amounts owed to banks
Payable for portfolio securities purchased         51,504         203,610         105,359         829,494
Accrued investment advisory fees (Note D)           8,810          35,392           5,876          56,970         29,194
Accrued custody fees                                2,868                           2,010             839          3,722
Accrued expenses                                    1,301           5,899             728           8,640          3,636
Other Liabilities
                                            -------------   -------------   -------------   -------------  -------------

  Total Liabilities                                64,483         244,901         113,973         895,943         36,552

NET ASSETS                                  $  10,825,524   $ 183,812,774   $   6,056,146   $  92,816,679  $  35,779,135
                                            =============   =============   =============   =============  =============


Net Assets Consist of:

Par value                                   $      10,710   $     217,463   $       5,629   $      46,602  $      36,325
Capital paid in                                10,706,405     214,155,130       5,645,689      80,957,447     45,889,659
Undistributed net investment income (loss)          7,680         935,289          (3,730)        440,313         (9,426)
Accumulated net realized gain (loss)               24,473      (3,557,080)          9,507       3,554,092     (3,335,378)
Net unrealized gain (loss) on investments          76,246     (27,825,251)        399,051       7,818,225     (6,785,363)
Net unrealized loss on future contracts                          (112,777)
Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currency                                             10                                                        (16,682)
                                            -------------   -------------   -------------   -------------  -------------

NET ASSETS                                  $  10,825,524   $ 183,812,774   $   6,056,146   $  92,816,679  $  35,779,135
                                            =============   =============   =============   =============  =============

Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares
  authorized)                                   1,070,959      21,746,313         562,870       4,660,156      3,632,532
                                            =============   =============   =============   =============  =============

Net asset value, offering & redemption
  price per share                           $       10.11   $        8.45   $       10.76   $       19.92  $        9.85
                                            =============   =============   =============   =============  =============

                                                World                           High
                                               Growth                          Yield           Money
                                                Stock         Balanced          Bond           Market
                                              Portfolio       Portfolio       Portfolio       Portfolio
Assets

Investments, at cost                        $ 114,810,968   $  61,138,854   $  21,642,137   $  53,657,427
                                            =============   =============   =============   =============

Investments, at market value
  (Notes B and C)                           $ 125,432,794   $  61,594,039   $  19,569,195   $  53,670,333
Cash                                              946,310       6,395,157
Accrued investment income                         525,122         472,102         400,254             534
Receivable for portfolio securities sold                          532,712       3,587,315      22,428,000
Receivable for foreign currency contracts                                             190
Receivable for daily variation on future
  contracts
Other assets
                                            -------------   -------------   -------------   -------------

  Total Assets                                126,904,226      68,994,010      23,556,954      76,098,867

Liabilities

Amounts owed to banks                                                             244,152             371
Payable for portfolio securities purchased        207,804       1,605,142       3,582,268      22,426,591
Accrued investment advisory fees (Note D)          76,038          40,931          11,188          17,923
Accrued custody fees                                6,854           2,508           3,430           1,230
Accrued expenses                                    8,418           7,288           6,223           5,008
Other Liabilities
                                            -------------   -------------   -------------   -------------

  Total Liabilities                               299,114       1,655,869       3,847,261      22,451,123

NET ASSETS                                  $ 126,605,112   $  67,338,141   $  19,709,693   $  53,647,744
                                            =============   =============   =============   =============

Net Assets Consist of:

Par value                                   $      59,678   $      53,837   $      24,834   $      49,519
Capital paid in                               115,855,523      67,421,111      22,400,009      52,624,494
Undistributed net investment income (loss)        557,953         850,204         729,095         960,955
Accumulated net realized gain (loss)             (460,169)     (1,442,422)     (1,373,517)           (130)
Net unrealized gain (loss) on investments      10,621,826         455,185      (2,072,942)         12,906
Net unrealized loss on future contracts
Net unrealized gain (loss) on translation
  of assets and liabilities in foreign
  currency                                        (29,699)            226           2,214
                                            -------------   -------------   -------------   -------------

NET ASSETS                                  $ 126,605,112   $  67,338,141   $  19,709,693   $  53,647,744
                                            =============   =============   =============   =============

Shares of common stock outstanding
  ($0.01 par value, 1,000,000,000 shares
  authorized)                                   5,967,823       5,383,735       2,483,312       4,951,871
                                            =============   =============   =============   =============

Net asset value, offering & redemption
  price per share                           $       21.21   $       12.51   $        7.94   $       10.83
                                            =============   =============   =============   =============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                            STATEMENT OF OPERATIONS

For the Period Ended June 30, 2001 (Unaudited)

                                                                  Emerging         Mid-Cap       Capital
                                                    Growth         Growth          Growth        Growth
                                                   Portfolio      Portfolio       Portfolio     Portfolio
Investment Income

Income:
 Interest                                        $     93,112   $    316,463      $   3,251   $    162,580
 Dividends                                             96,108        348,696          2,189        790,463
 Foreign taxes withheld                                               (1,755)                      (21,254)
                                                 ------------   ------------      ---------   ------------

   Total investment income                            189,220        663,404          5,440        931,789
                                                 ------------   ------------      ---------   ------------

Expenses:
 Advisory fees (Note D)                               237,185        577,970         14,785      1,585,578
 Custodian fees                                        11,676         28,952          3,642          2,072
 Shareholder reports                                   13,494         33,281            848         68,062
 Professional fees                                      3,862          9,490            239         19,437
 Insurance expense                                        211            525             13          1,062
 Directors fees                                           696          1,782             54          3,552
 Security valuation                                     3,055          5,440          1,000          1,160
 Miscellaneous expenses                                 2,179          5,410            138         10,953
                                                 ------------   ------------      ---------   ------------

   Gross expenses                                     272,358        662,850         20,719      1,691,876
   Expenses paid by JPIA (Note D)
                                                 ------------   ------------      ---------   ------------
   Total net expenses                                 272,358        662,850         20,719      1,691,876

   Net investment income (loss)                       (83,138)           554        (15,279)      (760,087)
                                                 ------------   ------------      ---------   ------------


Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency

Net realized gain (loss) on investments           (17,896,656)   (21,193,139)      (193,887)    (5,334,770)
Net realized loss on futures contracts
Net realized loss from foreign currency
 transactions                                                        (40,670)
Net unrealized gain (loss) on investments          (1,579,855)   (25,489,939)       220,258    (38,473,608)
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation
 of assets and liabilities in foreign currency                         4,500
                                                 ------------   ------------      ---------   ------------

 Net realized and unrealized gain (loss) on
 investments and foreign currency                 (19,476,511)   (46,719,248)        26,371    (43,808,378)
                                                 ------------   ------------      ---------   ------------

Net increase (decrease) in net assets resulting
 from operations                                 $(19,559,649)  $(46,718,694)     $  11,092   $(44,568,465)
                                                 ============   ============      =========   ============

                                                    Global
                                                     Hard         Small
                                                    Assets       Company
                                                  Portfolio     Portfolio
Investment Income

Income:
 Interest                                        $     5,460   $    42,835
 Dividends                                            51,075        52,876
 Foreign taxes withheld                               (2,142)
                                                 -----------   -----------

   Total investment income                            54,393        95,711
                                                 -----------   -----------

Expenses:
 Advisory fees (Note D)                               18,504       289,443
 Custodian fees                                        3,975        13,011
 Shareholder reports                                   1,025        16,070
 Professional fees                                       283         4,589
 Insurance expense                                        16           239
 Directors fees                                           48           833
 Security valuation                                    2,652         5,154
 Miscellaneous expenses                                  168         2,592
                                                 -----------   -----------

   Gross expenses                                     26,671       331,931
   Expenses paid by JPIA (Note D)
                                                 -----------   -----------
   Total net expenses                                 26,671       331,931

   Net investment income (loss)                       27,722      (236,220)
                                                 -----------   -----------


Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency

Net realized gain (loss) on investments              217,042    (1,669,127)
Net realized loss on futures contracts
Net realized loss from foreign currency
 transactions                                           (743)
Net unrealized gain (loss) on investments           (593,800)   (2,335,808)
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation
 of assets and liabilities in foreign currency          (230)
                                                 -----------   -----------

 Net realized and unrealized gain (loss) on
 investments and foreign currency                   (377,731)   (4,004,935)
                                                 -----------   -----------

Net increase (decrease) in net assets resulting
 from operations                                 $  (350,009)  $(4,241,155)
                                                 ===========   ===========

                                              See notes to financial statements.
128

JEFFERSON PILOT VARIABLE FUND, INC.

                            STATEMENT OF OPERATIONS

                                                                                                                Inter-
                                                  Mid-Cap        S&P 500         Small-Cap                     national
                                                   Value          Index            Value         Value          Equity
                                                 Portfolio      Portfolio        Portfolio     Portfolio       Portfolio
Investment Income

Income:
 Interest                                        $      3,675   $    171,998   $      3,549   $    128,680   $     47,968
 Dividends                                             27,794      1,016,297          7,640        685,789        360,785
 Foreign taxes withheld                                  (918)        (5,669)                       (3,887)       (43,657)
                                                 ------------   ------------   ------------   ------------   ------------

   Total investment income                             30,551      1,182,626         11,189        810,582        365,096
                                                 ------------   ------------   ------------   ------------   ------------

Expenses:
 Advisory fees (Note D)                                17,671        212,152         11,453        339,888        201,562
 Custodian fees                                         2,868         19,227          2,010          2,310         17,104
 Shareholder reports                                      862         32,725            433         18,655          8,387
 Professional fees                                        243          9,352            159          5,337          2,374
 Insurance expense                                         14          1,426              7            292            130
 Directors fees                                            54          1,706             17            965            433
 Security valuation                                       745         11,669            768          1,788          2,500
 Miscellaneous expenses                                   139         14,710             72          3,009          1,342
                                                 ------------   ------------   ------------   ------------   ------------

   Gross expenses                                      22,596        302,967         14,919        372,244        233,832
   Expenses paid by JPIA (Note D)                                    (55,456)
                                                 ------------   ------------   ------------   ------------   ------------
   Total net expenses                                  22,596        247,511         14,919        372,244        233,832

   Net investment income (loss)                         7,955        935,115         (3,730)       438,338        131,264
                                                 ------------   ------------   ------------   ------------   ------------


Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency

Net realized gain (loss) on investments                24,473       (288,766)         9,507      3,858,156     (2,552,536)
Net realized loss on futures contracts                            (2,744,057)
Net realized loss from foreign currency
 transactions                                            (275)                                                   (165,674)
Net unrealized gain (loss) on investments              76,246    (10,994,453)       399,051     (1,264,650)    (3,655,974)
Net unrealized gain on futures contracts                              27,973
Net unrealized gain (loss) on translation
 of assets and liabilities in foreign currency             10                                                      34,552
                                                 ------------   ------------   ------------   ------------   ------------

 Net realized and unrealized gain (loss) on
 investments and foreign currency                     100,454    (13,999,303)       408,558      2,593,506     (6,339,632)
                                                 ------------   ------------   ------------   ------------   ------------

Net increase (decrease) in net assets resulting
 from operations                                 $    108,409   $(13,064,188)  $    404,828   $  3,031,844   $ (6,208,368)
                                                 ============   ============   ============   ============   ============

                                                      World                         High
                                                      Growth                        Yield          Money
                                                      Stock         Balanced        Bond          Market
                                                    Portfolio       Portfolio     Portfolio      Portfolio
Investment Income

Income:
 Interest                                          $     92,861   $    970,257   $    830,881   $  1,095,322
 Dividends                                            1,807,599        169,927          5,048
 Foreign taxes withheld                                (191,294)        (1,295)
                                                   ------------   ------------   ------------   ------------

   Total investment income                            1,709,166      1,138,889        835,929      1,095,322
                                                   ------------   ------------   ------------   ------------

Expenses:
 Advisory fees (Note D)                                 480,225        243,593         65,828        106,045
 Custodian fees                                          23,773          7,932          9,416          5,121
 Shareholder reports                                     24,165         13,464          3,527          8,586
 Professional fees                                        6,955          3,858          1,005          2,444
 Insurance expense                                          555            209             55            134
 Directors fees                                           1,219            693            193            454
 Security valuation                                       5,939          5,382         17,800            236
 Miscellaneous expenses                                   5,728          2,158            569          1,386
                                                   ------------   ------------   ------------   ------------

   Gross expenses                                       548,559        277,289         98,393        124,406
   Expenses paid by JPIA (Note D)
                                                   ------------   ------------   ------------   ------------
   Total net expenses                                   548,559        277,289         98,393        124,406

   Net investment income (loss)                       1,160,607        861,600        737,536        970,916
                                                   ------------   ------------   ------------   ------------


Realized and Unrealized Gain (Loss)
 on Investments and Foreign Currency

Net realized gain (loss) on investments                (460,169)    (1,427,928)      (463,484)         1,128
Net realized loss on futures contracts
Net realized loss from foreign currency
 transactions                                          (117,320)        (2,893)        (2,668)
Net unrealized gain (loss) on investments            (4,337,052)    (1,358,621)      (263,748)        10,237
Net unrealized gain on futures contracts
Net unrealized gain (loss) on translation
 of assets and liabilities in foreign currency          (18,662)           855          3,628
                                                   ------------   ------------   ------------   ------------

 Net realized and unrealized gain (loss) on
 investments and foreign currency                    (4,933,203)    (2,788,587)      (726,272)        11,365
                                                   ------------   ------------   ------------   ------------

Net increase (decrease) in net assets resulting
 from operations                                   $ (3,772,596)  $ (1,926,987)  $     11,264   $    982,281
                                                   ============   ============   ============   ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       Emerging                 Mid-Cap
                                                        Growth                          Growth                   Growth
                                                       Portfolio                       Portfolio               Portfolio
                                             ----------------------------    ----------------------------    ------------
                                                                                                             (Unaudited)
                                              (Unaudited)        Year         (Unaudited)        Year        Period from
                                              Six Months        Ended         Six Months        Ended        May 1, 2001
                                              Ended June       December       Ended June       December        through
                                               30, 2001        31, 2000        30, 2001        31, 2000     June 30, 2001

Increase (decrease) in net assets:

 Net investment income (loss)                $    (83,138)   $   (165,853)   $        554    $   (536,970)   $    (15,279)
 Net realized gain (loss) on
   security transactions                      (17,896,656)      1,522,861     (21,193,139)     30,347,244        (193,887)
 Net realized loss on futures contracts
 Net realized gain (loss) from foreign
   currency transactions                                                          (40,670)         (7,284)
 Net unrealized gain (loss)
   on investments                              (1,579,855)    (10,688,561)    (25,489,939)    (71,327,651)        220,258
 Net unrealized gain (loss) on futures
   contracts
 Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currency                                                  4,500          (3,995)
                                             ------------    ------------    ------------    ------------    ------------

 Net increase (decrease) in net assets
  resulting from operations                   (19,559,649)     (9,331,553)    (46,718,694)    (41,528,656)         11,092
 Distribution to shareholders from
   net investment income
 Distribution to shareholders from
   capital gains                               (3,741,421)     (4,572,296)    (32,554,063)    (18,808,455)
 Increase (decrease) in net assets derived
   from shareholder transactions
   (Note E)                                       720,352      49,111,112      37,079,384      47,041,629      10,317,147
                                             ------------    ------------    ------------    ------------    ------------

 Net increase (decrease) in net assets        (22,580,718)     35,207,263     (42,193,373)    (13,295,482)     10,328,239

NET ASSETS:
 Beginning of Period                           79,541,483      44,334,220     176,177,466     189,472,948               0
                                             ------------    ------------    ------------    ------------    ------------

 End of Period                               $ 56,960,765    $ 79,541,483    $133,984,093    $176,177,466    $ 10,328,239
                                             ============    ============    ============    ============    ============

Undistributed net investment
   income (loss)                             $    (81,581)   $      1,557    $    (38,139)   $      1,977    $    (15,279)
                                             ============    ============    ============    ============    ============

                       See notes to financial statements.
130

JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                       Capital                      Global                       Small
                                                        Growth                   Hard Assets                    Company
                                                      Portfolio                   Portfolio                    Portfolio
                                             ---------------------------   ------------------------   ---------------------------
                                              (Unaudited)       Year       (Unaudited)      Year      (Unaudited)       Year
                                               Six Months      Ended       Six Months      Ended      Six Months       Ended
                                               Ended June     December     Ended June     December    Ended June      December
                                                30, 2001      31, 2000      30, 2001      31, 2000      30, 2001      31, 2000

Increase (decrease) in net assets:

 Net investment income (loss)                $   (760,087)  $ (2,364,438)  $   27,722   $    91,411   $   (236,220)  $   (461,016)
 Net realized gain (loss) on
   security transactions                       (5,334,770)    22,081,289      217,042      (199,770)    (1,669,127)    (3,423,060)
 Net realized loss on futures contracts
 Net realized gain (loss) from foreign
   currency transactions                                                         (743)       (8,846)
 Net unrealized gain (loss)
   on investments                             (38,473,608)   (75,201,229)    (593,800)      520,530     (2,335,808)   (12,873,988)
 Net unrealized gain (loss) on futures
   contracts
 Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currency                                               (230)          232
                                             ------------   ------------   ----------   -----------   ------------   ------------

 Net increase (decrease) in net assets
   resulting from operations                  (44,568,465)   (55,484,378)    (350,009)      403,557     (4,241,155)   (16,758,064)
 Distribution to shareholders from
   net investment income                                                      (88,145)      (69,014)
 Distribution to shareholders from
   capital gains                              (22,081,290)   (17,514,623)
 Increase (decrease) in net assets derived
   from shareholder transactions
   (Note E)                                    23,288,565     57,172,759      108,071      (784,329)     6,217,707      4,050,956
                                             ------------   ------------   ----------   -----------   ------------   ------------

 Net increase (decrease) in net assets        (43,361,190)   (15,826,242)    (330,083)     (449,786)     1,976,552    (12,707,108)

NET ASSETS:

 Beginning of Period                          350,038,157    365,864,399    5,074,940     5,524,726     80,284,431     92,991,539
                                             ------------   ------------   ----------   -----------   ------------   ------------

 End of Period                               $306,676,967   $350,038,157   $4,744,857   $ 5,074,940   $ 82,260,983   $ 80,284,431
                                             ============   ============   ==========   ===========   ============   ============

Undistributed net investment
   income (loss)                             $   (744,365)  $     15,722   $   10,161   $    71,327   $   (228,701)  $      7,519
                                             ============   ============   ==========   ===========   ============   ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                     Mid-Cap                S&P 500                Small-Cap
                                                      Value                  Index                   Value
                                                    Portfolio              Portfolio               Portfolio
                                                   -----------    ----------------------------    ------------
                                                   (Unaudited)                                    (Unaudited)
                                                   Period from     (Unaudited)     Period from    Period from
                                                   May 1, 2001     Six Months      May 1, 2000    May 1, 2001
                                                     through       Ended June        through        through
                                                  June 30, 2001     30, 2001    December 31, 2000 June 30, 2001

Increase (decrease) in net assets:

 Net investment income (loss)                      $     7,955    $    935,115    $  1,237,754    $     (3,730)
 Net realized gain (loss) on
   security transactions                                24,473        (288,766)        123,546           9,507
 Net realized loss on futures contracts                             (2,744,057)       (647,803)
 Net realized gain (loss) from foreign
   currency transactions                                  (275)
 Net unrealized gain (loss)
   on investments                                       76,246     (10,994,453)    (16,830,798)        399,051
 Net unrealized gain (loss) on futures contracts                        27,973        (140,750)
 Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currency                          10
                                                   -----------    ------------    ------------    ------------

 Net increase (decrease) in net assets
  resulting from operations                            108,409     (13,064,188)    (16,258,051)        404,828
 Distribution to shareholders from
   net investment income                                            (1,237,580)
 Distribution to shareholders from
   capital gains
 Increase (decrease) in net assets derived
   from shareholder transactions
   (Note E)                                         10,717,115      22,183,335     192,189,258       5,651,318
                                                   -----------    ------------    ------------    ------------

   Net increase (decrease) in net assets            10,825,524       7,881,567     175,931,207       6,056,146

  NET ASSETS:
   Beginning of Period                                       0     175,931,207               0               0
                                                   -----------    ------------    ------------    ------------

   End of Period                                   $10,825,524    $183,812,774    $175,931,207    $  6,056,146
                                                   ===========    ============    ============    ============
Undistributed net investment
   income (loss)                                   $     7,680    $    935,289    $  1,237,754    $     (3,730)
                                                   ===========    ============    ============    ============

                                              See notes to financial statements.

JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   International                World Growth
                                                           Value                       Equity                       Stock
                                                         Portfolio                   Portfolio                    Portfolio
                                                 -------------------------   --------------------------  --------------------------
                                                 (Unaudited)      Year       (Unaudited)       Year      (Unaudited)       Year
                                                 Six Months       Ended      Six Months        Ended     Six Months        Ended
                                                 Ended June      December    Ended June       December   Ended June       December
                                                  30, 2001       31, 2000     30, 2001        31, 2000    30, 2001        31, 2000

Increase (decrease) in net assets:

 Net investment income (loss)                    $   438,338   $   892,213   $   131,264   $    (33,425) $  1,160,607  $  1,889,097
 Net realized gain (loss) on
   security transactions                           3,858,156      (110,820)   (2,552,536)      (664,682)     (460,169)   16,552,841
 Net realized loss on futures contracts
 Net realized gain (loss) from foreign
   currency transactions                                                        (165,674)        22,518      (117,320)     (164,241)
 Net unrealized gain (loss)
   on investments                                 (1,264,650)    6,295,873    (3,655,974)   (10,276,818)   (4,337,052)  (16,218,880)
 Net unrealized gain (loss) on futures contracts
 Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currency                                                34,552        (51,030)      (18,662)        8,642
                                                 -----------   -----------   -----------   ------------  ------------  ------------

 Net increase (decrease) in net assets
  resulting from operations                        3,031,844     7,077,266    (6,208,368)   (11,003,437)   (3,772,596)    2,067,459
 Distribution to shareholders from
   net investment income                            (884,004)     (648,155)                                (2,005,530)   (1,814,768)
 Distribution to shareholders from
   capital gains                                     (60,962)   (8,077,932)                  (2,889,915)  (16,561,065)   (1,975,834)
 Increase (decrease) in net assets derived
   from shareholder transactions
   (Note E)                                        7,733,948     8,220,500     2,099,243     18,141,231    15,967,108     1,673,330
                                                 -----------   -----------   -----------   ------------  ------------  ------------

   Net increase (decrease) in net assets           9,820,826     6,571,679    (4,109,125)     4,247,879    (6,372,083)      (49,813)

  NET ASSETS:
   Beginning of Period                            82,995,853    76,424,174    39,888,260     35,640,381   132,977,195   133,027,008
                                                 -----------   -----------   -----------   ------------  ------------  ------------

   End of Period                                 $92,816,679   $82,995,853   $35,779,135   $ 39,888,260  $126,605,112  $132,977,195
                                                 ===========   ===========   ===========   ============  ============  ============
Undistributed net investment
   income (loss)                                 $   440,313   $   885,979   $    (9,426)  $     24,984  $    557,953  $  1,520,196
                                                 ===========   ===========   ===========   ============  ============  ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                  High Yield                      Money
                                                     Balanced                        Bond                         Market
                                                    Portfolio                     Portfolio                     Portfolio
                                            --------------------------    --------------------------    --------------------------
                                            (Unaudited)       Year        (Unaudited)        Year       (Unaudited)       Year
                                            Six Months       Ended        Six Months        Ended       Six Months       Ended
                                            Ended June      December      Ended June       December     Ended June      December
                                             30, 2001       31, 2000       30, 2001        31, 2000      30, 2001       31, 2000

Increase (decrease) in net assets:
 Net investment income (loss)               $   861,600    $ 1,716,833    $   737,536    $   907,701    $   970,916    $ 1,734,851
 Net realized gain (loss) on
   security transactions                     (1,427,928)     3,043,401       (463,484)      (483,213)         1,128            (60)
 Net realized loss on futures contracts
 Net realized gain (loss) from foreign
   currency transactions                         (2,893)       (19,028)        (2,668)         3,256
 Net unrealized gain (loss)
   on investments                            (1,358,621)    (5,679,090)      (263,748)    (1,294,356)        10,237          1,347
 Net unrealized gain (loss) on futures
   contracts
 Net unrealized gain (loss) on
   translation of assets and
   liabilities in foreign currency                  855         (2,832)         3,628         (1,414)
                                            -----------    -----------    -----------    -----------    -----------    -----------

 Net increase (decrease) in net assets
   resulting from operations                 (1,926,987)      (940,716)        11,264       (868,026)       982,281      1,736,138
 Distribution to shareholders from
   net investment income                     (1,684,607)    (1,118,262)        (6,509)      (910,221)    (1,744,812)    (1,459,257)
 Distribution to shareholders from
   capital gains                             (3,041,524)    (2,957,773)
 Increase (decrease) in net assets derived
   from shareholder transactions
   (Note E)                                  12,037,884     13,656,708     10,439,412      1,641,959     24,105,536     (6,354,095)
                                            -----------    -----------    -----------    -----------    -----------    -----------

Net increase (decrease) in net assets         5,384,766      8,639,957     10,444,167       (136,288)    23,343,005     (6,077,214)

NET ASSETS:
   Beginning of Period                       61,953,375     53,313,418      9,265,526      9,401,814     30,304,739     36,381,953
                                            -----------    -----------    -----------    -----------    -----------    -----------

   End of Period                            $67,338,141    $61,953,375    $19,709,693    $ 9,265,526    $53,647,744    $30,304,739
                                            ===========    ===========    ===========    ===========    ===========    ===========
Undistributed net investment
   income (loss)                            $   850,204    $ 1,676,104    $   729,095    $       736    $   960,955    $ 1,734,851
                                            ===========    ===========    ===========    ===========    ===========    ===========

                                              See notes to financial statements.
134

                      [This page intentionally left blank]

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

NOTE A--ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the "Company") is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fifteen separate portfolios (the "Portfolios"): the Growth Portfolio, the Emerging Growth Portfolio, the Mid-Cap Growth Portfolio, the Capital Growth Portfolio, the Global Hard Assets Portfolio, the Small Company Portfolio, the Mid-Cap Value Portfolio, the S&P 500 Index Portfolio, the Small-Cap Value Portfolio, the Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio, and the Money Market Portfolio.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements.

The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Investment Security Transactions: Investment security transactions are recorded as of the trade date, the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as dividends in excess of net investment income or distributions in excess of capital gains.

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

Foreign Currency Transactions: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at June 30, 2001.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency exchange rate relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At June 30, 2001, the Emerging Growth Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

                                                                U.S. Dollar
   Contracts                  Settlement Contracts to             Value at   Unrealized
   Sold                          Date       Deliver    Proceeds   06/30/01  Appreciation

   Emerging Growth Portfolio
   Australian dollars          09/17/01      537,189   $278,264   $272,288   $  5,976
   Japanese yen                09/17/01   31,096,290    261,754    251,458     10,296
                                                                             --------
                                                                             $ 16,272
                                                                             ========

   High Yield Bond Portfolio
   Euro dollars                09/17/01       54,027     45,867     45,677   $    190
                                                                             ========

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                                                U.S. Dollar
   Contracts                  Settlement Contracts to             Value at   Unrealized
   Purchased                     Date       Receive      Cost     06/30/01  Depreciation

   Emerging Growth Portfolio
   Australian dollars          09/17/01      402,000   $211,074   $203,764   $ (7,310)
   Japanese yen                09/17/01   23,096,290    192,506    186,767     (5,739)
                                                                             --------
                                                                             $(13,049)
                                                                             ========


Futures Contracts: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contacts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral ("initial margin"). Subsequent payments ("variation margin") are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded by the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of June 30, 2001, the Portfolios held the following futures contracts:

                                                              Market
   Contracts                        Expiration   Number of     Value       Unrealized
   Purchased                           Date      Contracts   06/30/01     Depreciation

   S&P 500 Index Portfolio
   S&P 500 Stock
    Index Contracts                  09/21/01       13      $4,003,025     $(112,777)
                                                                           =========


Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

NOTE C--INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At June 30, 2001, gross unrealized gains and losses were as follows:

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

Portfolio                            Gains         Losses       Gain (Loss)

Growth Portfolio                 $  3,708,849   $  1,459,472   $  2,249,377
Emerging Growth Portfolio           5,700,190     12,424,908     (6,724,718)
Mid-Cap Growth Portfolio              692,231        471,973        220,258
Capital Growth Portfolio           58,574,007     15,432,268     43,141,739
Global Hard Assets Portfolio          346,761        308,499         38,262
Small Company Portfolio            13,423,847     16,548,317     (3,124,470)
Mid-Cap Value Portfolio               594,438        518,192         76,246
S&P 500 Index Portfolio            15,444,613     43,269,864    (27,825,251)
Small-Cap Value Portfolio             483,089         84,038        399,051
Value Portfolio                    11,354,005      3,535,780      7,818,225
International Equity Portfolio      1,598,594      8,383,957     (6,785,363)
World Growth Stock Portfolio       23,031,947     12,410,121     10,621,826
Balanced Portfolio                  2,320,979      1,865,794        455,185
High Yield Bond Portfolio             246,114      2,319,056     (2,072,942)
Money Market Portfolio                 12,958             52         12,906

At June 30, 2001, the Emerging Growth, Mid-Cap Value, Balanced and High Yield Bond Portfolios had unrealized foreign currency gains of $2,852, $10, $226 and $2,214, respectively. The Global Hard Assets, International Equity and World Growth Stock Portfolios had unrealized foreign currency losses of $7, $16,682 and $29,699, respectively.

At December 31, 2000, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized capital gains: The International Equity Portfolio had $782,842 which expires in 2008; the Global Hard Assets Portfolio had $3,974,349 of which $225,455 expires in 2008, $168,665 expires in 2007, $3,350,893 expires in 2006, and $229,336 expires in 2005; Small Company Portfolio had $7,355,698 of which $3,425,713 expires in 2008 and $3,929,985 expires in 2007; S&P 500 Index Portfolio had $539,615 which expires in 2008; High Yield Bond Portfolio had $620,655 of which $231,394 expires in 2008, $261,114 expires in 2007, and
$128,147 expires in 2006; Money Market Portfolio had $1,258 of which $60 expires in 2008, $340 expires in 2007, $67 expires in 2005, $391 expires in 2004, and $400 expires in 2002.

In addition, during the period from November 1, 2000 through December 31, 2000, the High Yield Bond Portfolio incurred a foreign currency loss and a capital loss of $2,173 and $280,900, respectively. These losses are treated for Federal income tax purposes as if they occurred on January 1, 2001. Accordingly, during 2000 this Portfolio may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

Purchases and sales of investment securities for the six months ended June 30, 2001, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

                                                    Cost of
                                                   Investment         Proceeds from
                                                   Securities          Investment
   Portfolio                                       Purchased         Securities Sold

   Growth Portfolio                               $125,523,837         $126,686,447
   Emerging Growth Portfolio                       261,195,684          247,628,198
   Mid-Cap Growth Portfolio                         14,735,277            4,773,469
   Capital Growth Portfolio                         84,967,590           76,288,894
   Global Hard Assets Portfolio                      1,932,935            2,592,543
   Small Company Portfolio                          29,783,781           24,156,734
   Mid-Cap Value Portfolio                          10,896,122              482,124
   S&P 500 Index Portfolio                          25,873,681            1,465,099
   Small-Cap Value Portfolio                         5,618,160              280,896
   Value Portfolio                                  25,713,948           17,332,665
   International Equity Portfolio                   14,120,017           11,617,717
   World Growth Stock Portfolio                     20,508,147           16,169,155
   Balanced Portfolio                               56,043,164           45,207,985
   High Yield Bond Portfolio                        12,169,216            3,628,380

NOTE D--INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, "JPIA", a wholly-owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Strong Capital Management, Inc. to provide investment advisory services for the Growth Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Mid-Cap Growth Portfolio; Van Eck Associates Corporation to provide investment advisory services for the Global Hard Assets Portfolio; Lord, Abbett & Company to provide investment advisory services for the Small Company Portfolio; Wellington Management Company, LLP to provide investment advisory services for the Mid-Cap Value Portfolio; Barclays Global Fund Advisors to provide investment advisory services for the S&P 500 Index Portfolio; Dalton, Greiner, Hartman, Maher & Company to provide investment advisory services for the Small-Cap Value Portfolio; Credit Suisse Asset Management, LLC, to provide investment advisory services for the Value Portfolio; Lombard Odier International Portfolio Management Limited to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; Janus Capital Corporation to provide investment advisory services for the Capital Growth and Balanced Portfolios; Massachusetts Financial Services Company to provide investment advisory services for the Emerging Growth, High Yield Bond and Money Market Portfolios. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown on the following page:

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                             First $200       Next $1.10        Over $1.30
   Portfolio                                   Million          Billion           Billion

   Growth Portfolio                              .75%             .75%              .75%
   Emerging Growth Portfolio                     .80%             .75%              .70%
   Mid-Cap Growth Portfolio                      .90%             .90%              .90%
   Capital Growth Portfolio                     1.00%             .95%              .90%
   Global Hard Assets Portfolio                  .75%             .70%              .65%
   Small Company Portfolio                       .75%             .70%              .65%
   Mid-Cap Value Portfolio                      1.05%            1.05%             1.05%
   S&P 500 Index Portfolio                       .24%             .24%              .24%
   Small-Cap Value Portfolio                    1.30%            1.30%             1.30%
   Value Portfolio                               .75%             .70%              .65%
   International Equity Portfolio               1.00%            1.00%             1.00%
   World Growth Stock Portfolio                  .75%             .70%              .65%
   Balanced Portfolio                            .75%             .70%              .65%
   High Yield Bond Portfolio                     .75%             .75%              .75%
   Money Market Portfolio                        .50%             .45%              .40%

Expense Reductions: JPIA has entered into an expense reimbursement plan with the S&P 500 Index Portfolio. Under the Plan, JPIA has agreed to maintain an expense cap which limits the amount of expenses that can be borne by the Portfolio. Accordingly, JPIA will reimburse the Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets. This reimbursement arrangement may be terminated by the Investment Adviser at any time after April 30, 2001.

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

Growth Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                        921,890    $ 15,476,980       2,207,649    $ 54,808,282
Shares issued as reinvestment
   of dividends                      266,056       3,741,421         172,315       4,572,295
Shares redeemed                   (1,142,667)    (18,498,049)       (430,753)    (10,269,465)
                                  ----------    ------------       ---------    ------------
     Net increase                     45,279    $    720,352       1,949,211    $ 49,111,112
                                  ==========    ============       =========    ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

Emerging Growth Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                        878,047    $ 18,631,581       1,182,578    $ 44,045,950
Shares issued as reinvestment
   of dividends                    1,953,386      32,554,063         456,374      18,808,455
Shares redeemed                     (737,025)    (14,106,260)       (442,112)    (15,812,776)
                                  ----------    ------------       ---------    ------------
     Net increase                  2,094,409    $ 37,079,384       1,196,840    $ 47,041,629
                                  ==========    ============       =========    ============


Mid-Cap Growth Portfolio
                                     For the Period from
                                     May 1, 2001 through
                                        June 30, 2001
                                  --------------------------
                                    Shares         Dollars
                                    ------         -------
Shares issued                      1,031,842    $ 10,320,470
Shares issued as reinvestment
   of dividends
Shares redeemed                         (333)         (3,322)
                                   ---------    ------------
     Net increase                  1,031,509    $ 10,317,147
                                   =========    ============


Capital Growth Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                        589,772    $ 17,878,925       1,441,178    $ 56,257,035
Shares issued as reinvestment
   of dividends                      901,761      22,081,290         417,542      17,514,623
Shares redeemed                     (583,817)    (16,671,650)       (428,492)    (16,598,899)
                                    --------    ------------       ---------    ------------
     Net increase                    907,716    $ 23,288,565       1,430,228    $ 57,172,759
                                    ========    ============       =========    ============


Global Hard Assets Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                         89,898    $    845,090         561,054    $  5,071,014
Shares issued as reinvestment
   of dividends                       10,181          88,145           7,851          69,014
Shares redeemed                      (89,590)       (825,164)       (654,938)     (5,924,357)
                                     -------    ------------        --------    ------------
     Net increase (decrease)          10,489    $    108,071         (86,033)   $   (784,329)
                                     =======    ============        ========    ============

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


Small Company Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                        967,070    $ 13,881,418         767,081    $ 12,167,685
Shares issued as reinvestment
   of dividends
Shares redeemed                     (590,618)     (7,663,711)       (503,468)     (8,116,729)
                                    --------    ------------        --------    ------------
     Net increase                    376,452    $  6,217,707         263,613    $  4,050,956
                                    ========    ============        ========    ============


Mid-Cap Value Portfolio
                                     For the Period from
                                     May 1, 2001 through
                                        June 30, 2001
                                  --------------------------
                                    Shares         Dollars
                                    ------         -------
Shares issued                      1,073,991    $ 10,748,210
Shares issued as reinvestment
   of dividends
Shares redeemed                       (3,032)        (31,095)
                                   ---------    ------------
     Net increase                  1,070,959    $ 10,717,115
                                   =========    ============


S & P 500 Index Portfolio
                                                                      For the Period from
                                   For the Six Months Ended           May 1, 2000 through
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                      3,144,655    $ 27,662,848      20,404,386    $203,512,579
Shares issued as reinvestment
   of dividends                      154,866       1,237,580
Shares redeemed                     (791,945)     (6,717,093)     (1,165,649)    (11,323,321)
                                  ----------    ------------      ----------    ------------
     Net increase                  2,507,576    $ 22,183,335      19,238,737    $192,189,258
                                  ==========    ============      ==========    ============

Small-Cap Value Portfolio
                                     For the Period from
                                     May 1, 2001 through
                                        June 30, 2001
                                  --------------------------
                                    Shares         Dollars
                                    ------         -------
Shares issued                        564,588    $  5,669,099
Shares issued as reinvestment
   of dividends
Shares redeemed                       (1,718)        (17,781)
                                     -------    ------------
     Net increase                    562,870    $  5,651,318
                                     =======    ============

                                             JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


Value Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                      1,165,288    $ 23,055,979         873,515    $ 15,974,270
Shares issued as reinvestment
   of dividends                       49,629         944,966         498,718       8,726,087
Shares redeemed                     (826,869)    (16,266,997)       (909,306)    (16,479,857)
                                   ---------    ------------        --------    ------------
     Net increase                    388,048    $  7,733,948         462,927    $  8,220,500
                                   =========    ============        ========    ============


International Equity Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                        896,701    $ 10,031,670       1,558,776    $ 21,724,315
Shares issued as reinvestment
   of dividends                                                      190,036       2,889,915
Shares redeemed                     (756,795)     (7,932,427)       (474,092)     (6,472,999)
                                    --------    ------------       ---------    ------------
     Net increase                    139,906    $  2,099,243       1,274,720    $ 18,141,231
                                    ========    ============       =========    ============


World Growth Stock Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                        170,167    $  3,921,130         432,100    $ 11,192,911
Shares issued as reinvestment
   of dividends                      915,268      18,566,595         143,807       3,790,602
Shares redeemed                     (281,305)     (6,520,617)       (513,691)    (13,310,183)
                                    --------    ------------        --------    ------------
     Net increase                    804,130    $ 15,967,108          62,216    $  1,673,330
                                    ========    ============        ========    ============


Balanced Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                      1,005,637    $ 13,120,060         870,682    $ 12,574,328
Shares issued as reinvestment
   of dividends                      387,405       4,726,131         273,188       4,076,035
Shares redeemed                     (440,230)     (5,808,307)       (204,171)     (2,993,655)
                                   ---------    ------------        --------    ------------
     Net increase                    952,812    $ 12,037,884         939,699    $ 13,656,708
                                   =========    ============        ========    ============

JEFFERSON PILOT VARIABLE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)


High Yield Bond Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                      1,949,495    $ 15,910,556         442,413    $  4,014,950
Shares issued as reinvestment
   of dividends                      118,958         916,730          83,973         771,551
Shares redeemed                     (787,927)     (6,387,874)       (346,866)     (3,144,542)
                                   ---------    ------------        --------    ------------
     Net increase                  1,280,526    $ 10,439,412         179,520    $  1,641,959
                                   =========    ============        ========    ============


Money Market Portfolio
                                   For the Six Months Ended                Year Ended
                                        June 30, 2001                  December 31, 2000
                                  ----------------------------------------------------------
                                    Shares         Dollars           Shares        Dollars
                                    ------         -------           ------        -------
Shares issued                      4,821,877    $ 52,725,319       5,658,952    $ 60,766,411
Shares issued as reinvestment
   of dividends                      162,718       1,744,812         139,702       1,459,257
Shares redeemed                   (2,808,176)    (30,364,595)     (6,377,479)    (68,579,763)
                                  ----------    ------------      ----------    ------------
     Net increase (decrease)       2,176,419    $ 24,105,536        (578,825)   $ (6,354,095)
                                  ==========    ============      ==========    ============

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